UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia International Stock Fund

Annual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	36

Federal Income Tax Information	37

Fund Governance	38

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	43

Shareholder Meeting Results	45

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia International Stock Fund

Summary

■  For the 12-month period that ended August 31, 2010, the fund's Class A shares returned negative 5.57% without sales charge.

■  The fund underperformed its benchmarks, the MSCI EAFE Index (Net)1 and the MSCI All Country World ex U.S. Index (Net),2 and the average return of its peer group, the Lipper International Multi-Cap Core Funds Classification.3

■  The fund had more exposure than its benchmarks to southern European countries, namely Greece, which detracted from the fund's performance. Stock selection in the consumer staples and consumer discretionary sectors also held back return.

Portfolio Management

Fred Copper has managed the fund since October 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Copper was associated with the fund's previous advisor or its predecessors since 2005.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index (Net) tracks global stock market performance that includes developed and emerging markets but excludes the U.S.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund many not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2010

–5.57%

Class A shares (without sales charge)

–2.34%

MSCI EAFE Index (Net)

+2.85%

MSCI All Country World ex U.S. Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

1

Economic Update – Columbia International Stock Fund

Summary

For the 12-month period that ended August 31, 2010

■   The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished during the early summer. The S&P 500 Index1

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia International Stock Fund returned 4.91% for the 12-month period. Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 18.02% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend Municipal Bond Index5 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index6 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

6The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.48
Class B	2.23
Class C	2.23
Class Y	1.04
Class Z	1.23

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	8,983	8,468
Class B	8,448	8,448
Class C	8,487	8,487
Class Y	9,245	n/a
Class Z	9,228	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/92
Sales charge	without	with	without	with	without	with	without	without
1-year	–5.57	–11.00	–6.29	–10.87	–6.25	–7.17	–5.31	–5.48
5-year	–1.31	–2.47	–2.02	–2.30	–2.01	–2.01	–1.01	–1.05
10-year	–1.07	–1.65	–1.67	–1.67	–1.63	–1.63	–0.78	–0.80

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	0.98	–4.83	0.18	–4.72	0.18	–0.80	1.37	1.18
5-year	–0.08	–1.26	–0.80	–1.08	–0.81	–0.81	0.22	0.19
10-year	0.58	–0.01	–0.04	–0.04	0.00	0.00	0.88	0.86

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C shares performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1992.

4

Understanding Your Expenses – Columbia International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	958.70	1,018.15	6.91	7.12	1.40
Class B	1,000.00	1,000.00	954.30	1,014.37	10.59	10.92	2.15
Class C	1,000.00	1,000.00	954.60	1,014.37	10.59	10.92	2.15
Class Y	1,000.00	1,000.00	959.10	1,019.91	5.18	5.35	1.05
Class Z	1,000.00	1,000.00	958.30	1,019.41	5.68	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for all share Classes except for Class Y, account value at the end of the period would have been reduced for these share Classes.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/10 ($)

Class A	10.21
Class B	9.82
Class C	9.88
Class Y	10.33
Class Z	10.33

Distributions declared per share

09/01/09 – 08/31/10 ($)

Class A	0.34
Class B	0.25
Class C	0.25
Class Y	0.40
Class Z	0.38

Top 5 countries

as of 08/31/10 (%)

Japan	20.0
United Kingdom	15.9
Germany	9.4
Switzerland	6.1
France	6.0

Top 10 holdings

as of 08/31/10 (%)

Banco Santander	1.9
AstraZeneca	1.7
BHP Billiton	1.7
Roche Holdings	1.6
Sanofi-Aventis	1.5
BASF	1.5
Carlsberg	1.4
Australia & New Zealand Banking Group	1.4
Sumitomo Mitsui Financial Group	1.4
International Power	1.3

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, the fund's Class A shares returned negative 5.57% without sales charge. In a challenging environment for international stock markets, the fund and the MSCI EAFE Index (Net) generated losses. The MSCI EAFE Index (Net) returned negative 2.34% and the MSCI All Country World ex U.S. Index (Net) returned positive 2.85%. The average return of funds in its peer group, the Lipper International Multi-Cap Core Funds Classification, was 1.94%. An overweight in southern European countries, namely Greece, detracted from the fund's performance as did stock selection in the consumer staples and consumer discretionary sectors.

Greece, consumer sectors detracted from performance in relatively flat market

Stock markets around the developed world were generally flat during the 12-month period, with Asia, emerging markets and northern European countries holding up better than southern Europe, which is struggling with a sovereign debt crisis. Against this backdrop, an overweight in Greece detracted from fund performance. We thought the country's austerity plan would be a solution for its debt problem. However, so far that has not been the case and we significantly trimmed exposure to Greece during the period.

In the consumer sectors, stock selection also hampered returns. Game Group (0.6% of net assets), a video game retailer in the UK, was a disappointment. Sales of video games are usually driven by new hardware platforms, but no new platforms were introduced during the period. The stock remains in the portfolio because its valuation and 8% dividend yield remain attractive. In addition, we believe that a new hardware cycle, based on hand held and 3D platforms, is about to begin. We believe that this has the potential to boost the stock's performance.

Positive stock selection aided returns

By contrast, relatively strong economic growth in Asia benefited Hongkong Land Holdings (0.9% of net assets), an office property developer. Turkish Air (Turk Hava Yollari) (0.5% of net assets) also aided performance. The Turkish market has been strong, and its location as a gateway between Europe and the Mideast has kept demand for air travel robust. U.K.-based International Power (1.3% of net assets), a global electricity generating company, made a positive contribution to the fund's return. The company's announced merger with France's GDF-Suez drove up the share price. During the period, we used derivatives, such as currency forwards to hedge the portfolio's currency weight, call options to protect against individual position losses and index futures to equitize cash. These positions provided some downside protection for currency exposures and certain portfolio holdings but had no material impact on performance.

A shift in country emphasis

In addition to reducing exposure to Greece, we also trimmed holdings in Japan. We had increased exposure to Japan on the belief that a new finance minister would be a force for stability and economic recovery. However, government upheaval has continued and there has been no sign of government action to implement tough reforms and weaken the yen. As a result, we reduced the fund's investments in Japan. We used the proceeds from reductions in Greece and Japan to build positions in the export-oriented northern

6

Portfolio Manager's Report (continued) – Columbia International Stock Fund

European markets of Germany, France, Sweden and Finland, because we believed they would continue to benefit from a structurally weak euro, which makes their products less expensive abroad, and from the export segments of their economies. An example is MTU Aero Engines Holdings (0.7% of net assets), a German aerospace company, which was buoyed by increased global demand for aerospace products. In addition, we had an out-of-index weight to the United States where we took profits on relatively strong performance.

Seeking dividends in a subdued market

With expectations of subdued economic growth and modest equity market returns, we have positioned the portfolio to emphasize dividend yield. Although we routinely consider a stock's dividend yield as part of our analysis, we will give dividends more consideration going forward because we believe dividends will become a much larger percentage of total return as investors seek opportunities to enhance return without undue risk. With this in mind, we have already added dividend-paying stocks from the telecommunications, integrated energy and utilities sectors.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Investment Portfolio – Columbia International Stock Fund

August 31, 2010

Common Stocks – 98.2%
	Shares	Value ($)
Consumer Discretionary – 9.8%
Automobiles – 1.6%
Honda Motor Co., Ltd.	51,500	1,697,611
Nissan Motor Co., Ltd. (a)	635,000	4,837,307
Automobiles Total		6,534,918
Hotels, Restaurants & Leisure – 0.6%
OPAP SA	149,281	2,257,832
Hotels, Restaurants & Leisure Total		2,257,832
Household Durables – 2.3%
Arnest One Corp.	304,500	3,084,586
Foster Electric Co., Ltd.	144,700	3,100,349
SEB SA	43,403	3,180,850
Household Durables Total		9,365,785
Leisure Equipment & Products – 0.4%
Altek Corp.	1,177,000	1,728,488
Leisure Equipment & Products Total		1,728,488
Specialty Retail – 2.6%
EDION Corp.	236,000	1,624,052
Game Group PLC	2,354,112	2,387,147
USS Co., Ltd.	54,510	4,031,286
Yamada Denki Co., Ltd.	38,040	2,367,069
Specialty Retail Total		10,409,554
Textiles, Apparel & Luxury Goods – 2.3%
Adidas AG	73,882	3,749,871
LG Fashion Corp.	141,930	3,528,192
Youngone Corp.	260,400	2,083,619
Textiles, Apparel & Luxury Goods Total		9,361,682
Consumer Discretionary Total		39,658,259
Consumer Staples – 9.1%
Beverages – 2.4%
Carlsberg A/S, Class B	60,854	5,717,236
Cott Corp. (a)(b)	580,228	4,003,573
Beverages Total		9,720,809
Food & Staples Retailing – 2.8%
George Weston Ltd.	31,000	2,372,495
Koninklijke Ahold NV	355,385	4,365,893
Seven & I Holdings Co., Ltd.	199,400	4,548,440
Food & Staples Retailing Total		11,286,828
Food Products – 3.5%
Balrampur Chini Mills Ltd.	1,154,276	2,062,329
China Milk Products Group Ltd. (a)(c)	7,540,000	389,377
Marine Harvest ASA	5,003,867	3,800,307

	Shares	Value ($)
Nestle SA, Registered Shares	89,674	4,637,708
Parmalat SpA	1,511,854	3,625,846
Food Products Total		14,515,567
Household Products – 0.4%
Mcbride PLC	700,895	1,496,927
Household Products Total		1,496,927
Consumer Staples Total		37,020,131
Energy – 8.1%
Energy Equipment & Services – 2.6%
Core Laboratories NV	27,182	2,145,475
Noble Corp.	104,459	3,250,764
Shinko Plantech Co., Ltd.	380,500	2,992,703
Tecnicas Reunidas SA	39,782	2,013,670
Energy Equipment & Services Total		10,402,612
Oil, Gas & Consumable Fuels – 5.5%
AWE Ltd. (a)	2,200,185	3,063,329
BP PLC	834,603	4,847,641
Japan Petroleum Exploration Co.	50,100	1,803,583
Rosneft Oil Co., GDR	313,135	1,971,498
Royal Dutch Shell PLC, Class B	163,878	4,176,723
Total SA	93,967	4,375,537
Yanzhou Coal Mining Co., Ltd., Class H	1,038,000	2,134,208
Oil, Gas & Consumable Fuels Total		22,372,519
Energy Total		32,775,131
Financials – 23.7%
Capital Markets – 3.3%
Credit Suisse Group AG, Registered Shares	64,368	2,812,356
Deutsche Bank AG, Registered Shares	48,661	3,056,448
ICAP PLC	395,601	2,487,481
Intermediate Capital Group PLC	742,168	3,093,318
Tokai Tokyo Financial Holdings, Inc.	548,000	1,812,506
Capital Markets Total		13,262,109
Commercial Banks – 10.9%
Australia & New Zealand Banking Group Ltd.	280,958	5,683,541
Banco Bilbao Vizcaya Argentaria SA	398,088	4,798,262
Banco Santander SA	651,192	7,610,801

See Accompanying Notes to Financial Statements.

8

Columbia International Stock Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Bank of China Ltd., Class H	4,973,000	2,508,850
BNP Paribas	82,466	5,129,635
Governor & Co. of the Bank of Ireland (a)	2,908,385	2,822,038
HSBC Holdings PLC	482,721	4,755,909
National Bank of Greece SA (a)	169,398	2,149,019
Sumitomo Mitsui Financial Group, Inc.	184,500	5,481,470
Svenska Handelsbanken AB, Class A	123,987	3,226,890
Commercial Banks Total		44,166,415
Diversified Financial Services – 0.9%
ING Groep NV (a)	432,849	3,826,950
Diversified Financial Services Total		3,826,950
Insurance – 5.0%
Allianz SE, Registered Shares	27,410	2,810,829
Axis Capital Holdings Ltd.	103,556	3,197,809
Brit Insurance Holdings NV	244,763	3,605,214
Sampo Oyj, Class A	188,641	4,537,612
XL Group PLC	102,884	1,842,652
Zurich Financial Services AG, Registered Shares	19,495	4,342,019
Insurance Total		20,336,135
Real Estate Investment Trusts (REITs) – 1.1%
Japan Retail Fund Investment Corp.	3,166	4,237,230
Real Estate Investment Trusts (REITs) Total		4,237,230
Real Estate Management & Development – 2.5%
Hongkong Land Holdings Ltd.	702,000	3,767,184
Huaku Development Co., Ltd.	1,603,466	4,157,144
Swire Pacific Ltd., Class A	185,300	2,239,615
Real Estate Management & Development Total		10,163,943
Financials Total		95,992,782
Health Care – 9.0%
Biotechnology – 0.6%
Amgen, Inc. (a)	49,496	2,526,276
Biotechnology Total		2,526,276
Health Care Providers & Services – 1.1%
Miraca Holdings, Inc.	129,200	4,323,781
Health Care Providers & Services Total		4,323,781

	Shares	Value ($)
Pharmaceuticals – 7.3%
AstraZeneca PLC, ADR	141,659	7,002,204
GlaxoSmithKline PLC	214,910	4,026,868
Novartis AG, Registered Shares	51,920	2,723,294
Roche Holding AG, Genusschein Shares	48,175	6,544,052
Sanofi-Aventis SA	108,915	6,226,626
Santen Pharmaceutical Co., Ltd.	87,900	3,147,492
Pharmaceuticals Total		29,670,536
Health Care Total		36,520,593
Industrials – 11.3%
Aerospace & Defense – 1.7%
BAE Systems PLC	887,807	4,015,145
MTU Aero Engines Holding AG	51,143	2,839,658
Aerospace & Defense Total		6,854,803
Airlines – 0.5%
Turk Hava Yollari A.O. (a)	685,702	2,151,437
Airlines Total		2,151,437
Commercial Services & Supplies – 0.8%
Aeon Delight Co., Ltd.	171,400	3,208,830
Commercial Services & Supplies Total		3,208,830
Construction & Engineering – 1.4%
CTCI Corp.	2,472,000	2,710,642
Maire Tecnimont SpA	910,875	3,039,005
Construction & Engineering Total		5,749,647
Electrical Equipment – 1.8%
Mitsubishi Electric Corp.	473,000	3,787,408
Schneider Electric SA	34,748	3,669,099
Electrical Equipment Total		7,456,507
Industrial Conglomerates – 1.9%
DCC PLC	123,935	3,099,893
Tyco International Ltd.	122,128	4,552,932
Industrial Conglomerates Total		7,652,825
Machinery – 0.5%
Demag Cranes AG (a)	69,249	2,112,946
Machinery Total		2,112,946
Professional Services – 0.8%
Atkins WS PLC	293,734	3,065,644
Professional Services Total		3,065,644
Trading Companies & Distributors – 1.9%
ITOCHU Corp.	364,700	2,969,241
Kloeckner & Co., SE (a)	95,092	1,844,348

See Accompanying Notes to Financial Statements.

9

Columbia International Stock Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Mitsui & Co., Ltd.	229,400	2,997,794
Trading Companies & Distributors Total		7,811,383
Industrials Total		46,064,022
Information Technology – 5.3%
Electronic Equipment, Instruments & Components – 2.2%
FUJIFILM Holdings Corp.	113,800	3,444,580
Halma PLC	545,339	2,288,010
Murata Manufacturing Co., Ltd.	67,500	3,203,711
Electronic Equipment, Instruments & Components Total		8,936,301
Semiconductors & Semiconductor Equipment – 1.5%
Macronix International	3,802,000	2,026,891
MediaTek, Inc.	171,349	2,327,113
Samsung Electronics Co., Ltd.	3,023	1,911,405
Semiconductors & Semiconductor Equipment Total		6,265,409
Software – 1.6%
Autonomy Corp. PLC (a)	132,827	3,168,711
Nintendo Co., Ltd.	11,600	3,218,985
Software Total		6,387,696
Information Technology Total		21,589,406
Materials – 9.9%
Chemicals – 3.0%
BASF SE	117,458	6,148,834
Clariant AG, Registered Shares (a)	285,694	3,661,042
Hitachi Chemical Co., Ltd.	139,400	2,412,455
Chemicals Total		12,222,331
Construction Materials – 0.4%
Ciments Francais SA	20,197	1,520,313
Construction Materials Total		1,520,313
Metals & Mining – 5.6%
Aurubis AG	70,998	2,812,633
BHP Billiton PLC	248,210	6,945,200
Centerra Gold, Inc.	163,530	2,295,723
Eastern Platinum Ltd. (a)	1,822,200	1,828,437
First Quantum Minerals Ltd.	25,875	1,491,813
Freeport-McMoRan Copper & Gold, Inc. (b)	25,567	1,840,313
OneSteel Ltd.	751,684	1,933,285
Teck Resources Ltd., Class B	47,415	1,582,713

	Shares	Value ($)
Thompson Creek Metals Co., Inc. (a)(b)	242,200	2,073,696
Metals & Mining Total		22,803,813
Paper & Forest Products – 0.9%
Svenska Cellulosa AB, Class B	269,619	3,574,973
Paper & Forest Products Total		3,574,973
Materials Total		40,121,430
Telecommunication Services – 6.4%
Diversified Telecommunication Services – 2.8%
Bezeq Israeli Telecommunication Corp., Ltd.	1,270,034	2,807,095
Tele2 AB, Class B	227,400	4,083,015
Telefonica SA	90,929	2,005,885
Telenor ASA	174,154	2,543,498
Diversified Telecommunication Services Total		11,439,493
Wireless Telecommunication Services – 3.6%
Freenet AG	394,927	3,975,480
NTT DoCoMo, Inc.	1,333	2,250,134
Softbank Corp.	158,500	4,539,284
Vivo Participacoes SA, ADR	78,074	1,873,776
Vodafone Group PLC	750,971	1,813,693
Wireless Telecommunication Services Total		14,452,367
Telecommunication Services Total		25,891,860
Utilities – 5.6%
Electric Utilities – 1.7%
Enel SpA	521,301	2,473,420
Fortum Oyj	194,228	4,461,732
Electric Utilities Total		6,935,152
Gas Utilities – 0.6%
PT Perusahaan Gas Negara Tbk	5,433,000	2,413,154
Gas Utilities Total		2,413,154
Independent Power Producers & Energy Traders – 1.3%
International Power PLC	936,396	5,319,614
Independent Power Producers & Energy Traders Total		5,319,614

See Accompanying Notes to Financial Statements.

10

Columbia International Stock Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Multi-Utilities – 2.0%
AGL Energy Ltd.	261,871	3,503,565
RWE AG	70,827	4,613,056
Multi-Utilities Total		8,116,621
Utilities Total		22,784,541
Total Common Stocks (cost of $400,641,280)		398,418,155
Investment Company – 0.3%
iShares MSCI EAFE Index Fund	27,732	1,385,213
Total Investment Company (cost of $1,487,708)		1,385,213
Preferred Stock – 1.0%
Consumer Staples – 1.0%
Household Products – 1.0%
Henkel AG & Co., KGaA	87,880	4,111,176
Household Products Total		4,111,176
Consumer Staples Total		4,111,176
Total Preferred Stock (cost of $4,355,674)		4,111,176
Short-Term Obligation – 0.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Treasury obligation maturing 05/31/17, market value $689,813 (repurchase proceeds $675,003)	675,000	675,000
Total Short-Term Obligation (cost of $675,000)		675,000
Total Investments – 99.7% (cost of $407,159,662)(d)		404,589,544
Other Assets & Liabilities, Net – 0.3%		1,136,923
Net Assets – 100.0%		405,726,467

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2010, the value of this security amounted to $389,377, which represents 0.1% of net assets.

(d)  Cost for federal income tax purposes is $414,189,951.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$39,658,259	$—	$39,658,259
Consumer Staples	6,376,068	30,254,686	389,377	37,020,131
Energy	7,367,737	25,407,394	—	32,775,131
Financials	8,807,645	87,185,137	—	95,992,782
Health Care	9,528,480	26,992,113	—	36,520,593
Industrials	4,552,932	41,511,090	—	46,064,022
Information Technology	—	21,589,406	—	21,589,406
Materials	11,112,695	29,008,735	—	40,121,430
Telecommunication Services	1,873,776	24,018,084	—	25,891,860
Utilities	—	22,784,541	—	22,784,541
Total Common Stocks	49,619,333	348,409,455	389,377	398,418,155
Total Preferred Stock	—	4,111,176	—	4,111,176
Total Investment Company	1,385,213	—	—	1,385,213
Total Short-Term Obligation	—	675,000	—	675,000
Total Investments	51,004,546	353,195,621	389,377	404,589,544
Value of Written Call Option Contracts	(118,995)	—	—	(118,995)
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	1,037,257	—	1,037,257
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(693,940)	—	(693,940)
Total	$50,885,551	$353,538,938	$389,377	$404,813,866

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purpose of fair valuation.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

See Accompanying Notes to Financial Statements.

11

Columbia International Stock Fund

August 31, 2010

The following table reconciles asset balances for the twelve months ending August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of August 31, 2010
Common Stocks Consumer Staples	$—	$(42,422)	$(2,578,841)	$—	$(233,199)	$3,243,839	$—	$389,377

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $2,578,841. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

Financial assets were transferred from level 2 to level 3 as certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy during the year ended August 31, 2010.

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$3,243,839	$3,243,839	$—

For more information on valuation inputs, and their aggregation in to the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Risk Exposure/Type

At August 31, 2010, the Fund held the following written call option contracts:

Equity Risk

Written Call Options

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Cott Corp.	$7.5	5,802	09/18/10	$23,207	$(116,040)
Freeport-McMoRan Copper & Gold, Inc.	85.0	255	09/18/10	7,673	(2,805)
Thompson Creek Metals Co., Inc.	10.0	15	09/18/10	135	(150)
Total written call options: (proceeds $31,015)					$(118,995)

For the year ended August 31, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2009	2,754	$75,067
Options written	25,230	594,133
Options terminated in closing purchase transactions	(6,467)	(197,679)
Options exercised	(1,636)	(59,395)
Options expired	(13,809)	(381,111)
Options outstanding at August 31, 2010	6,072	$31,015

Forward foreign currency exchange contracts outstanding on August 31, 2010, are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$19,834,526	$20,014,671	11/18/10	$(180,145)
CHF	7,697,206	7,589,880	11/18/10	107,326
EUR	2,053,982	2,086,535	11/18/10	(32,553)
GBP	22,533,207	22,992,270	11/18/10	(459,063)
JPY	5,935,412	5,844,962	11/18/10	90,450
JPY	2,874,155	2,859,102	11/18/10	15,053
SGD	5,814,096	5,834,968	11/18/10	(20,872)
				$(479,804)
Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,616,878	$1,615,571	11/18/10	$(1,307)
CAD	14,881,171	15,375,088	11/18/10	493,917
DKK	1,233,273	1,252,204	11/18/10	18,931
DKK	1,225,613	1,229,172	11/18/10	3,559
EUR	1,624,432	1,630,768	11/18/10	6,336
KRW	7,332,698	7,489,253	11/18/10	156,555
NOK	3,257,539	3,338,890	11/18/10	81,351
SEK	1,241,551	1,248,845	11/18/10	7,294
TWD	12,836,301	12,892,786	11/18/10	56,485
				$823,121

See Accompanying Notes to Financial Statements.

12

Columbia International Stock Fund

August 31, 2010

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$81,121,887	20.0
United Kingdom	64,495,450	15.9
Germany	38,075,278	9.4
Switzerland	24,720,471	6.1
France	24,102,061	6.0
United States*	19,270,959	4.7
Spain	16,428,618	4.1
Canada	15,648,450	3.9
Australia	14,183,720	3.5
Taiwan	12,950,278	3.2
Sweden	10,884,878	2.7
Netherlands	10,338,318	2.5
Italy	9,138,270	2.3
Finland	8,999,344	2.2
Korea, Republic Of	7,523,216	1.9
Norway	6,343,806	1.6
Hong Kong	6,006,799	1.5
Ireland	5,921,931	1.5
Denmark	5,717,236	1.4
China	5,032,434	1.2
Greece	4,406,851	1.1
Israel	2,807,095	0.7
Indonesia	2,413,154	0.6
Turkey	2,151,437	0.5
India	2,062,329	0.5
Russia	1,971,498	0.5
Brazil	1,873,776	0.5
	$404,589,544	100.0

* Includes short-term obligation and investment company.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia International Stock Fund
August 31, 2010

		($)
Assets	Investments, at identified cost	407,159,662
	Investments, at value	404,589,544
	Cash	983
	Foreign currency (cost of $706,850)	706,387
	Unrealized appreciation on forward foreign currency exchange contracts	1,037,257
	Receivable for:
	Investments sold	1,757,166
	Fund shares sold	220,995
	Dividends	1,003,418
	Interest	3
	Foreign tax reclaims	372,587
	Expense reimbursement due from investment advisor	12,305
	Trustees' deferred compensation plan	99,762
	Prepaid expenses	11,581
	Total Assets	409,811,988
Liabilities	Written options, at value (premium of $31,015)	118,995
	Unrealized depreciation on forward foreign currency exchange contracts	693,940
	Payable for:
	Investments purchased	1,650,736
	Fund shares repurchased	741,167
	Investment advisory fee	313,627
	Pricing and bookkeeping fees	10,609
	Transfer agent fee	87,635
	Trustees' fees	50
	Custody fee	49,501
	Distribution and service fees	38,957
	Chief compliance officer expenses	205
	Trustees' deferred compensation plan	99,762
	Other liabilities	280,337
	Total Liabilities	4,085,521
	Net Assets	405,726,467
Net Assets Consist of	Paid-in capital	638,922,892
	Overdistributed net investment income	(2,574,754)
	Accumulated net realized loss	(228,306,052)
	Net unrealized appreciation (depreciation) on:
	Investments	(2,570,118)
	Foreign currency translations	342,479
	Written options	(87,980)
	Net Assets	405,726,467

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities (continued) – Columbia International Stock Fund
August 31, 2010

Class A	Net assets	$122,502,047
	Shares outstanding	12,001,383
	Net asset value per share	$10.21	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($10.21/0.9425)	$10.83	(b)
Class B	Net assets	$3,817,565
	Shares outstanding	388,740
	Net asset value and offering price per share	$9.82	(a)
Class C	Net assets	$9,691,383
	Shares outstanding	981,235
	Net asset value and offering price per share	$9.88	(a)
Class Y	Net assets	$15,443,725
	Shares outstanding	1,494,737
	Net asset value and offering price per share	$10.33
Class Z	Net assets	$254,271,747
	Shares outstanding	24,607,020
	Net asset value and offering price per share	$10.33

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

15

Statement of Operations – Columbia International Stock Fund
For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	16,194,548
	Interest	7,233
	Foreign taxes withheld	(1,714,333)
	Total Investment Income	14,487,448
Expenses	Investment advisory fee	4,390,935
	Distribution fee:
	Class B	39,345
	Class C	85,602
	Service fee:
	Class A	352,581
	Class B	13,104
	Class C	28,534
	Transfer agent fee: Class A, Class B, Class C, Class Z	785,219
	Transfer agent fee: Class Y	50
	Pricing and bookkeeping fees	127,617
	Trustees' fees	40,156
	Custody fee	310,853
	Chief compliance officer expenses	1,184
	Other expenses	361,961
	Expenses before interest expense	6,537,141
	Interest expense	7,487
	Total Expenses	6,544,628
	Fees waived or expenses reimbursed by investment advisor	(215,220)
	Expense reductions	(3)
	Net Expenses	6,329,405
	Net Investment Income	8,158,043
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency and Written Options
	Net realized gain (loss) on:
	Investments	13,483,147
	Futures contracts	(153,907)
	Foreign currency transactions and forward foreign currency exchange contracts	(2,961,295)
	Written options	502,198
	Net realized gain	10,870,143
	Net change in unrealized appreciation (depreciation) on:
	Investments	(39,940,355)
	Foreign currency translations and forward foreign currency exchange contracts	(1,206,708)
	Written options	(121,737)
	Net change in unrealized appreciation (depreciation)	(41,268,800)
	Net Loss	(30,398,657)
	Net Decrease Resulting from Operations	(22,240,614)

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets – Columbia International Stock Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)(a)(b)
Operations	Net investment income	8,158,043	12,573,567
	Net realized gain (loss) on investments, futures contracts, foreign currency transactions, forward foreign currency exchange contracts and written options	10,870,143	(251,703,658)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(41,268,800)	46,682,086
	Net decrease resulting from operations	(22,240,614)	(192,448,005)
Distributions to Shareholders	From net investment income:
	Class A	(4,501,763)	—
	Class B	(131,339)	—
	Class C	(269,778)	—
	Class Y	(1,059,827)	—
	Class Z	(11,584,228)	—
	From net realized gains:
	Class A	—	(6,159,742)
	Class B	—	(334,111)
	Class C	—	(536,917)
	Class Z	—	(15,741,630)
	Total distributions to shareholders	(17,546,935)	(22,772,400)
	Net Capital Stock Transactions	(124,829,289)	(110,942,583)
	Redemption fees	6,287	8,875
	Increase from regulatory settlements	322,140	7,166,056
	Total decrease in net assets	(164,288,411)	(318,988,057)
Net Assets	Beginning of period	570,014,878	889,002,935
	End of period	405,726,467	570,014,878
	Undistributed (overdistributed) net investment income at end of period	(2,574,754)	8,468,703

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets (continued) – Columbia International
Stock Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	347,905	3,851,300	516,883	4,695,613
Distributions reinvested	363,963	4,014,516	637,490	5,520,581
Redemptions	(2,228,143)	(24,386,379)	(3,223,832)	(29,220,643)
Net decrease	(1,516,275)	(16,520,563)	(2,069,459)	(19,004,449)
Class B
Subscriptions	30,573	331,497	53,826	477,504
Distributions reinvested	10,460	111,606	34,698	290,772
Redemptions	(248,327)	(2,639,874)	(490,621)	(4,372,977)
Net decrease	(207,294)	(2,196,771)	(402,097)	(3,604,701)
Class C
Subscriptions	44,958	491,010	60,419	547,251
Distributions reinvested	19,792	212,370	48,757	410,531
Redemptions	(253,394)	(2,732,776)	(397,869)	(3,664,430)
Net decrease	(188,644)	(2,029,396)	(288,693)	(2,706,648)
Class Y
Subscriptions	328,119	3,677,237	2,967,379	31,160,000
Distributions reinvested	36	397	—	—
Redemptions	(1,561,104)	(17,682,667)	(239,693)	(2,583,893)
Net increase (decrease)	(1,232,949)	(14,005,033)	2,727,686	28,576,107
Class Z
Subscriptions	2,591,068	28,737,156	5,611,403	52,602,683
Distributions reinvested	258,384	2,880,935	826,429	7,239,240
Redemptions	(10,951,066)	(121,695,617)	(18,754,823)	(174,044,815)
Net decrease	(8,101,614)	(90,077,526)	(12,316,991)	(114,202,892)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.15	$14.02	$19.93	$18.89		$15.76
Income from Investment Operations:
Net investment income (a)	0.16	0.22	0.37 (b)	0.26		0.26
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	(0.76)	(2.81)	(3.43)	3.04		3.17
Total from investment operations	(0.60)	(2.59)	(3.06)	3.30		3.43
Less Distributions to Shareholders:
From net investment income	(0.34)	—	(0.64)	(0.29)		(0.13)
From net realized gains	—	(0.42)	(2.21)	(1.97)		(0.17)
Total distributions to shareholders	(0.34)	(0.42)	(2.85)	(2.26)		(0.30)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—	—	—	—		—
Increase from regulatory settlements	— (c)	0.14	—	—		—
Net Asset Value, End of Period	$10.21	$11.15	$14.02	$19.93		$18.89
Total return (d)(e)	(5.57)%	(16.59)%	(17.74)%	18.46	%(f)	21.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.40%	1.41%	1.23%	1.24%		1.19%
Interest expense (h)	—%	—%	—%	—%		—%
Net expenses (g)	1.40%	1.41%	1.23%	1.24%		1.19%
Waiver/Reimbursement	0.05%	0.06%	0.09%	0.10%		0.08%
Net investment income (g)	1.49%	2.37%	2.17%	1.33%		1.49%
Portfolio turnover rate	75%	118%	63%	65%		95%
Net assets, end of period (000s)	$122,502	$150,743	$218,484	$297,149		$277,295

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.72	$13.61	$19.40	$18.44		$15.37
Income from Investment Operations:
Net investment income (a)	0.07	0.14	0.20 (b)	0.09		0.11
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	(0.72)	(2.73)	(3.29)	2.99		3.14
Total from investment operations	(0.65)	(2.59)	(3.09)	3.08		3.25
Less Distributions to Shareholders:
From net investment income	(0.25)	—	(0.49)	(0.15)		(0.01)
From net realized gains	—	(0.42)	(2.21)	(1.97)		(0.17)
Total distributions to shareholders	(0.25)	(0.42)	(2.70)	(2.12)		(0.18)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—	—	—	—		—
Increase from regulatory settlements	— (c)	0.12	—	—		—
Net Asset Value, End of Period	$9.82	$10.72	$13.61	$19.40		$18.44
Total return (d)(e)	(6.29)%	(17.26)%	(18.31)%	17.54	%(f)	21.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.15%	2.16%	1.98%	1.99%		1.94%
Interest expense (h)	—%	—%	—%	—%		—%
Net expenses (g)	2.15%	2.16%	1.98%	1.99%		1.94%
Waiver/Reimbursement	0.05%	0.06%	0.09%	0.10%		0.08%
Net investment income (g)	0.66%	1.57%	1.18%	0.49%		0.62%
Portfolio turnover rate	75%	118%	63%	65%		95%
Net assets, end of period (000s)	$3,818	$6,392	$13,580	$29,925		$42,585

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.78	$13.68	$19.49	$18.51		$15.43
Income from Investment Operations:
Net investment income (a)	0.08	0.15	0.23 (b)	0.11		0.13
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	(0.73)	(2.76)	(3.34)	2.99		3.13
Total from investment operations	(0.65)	(2.61)	(3.11)	3.10		3.26
Less Distributions to Shareholders:
From net investment income	(0.25)	—	(0.49)	(0.15)		(0.01)
From net realized gains	—	(0.42)	(2.21)	(1.97)		(0.17)
Total distributions to shareholders	(0.25)	(0.42)	(2.70)	(2.12)		(0.18)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—	—	—	—		—
Increase from regulatory settlements	— (c)	0.13	—	—		—
Net Asset Value, End of Period	$9.88	$10.78	$13.68	$19.49		$18.51
Total return (d)(e)	(6.25)%	(17.24)%	(18.33)%	17.59	%(f)	21.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.15%	2.16%	1.98%	1.99%		1.94%
Interest expense (h)	—%	—%	—%	—%		—%
Net expenses (g)	2.15%	2.16%	1.98%	1.99%		1.94%
Waiver/Reimbursement	0.05%	0.06%	0.09%	0.10%		0.08%
Net investment income (g)	0.72%	1.63%	1.38%	0.57%		0.75%
Portfolio turnover rate	75%	118%	63%	65%		95%
Net assets, end of period (000s)	$9,691	$12,615	$19,946	$29,144		$27,806

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended August 31, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$11.30	$10.06
Income from Investment Operations:
Net investment income (b)	0.18	0.03
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and written options	(0.75)	1.21
Total from investment operations	(0.57)	1.24
Less Distributions to Shareholders:
From net investment income	(0.40)	—
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—
Increase from regulatory settlements	— (c)	—
Net Asset Value, End of Period	$10.33	$11.30
Total return (d)	(5.31)%	12.33	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.03%	0.99	%(g)
Interest expense (h)	—%	—	%(g)
Net expenses (f)	1.03%	0.99	%(g)
Net investment income (f)	1.59%	2.05	%(g)
Portfolio turnover rate	75%	118	%(e)
Net assets, end of period (000s)	$15,444	$30,818

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.30	$14.15	$20.09	$19.03		$15.85
Income from Investment Operations:
Net investment income (a)	0.19	0.24	0.40 (b)	0.31		0.29
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign capital gains tax and foreign currency	(0.78)	(2.80)	(3.44)	3.06		3.23
Total from investment operations	(0.59)	(2.56)	(3.04)	3.37		3.52
Less Distributions to Shareholders:
From net investment income	(0.38)	—	(0.69)	(0.34)		(0.17)
From net realized gains	—	(0.42)	(2.21)	(1.97)		(0.17)
Total distributions to shareholders	(0.38)	(0.42)	(2.90)	(2.31)		(0.34)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(c)	—	—	—	—		—
Increase from regulatory settlements	— (c)	0.13	—	—		—
Net Asset Value, End of Period	$10.33	$11.30	$14.15	$20.09		$19.03
Total return (d)(e)	(5.48)%	(16.29)%	(17.52)%	18.73	%(f)	22.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.15%	1.16%	0.98%	0.99%		0.94%
Interest expense (h)	—%	—%	—%	—%		—%
Net expenses (g)	1.15%	1.16%	0.98%	0.99%		0.94%
Waiver/Reimbursement	0.05%	0.06%	0.09%	0.10%		0.08%
Net investment income (g)	1.71%	2.60%	2.32%	1.55%		1.63%
Portfolio turnover rate	75%	118%	63%	65%		95%
Net assets, end of period (000s)	$254,272	$369,448	$636,992	$1,011,212		$1,005,878

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia International Stock Fund
August 31, 2010

Note 1. Organization

Columbia International Stock Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the

24

Columbia International Stock Fund, August 31, 2010

times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives

25

Columbia International Stock Fund, August 31, 2010

delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are

26

Columbia International Stock Fund, August 31, 2010

distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, expiring capital loss carryforwards, Passive Foreign Investment Company adjustments and proceeds from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(1,654,565)	$38,266,988	$(36,612,423)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31,
	2010	2009
Ordinary Income*	$17,546,935	$39,369
Long-Term Capital Gains	—	22,733,031

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$1,712,176	$—	$(9,600,407)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$47,334,638
Unrealized depreciation	(56,935,045)
Net unrealized depreciation	$(9,600,407)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$59,458,342
2018	165,754,669
Total	$225,213,011

Capital loss carryforwards of $36,290,283 expired during the year ended August 31, 2010.

27

Columbia International Stock Fund, August 31, 2010

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the

28

Columbia International Stock Fund, August 31, 2010

"Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The New Transfer Agent receives a monthly fee for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent also receives reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

29

Columbia International Stock Fund, August 31, 2010

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $7,022 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $404, $4,645 and $408, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.15% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $2,785.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $3 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts, options and forward contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

30

Columbia International Stock Fund, August 31, 2010

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following note provides more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another. The Fund used forward contracts in order to achieve a representative weighted mix of major currencies in its benchmarks and/or to recover an underweight country exposure in its portfolio.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended August 31, 2010, the Fund entered into 309 forward foreign currency exchange contracts.

Futures Contracts—The Fund entered into stock index futures and/or interest rate futures contracts to manage its exposure to the securities markets and/or to movements in interest rates.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

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Columbia International Stock Fund, August 31, 2010

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

The Fund did not have any open futures contracts at the end of the year.

Options—The Fund wrote covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended August 31, 2010, the Fund entered into 25,230 written options contracts.

The following table is a summary of the value of the Fund's derivative instruments as of August 31, 2010:

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
Asset	Fair Value	Liabilities	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$1,037,257	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$693,940
		Written Options	118,995

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Columbia International Stock Fund, August 31, 2010

The effect of derivative instruments on the Fund's Statement of Operations for the year ended August 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$(2,698,081)	$(1,162,153)
Written Options	Equity Risk	502,198	(121,737)
Futures Contracts	Interest Rate Risk	(153,907)	—

Note 7. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $374,181,668 and $509,801,503, respectively.

Note 8. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2010, the Fund received redemption fees as follows:

Redemption Fee
Class A	Class B	Class C	Class Y	Class Z
$1,692	$68	$139	$351	$4,037

Note 9. Regulatory Settlements

During the years ended August 31, 2010 and August 31, 2009, the Fund received payments totaling $322,140 and $7,166,056, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 10. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $4,048,649 at a weighted average interest rate of 1.49%.

Note 11. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 49.7% of the outstanding shares of the Fund. Purchase and

33

Columbia International Stock Fund, August 31, 2010

redemption activity of this account may have a significant effect on the operations of the Fund.

Note 12. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a

34

Columbia International Stock Fund, August 31, 2010

material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into Columbia Multi-Advisor International Equity Fund. Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Stock Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2010

36

Federal Income Tax Information (Unaudited) – Columbia International Stock Fund

Foreign taxes paid during the fiscal year ended August 31, 2010 of $1,714,333 are being passed through to shareholders. This represents $0.04 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries amounted to $14,423,951 ($0.37 per share) for the fiscal year ended August 31, 2010.

For non-corporate shareholders 18.56% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

37

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

38

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

39

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

41

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

42

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

43

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

44

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
395,230,055	5,843,489	4,314,261	56,207,166

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
391,713,558	9,492,158	4,181,991	56,207,266

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Stock Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia International Stock Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1626 A (10/10)

Columbia Mid Cap Growth Fund

Annual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Fund Governance	35

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investment, LLC)	40

Shareholder Meeting Results	42

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Mid Cap Growth Fund

Summary

■  For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 15.02% without sales charge.

■  The fund outperformed both its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index,1 while also exceeding the average return of its peer group, the Lipper Mid-Cap Growth Funds Classification.2

■  Successful stock selection, notably in energy, information technology and industrials, helped propel the fund's solid return.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Collette was associated with the fund's previous advisor or its predecessors since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Myers was associated with the fund's previous advisor or its predecessors since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Lin was associated with the fund's previous advisor or its predecessors since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Neigut was associated with the fund's previous advisor or its predecessors since 2007.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2010

+15.02%

Class A shares (without sales charge)

+11.58%

Russell Midcap Growth Index

+12.32%

Russell Midcap Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

1

Economic Update – Columbia Mid Cap Growth Fund

Summary

For the 12-month period that ended August 31, 2010

■   The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished during the early summer. The S&P 500 Index1 returned 4.91% for the 12-month period. Outside the United States, stock market returns

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Mid Cap Growth Fund

were mixed. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 18.02% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend Municipal Bond Index5 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index6 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

6The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class R	1.52
Class T	1.32
Class Y	0.87
Class Z	1.02

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	8,857	8,347
Class B	8,347	8,347
Class C	8,369	8,369
Class R	8,753	n/a
Class T	8,849	8,339
Class Y	9,079	n/a
Class Z	9,068	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		R	T		Y	Z
Inception	11/01/02		11/01/02		10/13/03		01/23/06	11/01/02		07/15/09	11/20/85
Sales charge	without	with	without	with	without	with	without	without	with	without	without
1-year	15.02	8.42	14.10	9.10	14.13	13.13	14.70	14.96	8.36	15.43	15.29
5-year	3.05	1.83	2.28	1.96	2.27	2.27	2.80	2.99	1.78	3.32	3.30
10-year	–1.21	–1.79	–1.79	–1.79	–1.77	–1.77	–1.32	–1.22	–1.80	–0.96	–0.97

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		R	T		Y	Z
Sales charge	without	with	without	with	without	with	without	without	with	without	without
1-year	20.72	13.77	19.79	14.79	19.79	18.79	20.39	20.62	13.67	21.25	21.05
5-year	4.92	3.69	4.14	3.81	4.14	4.14	4.67	4.86	3.62	5.21	5.18
10-year	0.16	–0.43	–0.43	–0.43	–0.41	–0.41	0.04	0.15	–0.44	0.42	0.40

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class R, Class T and Class Y are newer classes of shares. Class A, Class B, Class T and Class Y shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C shares performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class R share performance information includes returns of Class A shares for the period from November 1, 2002 through January 22, 2006, and the returns of Class Z share for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class C, Class R and Class T shares for periods during which Class Z share returns are included would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class R shares were initially offered on January 23, 2006, Class T shares were initially offered on November 1, 2002, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 20, 1985.

4

Understanding Your Expenses – Columbia Mid Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.00	1,019.00	6.23	6.26	1.23
Class B	1,000.00	1,000.00	1,004.20	1,015.22	10.00	10.06	1.98
Class C	1,000.00	1,000.00	1,003.70	1,015.22	10.00	10.06	1.98
Class R	1,000.00	1,000.00	1,006.50	1,017.74	7.49	7.53	1.48
Class T	1,000.00	1,000.00	1,007.50	1,018.75	6.48	6.51	1.28
Class Y	1,000.00	1,000.00	1,009.70	1,020.97	4.26	4.28	0.84
Class Z	1,000.00	1,000.00	1,009.30	1,020.27	4.96	4.99	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/10 ($)

Class A	20.22
Class B	18.93
Class C	18.98
Class R	19.98
Class T	20.21
Class Y	20.72
Class Z	20.72

Distributions declared per share

09/01/09 – 08/31/10 ($)

Class Y	0.03
Class Z	0.01

Top 5 sectors

as of 08/31/10 (%)

Information Technology	21.8
Consumer Discretionary	19.7
Health Care	13.7
Industrials	12.9
Energy	7.9

Top 10 holdings

as of 08/31/10 (%)

TIBCO Software	1.6
Bucyrus International	1.6
Alliance Data System	1.6
Cummins	1.5
C.H. Robinson Worldwide	1.5
BorgWarner	1.4
Red Hat	1.4
Laboratory Corp. of America Holdings	1.3
Rovi	1.3
Concho Resources	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 15.02% without sales charge. The fund outpaced its benchmarks, the Russell Midcap Growth Index, which returned 11.58%, and the Russell Midcap Index, which rose by 12.32%, for the same period. The fund's return also outdistanced the 11.36% average return of its peer group, the Lipper Mid-Cap Growth Funds Classification. Solid security selection helped drive the fund's strong relative performance. Investments in metals, mining, coal and oil companies did particularly well in late 2009 and early 2010, gaining from strong demand from emerging market nations.

Energy, technology and industrials selections helped drive outperformance

Selections in the energy, information technology and industrials sectors contributed substantially to the fund's outperformance. In energy, the leading contributors included Concho Resources and Core Laboratories (1.3% and 0.7% of net assets, respectively). An oil and gas exploration and production company, Concho generated impressive earnings results, driven by higher production volumes and lower costs. Core Laboratories, an oilfield service company, also produced healthy profits and had the continuing advantage of greater geographic diversification than many of its competitors. Among our technology holdings, Salesforce.com, Akamai Technologies and Cognizant Technology Solutions (1.1%, 0.9% and 1.2% of net assets, respectively) were three stand-out performers. In an environment in which corporations strived to improve workforce productivity, Salesforce.com enjoyed brisk demand for its software designed to improve the efficiency of sales associates. Akamai benefited from the growing demand for services to enhance the delivery of content, including video, that requires greater bandwidth to move over the Internet. Meanwhile Cognizant profited from increased corporate spending on information technology outsourcing. In the industrials group, leading performers included Bucyrus International and Cummins Inc. (1.6% and 1.5% of net assets, respectively). Bucyrus took advantage of increased demand for mining equipment in the emerging markets, while Cummins was boosted by a cyclical rebound for engines, fuel systems and emission systems. Other notable contributors included Cliffs Natural Resources (1.0% of net assets) in the materials sector and Priceline.com (0.9% of net assets) in the consumer discretionary group. Cliffs Natural Resources gained from strong domestic demand for steel and global demand for iron ore and metallurgical coal. Priceline.com provided an attractive airline reservations service for cost-conscious travelers.

Disappointments were generally stock specific

In the consumer discretionary group, increasing regulatory pressures took their toll on for-profit education company DeVry, which we sold. Investors worried that the pressures could lead to declining enrollments at schools operated by the company. In health care, Myriad Genetics and Brookdale Senior Living (0.5% of net assets) both held back results. Myriad, which we sold, suffered from weakening sales trends for its molecular diagnostic devices. The share price of Brookdale fell in the face of potentially greater regulation of fees for entering continuing-care retirement communities. In the financials sector, two disappointments were Janus Capital Group and Principal Financial Group, both of which we sold.

6

Portfolio Managers' Report (continued) – Columbia Mid Cap Growth Fund

A timely shift away from higher-volatility stocks

During the period, we reduced the fund's investments in companies that appear highly dependent on vigorous expansion of the domestic economy, where growth is vulnerable to the effects of persistently high unemployment, sluggish wage growth and a weak housing market. We are seeking solid companies with favorable product cycle trends that have the ability to do well regardless of the direction of the overall economy. We believe the market, in general, will start to favor companies whose earnings are less dependent on the direction of the general economy.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Risks include stock market fluctuations due to business and economic developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

7

Investment Portfolio – Columbia Mid Cap Growth Fund

August 31, 2010

Common Stocks – 97.2%
	Shares	Value ($)
Consumer Discretionary – 19.7%
Auto Components – 2.5%
BorgWarner, Inc. (a)	350,980	15,320,277
Cooper Tire & Rubber Co.	391,910	6,345,023
Lear Corp. (a)	78,230	5,762,422
Auto Components Total		27,427,722
Diversified Consumer Services – 0.6%
Grand Canyon Education, Inc. (a)	396,849	6,782,149
Diversified Consumer Services Total		6,782,149
Hotels, Restaurants & Leisure – 4.3%
Chipotle Mexican Grill, Inc. (a)	65,970	9,950,255
Ctrip.com International Ltd., ADR (a)	245,290	9,931,792
Las Vegas Sands Corp. (a)	235,320	6,666,616
Panera Bread Co., Class A (a)	83,160	6,647,810
Royal Caribbean Cruises Ltd. (a)	205,610	5,049,782
WMS Industries, Inc. (a)	226,900	8,018,646
Hotels, Restaurants & Leisure Total		46,264,901
Household Durables – 1.7%
Tempur-Pedic International, Inc. (a)	445,490	11,939,132
Whirlpool Corp.	86,130	6,387,401
Household Durables Total		18,326,533
Internet & Catalog Retail – 0.9%
priceline.com, Inc. (a)	33,190	9,674,221
Internet & Catalog Retail Total		9,674,221
Media – 1.7%
CBS Corp., Class B	468,190	6,470,386
Lamar Advertising Co., Class A (a)	214,140	5,612,609
McGraw-Hill Companies, Inc.	246,250	6,808,813
Media Total		18,891,808
Multiline Retail – 1.9%
Big Lots, Inc. (a)	432,390	13,516,511
Nordstrom, Inc.	249,760	7,223,059
Multiline Retail Total		20,739,570
Specialty Retail – 4.1%
Advance Auto Parts, Inc.	221,220	12,049,853
Dick's Sporting Goods, Inc. (a)	260,310	6,369,786
Limited Brands, Inc.	229,650	5,419,740
TJX Companies, Inc.	280,840	11,146,540
Urban Outfitters, Inc. (a)	329,310	9,984,679
Specialty Retail Total		44,970,598

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 2.0%
Coach, Inc.	160,370	5,747,661
Hanesbrands, Inc. (a)	217,890	5,216,286
Lululemon Athletica, Inc. (a)	338,100	11,164,062
Textiles, Apparel & Luxury Goods Total		22,128,009
Consumer Discretionary Total		215,205,511
Consumer Staples – 5.5%
Beverages – 0.6%
Hansen Natural Corp. (a)	135,430	6,099,767
Beverages Total		6,099,767
Food Products – 1.6%
Green Mountain Coffee Roasters, Inc. (a)	181,650	5,598,453
H.J. Heinz Co.	255,890	11,832,354
Food Products Total		17,430,807
Household Products – 1.1%
Clorox Co.	194,700	12,620,454
Household Products Total		12,620,454
Personal Products – 2.2%
Avon Products, Inc.	409,180	11,907,138
Herbalife Ltd.	217,740	12,101,989
Personal Products Total		24,009,127
Consumer Staples Total		60,160,155
Energy – 7.9%
Energy Equipment & Services – 4.3%
Cameron International Corp. (a)	187,070	6,880,435
Core Laboratories N.V.	101,240	7,990,873
FMC Technologies, Inc. (a)	122,180	7,556,833
McDermott International, Inc. (a)	442,360	5,671,055
Noble Corp.	211,650	6,586,548
Seadrill Ltd.	289,469	6,709,891
Weatherford International Ltd. (a)	363,570	5,420,829
Energy Equipment & Services Total		46,816,464
Oil, Gas & Consumable Fuels – 3.6%
Alpha Natural Resources, Inc. (a)	193,530	7,185,769
Concho Resources, Inc. (a)	239,339	13,982,184
Continental Resources, Inc. (a)	152,670	6,186,188
Denbury Resources, Inc. (a)	387,940	5,718,236

See Accompanying Notes to Financial Statements.

8

Columbia Mid Cap Growth Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Southwestern Energy Co. (a)	200,120	6,547,927
Oil, Gas & Consumable Fuels Total		39,620,304
Energy Total		86,436,768
Financials – 6.3%
Capital Markets – 2.3%
Affiliated Managers Group, Inc. (a)	200,190	12,854,200
T. Rowe Price Group, Inc.	187,820	8,222,759
TD Ameritrade Holding Corp. (a)	315,770	4,613,400
Capital Markets Total		25,690,359
Consumer Finance – 0.6%
Discover Financial Services	446,460	6,478,134
Consumer Finance Total		6,478,134
Diversified Financial Services – 1.4%
IntercontinentalExchange, Inc. (a)	87,550	8,366,278
MSCI, Inc., Class A (a)	229,700	6,868,030
Diversified Financial Services Total		15,234,308
Real Estate Investment Trusts (REITs) – 2.0%
Digital Realty Trust, Inc.	146,400	8,677,128
Nationwide Health Properties, Inc.	165,630	6,371,786
Plum Creek Timber Co., Inc.	186,980	6,445,201
Real Estate Investment Trusts (REITs) Total		21,494,115
Financials Total		68,896,916
Health Care – 13.7%
Biotechnology – 2.5%
Alexion Pharmaceuticals, Inc. (a)	185,950	10,500,596
Dendreon Corp. (a)	169,470	6,073,805
Human Genome Sciences, Inc. (a)	229,000	6,661,610
Onyx Pharmaceuticals, Inc. (a)	191,822	4,620,992
Biotechnology Total		27,857,003
Health Care Equipment & Supplies – 2.4%
Gen-Probe, Inc. (a)	166,770	7,509,653
Intuitive Surgical, Inc. (a)	28,680	7,601,060
NuVasive, Inc. (a)	208,380	6,115,953
Thoratec Corp. (a)	146,619	4,721,132
Health Care Equipment & Supplies Total		25,947,798

	Shares	Value ($)
Health Care Providers & Services – 4.5%
Brookdale Senior Living, Inc. (a)	417,370	5,592,758
Express Scripts, Inc. (a)	323,180	13,767,468
Laboratory Corp. of America Holdings (a)	199,050	14,455,011
Mednax, Inc. (a)	180,870	8,381,516
Patterson Companies, Inc.	272,780	6,898,606
Health Care Providers & Services Total		49,095,359
Health Care Technology – 0.6%
Cerner Corp. (a)	89,900	6,549,215
Health Care Technology Total		6,549,215
Life Sciences Tools & Services – 2.9%
ICON PLC, ADR (a)	381,217	8,386,774
Illumina, Inc. (a)	246,982	10,593,058
Life Technologies Corp. (a)	298,540	12,768,556
Life Sciences Tools & Services Total		31,748,388
Pharmaceuticals – 0.8%
Watson Pharmaceuticals, Inc. (a)	205,030	8,830,642
Pharmaceuticals Total		8,830,642
Health Care Total		150,028,405
Industrials – 12.9%
Aerospace & Defense – 1.9%
BE Aerospace, Inc. (a)	294,110	7,926,265
ITT Corp.	115,630	4,914,275
Precision Castparts Corp.	72,273	8,179,858
Aerospace & Defense Total		21,020,398
Air Freight & Logistics – 2.1%
Atlas Air Worldwide Holdings, Inc. (a)	153,390	6,647,923
C.H. Robinson Worldwide, Inc.	245,170	15,933,598
Air Freight & Logistics Total		22,581,521
Airlines – 0.8%
Delta Air Lines, Inc. (a)	834,850	8,732,531
Airlines Total		8,732,531
Commercial Services & Supplies – 0.5%
Stericycle, Inc. (a)	88,320	5,784,960
Commercial Services & Supplies Total		5,784,960
Electrical Equipment – 0.9%
AMETEK, Inc.	236,950	10,186,480
Electrical Equipment Total		10,186,480

See Accompanying Notes to Financial Statements.

9

Columbia Mid Cap Growth Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Machinery – 3.7%
Bucyrus International, Inc.	302,510	17,391,300
Cummins, Inc.	225,860	16,806,243
Pall Corp.	179,470	6,136,079
Machinery Total		40,333,622
Professional Services – 0.6%
IHS, Inc., Class A (a)	108,130	6,681,353
Professional Services Total		6,681,353
Road & Rail – 1.8%
Kansas City Southern (a)	321,860	10,804,840
Old Dominion Freight Line, Inc. (a)	354,465	8,262,579
Road & Rail Total		19,067,419
Trading Companies & Distributors – 0.6%
Fastenal Co.	149,240	6,756,095
Trading Companies & Distributors Total		6,756,095
Industrials Total		141,144,379
Information Technology – 21.8%
Communications Equipment – 2.4%
Blue Coat Systems, Inc. (a)	373,370	7,030,557
CommScope, Inc. (a)	328,960	6,168,000
F5 Networks, Inc. (a)	144,760	12,656,367
Communications Equipment Total		25,854,924
Computers & Peripherals – 0.6%
NetApp, Inc. (a)	164,820	6,665,321
Computers & Peripherals Total		6,665,321
Internet Software & Services – 3.6%
Akamai Technologies, Inc. (a)	222,190	10,236,293
Baidu, Inc., ADR (a)	130,130	10,206,096
MercadoLibre, Inc. (a)	102,950	6,788,523
VeriSign, Inc. (a)	191,770	5,586,260
VistaPrint NV (a)	210,250	6,450,470
Internet Software & Services Total		39,267,642
IT Services – 3.6%
Alliance Data Systems Corp. (a)	301,710	16,953,085
Cognizant Technology Solutions Corp., Class A (a)	229,550	13,223,228
Teradata Corp. (a)	291,900	9,556,806
IT Services Total		39,733,119
Semiconductors & Semiconductor Equipment – 3.9%
Analog Devices, Inc.	330,759	9,221,561
Cree, Inc. (a)	100,180	5,363,637

	Shares	Value ($)
Marvell Technology Group Ltd. (a)	343,310	5,472,361
Omnivision Technologies, Inc. (a)	281,620	5,773,210
Silicon Laboratories, Inc. (a)	124,540	4,749,956
Trina Solar Ltd., ADR (a)	257,130	6,628,811
Xilinx, Inc.	239,100	5,774,265
Semiconductors & Semiconductor Equipment Total		42,983,801
Software – 7.7%
ANSYS, Inc. (a)	151,530	5,876,333
Autodesk, Inc. (a)	198,940	5,520,585
Citrix Systems, Inc. (a)	127,500	7,387,350
Intuit, Inc. (a)	128,990	5,520,772
Red Hat, Inc. (a)	443,310	15,316,361
Rovi Corp. (a)	326,104	14,188,785
Salesforce.com, Inc. (a)	111,000	12,196,680
TIBCO Software, Inc. (a)	1,226,010	17,764,885
Software Total		83,771,751
Information Technology Total		238,276,558
Materials – 5.6%
Chemicals – 1.2%
CF Industries Holdings, Inc.	137,040	12,676,200
Chemicals Total		12,676,200
Construction Materials – 0.6%
Martin Marietta Materials, Inc.	87,860	6,431,352
Construction Materials Total		6,431,352
Containers & Packaging – 1.0%
Crown Holdings, Inc. (a)	407,780	11,360,751
Containers & Packaging Total		11,360,751
Metals & Mining – 2.8%
Agnico-Eagle Mines Ltd.	193,300	12,558,701
Cliffs Natural Resources, Inc.	178,210	10,904,670
Steel Dynamics, Inc.	482,410	6,609,017
Metals & Mining Total		30,072,388
Materials Total		60,540,691
Telecommunication Services – 3.1%
Wireless Telecommunication Services – 3.1%
American Tower Corp., Class A (a)	287,777	13,485,230
NII Holdings, Inc. (a)	203,710	7,384,488

See Accompanying Notes to Financial Statements.

10

Columbia Mid Cap Growth Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
SBA Communications Corp., Class A (a)	357,190	12,787,402
Wireless Telecommunication Services Total		33,657,120
Telecommunication Services Total		33,657,120
Utilities – 0.7%
Multi-Utilities – 0.7%
CenterPoint Energy, Inc.	508,226	7,516,663
Multi-Utilities Total		7,516,663
Utilities Total		7,516,663
Total Common Stocks (cost of $908,233,903)		1,061,863,166
Short-Term Obligation – 2.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Treasury obligation maturing 08/15/39, market value $32,379,442 (repurchase proceeds $31,744,159)	31,744,000	31,744,000
Total Short-Term Obligation (cost of $31,744,000)		31,744,000
Total Investments – 100.1% (cost of $939,977,903) (b)		1,093,607,166
Other Assets & Liabilities, Net – (0.1)%		(747,138)
Net Assets – 100.0%		1,092,860,028

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $945,830,697.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,061,863,166	$—	$—	$1,061,863,166
Total Short-Term Obligation	—	31,744,000	—	31,744,000
Total Investments	$1,061,863,166	$31,744,000	$—	$1,093,607,166

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

For the year ended August 31, 2010, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2009	—	—
Options written	1,718	$339,183
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(1,718)	(339,183)
Options outstanding at August 31, 2010	—	$—

At August 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	21.8
Consumer Discretionary	19.7
Health Care	13.7
Industrials	12.9
Energy	7.9
Financials	6.3
Materials	5.6
Consumer Staples	5.5
Telecommunication Services	3.1
Utilities	0.7
97.2
Short-Term Obligation	2.9
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Mid Cap Growth Fund
August 31, 2010

		($)
Assets	Investments, at identified cost	939,977,903
	Investments, at value	1,093,607,166
	Cash	214
	Receivable for:
	Fund shares sold	276,049
	Dividends	854,037
	Interest	159
	Trustees' deferred compensation plan	72,417
	Prepaid expenses	25,583
	Total Assets	1,094,835,625
Liabilities	Payable for:
	Fund shares repurchased	758,594
	Investment advisory fee	745,958
	Pricing and bookkeeping fees	12,486
	Transfer agent fee	179,943
	Trustees' fees	28,045
	Custody fee	6,599
	Distribution and service fees	35,284
	Chief compliance officer expenses	336
	Trustees' deferred compensation plan	72,417
	Other liabilities	135,935
	Total Liabilities	1,975,597
	Net Assets	1,092,860,028
Net Assets Consist of	Paid-in capital	1,089,309,949
	Overdistributed net investment income	(136,787)
	Accumulated net realized loss	(149,942,397)
	Net unrealized appreciation on investments	153,629,263
	Net Assets	1,092,860,028

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Growth Fund
August 31, 2010

Class A	Net assets	$65,123,044
	Shares outstanding	3,220,423
	Net asset value per share	$20.22	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($20.22/0.9425)	$21.45	(b)
Class B	Net assets	$5,581,662
	Shares outstanding	294,859
	Net asset value and offering price per share	$18.93	(a)
Class C	Net assets	$9,858,493
	Shares outstanding	519,318
	Net asset value and offering price per share	$18.98	(a)
Class R	Net assets	$5,112,378
	Shares outstanding	255,838
	Net asset value and offering price per share	$19.98
Class T	Net assets	$19,581,597
	Shares outstanding	968,882
	Net asset value per share	$20.21	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($20.21/0.9425)	$21.44	(b)
Class Y	Net assets	$1,013,072
	Shares outstanding	48,889
	Net asset value and offering price per share	$20.72
Class Z	Net assets	$986,589,782
	Shares outstanding	47,615,723
	Net asset value and offering price per share	$20.72

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Mid Cap Growth Fund
For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	8,518,079
	Interest	29,447
	Foreign taxes withheld	(21,226)
	Total Investment Income	8,526,300
Expenses	Investment advisory fee	8,916,897
	Distribution fee:
	Class B	56,414
	Class C	76,973
	Class R	22,154
	Service fee:
	Class A	157,272
	Class B	18,805
	Class C	25,658
	Shareholder services fee—Class T	61,959
	Pricing and bookkeeping fees	145,095
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class T, Class Z	1,586,875
	Transfer agent fee—Class Y	46
	Trustees' fees	65,579
	Custody fee	56,685
	Reports to shareholders	188,045
	Chief compliance officer expenses	1,638
	Other expenses	279,045
	Expenses before interest expense	11,659,140
	Interest expense	1,160
	Total Expenses	11,660,300
	Expense reductions	(299)
	Net Expenses	11,660,001
	Net Investment Loss	(3,133,701)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options	Net realized gain (loss) on:
	Investments	181,902,546
	Foreign currency transactions	(60,277)
	Written options	339,183
	Net realized gain	182,181,452
	Net change in unrealized appreciation (depreciation)	(18,392,381)
	Net Gain	163,789,071
	Net Increase Resulting from Operations	160,655,370

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Mid Cap Growth Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($) (a)
Operations	Net investment income (loss)	(3,133,701)	119,095
	Net realized gain (loss) on investments, foreign currency transactions and written options	182,181,452	(323,119,113)
	Net change in unrealized appreciation (depreciation)	(18,392,381)	(2,775,863)
	Net increase (decrease) resulting from operations	160,655,370	(325,775,881)
Distributions to Shareholders	From net investment income:
	Class Y	(2,922)	—
	Class Z	(477,929)	—
	From net realized gains:
	Class A	—	(1,358,266)
	Class B	—	(314,199)
	Class C	—	(263,576)
	Class R	—	(39,054)
	Class T	—	(545,428)
	Class Z	—	(25,919,329)
	Total distributions to shareholders	(480,851)	(28,439,852)
	Net Capital Stock Transactions	(119,131,646)	(2,385,092)
	Increase from regulatory settlements	—	253,476
	Total increase (decrease) in net assets	41,042,873	(356,347,349)
Net Assets	Beginning of period	1,051,817,155	1,408,164,504
	End of period	1,092,860,028	1,051,817,155
	Undistributed (overdistributed) net investment income, at end of period	(136,787)	347,574

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Growth Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	921,409	18,728,421	1,325,611	20,942,358
Distributions reinvested	—	—	92,517	1,247,914
Redemptions	(765,185)	(15,343,264)	(1,052,807)	(15,739,486)
Net increase	156,224	3,385,157	365,321	6,450,786
Class B
Subscriptions	52,543	990,084	110,528	1,579,437
Distributions reinvested	—	—	22,692	290,458
Redemptions	(259,463)	(4,972,238)	(339,719)	(4,808,540)
Net decrease	(206,920)	(3,982,154)	(206,499)	(2,938,645)
Class C
Subscriptions	88,723	1,682,301	247,147	3,434,668
Distributions reinvested	—	—	16,018	205,511
Redemptions	(116,905)	(2,240,947)	(319,840)	(4,881,049)
Net decrease	(28,182)	(558,646)	(56,675)	(1,240,870)
Class R
Subscriptions	134,520	2,673,501	210,812	3,285,912
Distributions reinvested	—	—	2,133	28,557
Redemptions	(101,174)	(1,964,246)	(67,669)	(1,075,077)
Net increase	33,346	709,255	145,276	2,239,392
Class T
Subscriptions	6,928	141,759	14,049	212,279
Distributions reinvested	—	—	39,726	536,305
Redemptions	(109,861)	(2,227,593)	(123,232)	(1,878,375)
Net decrease	(102,933)	(2,085,834)	(69,457)	(1,129,791)
Class Y
Subscriptions	61,701	1,321,278	266,736	4,450,800
Distributions reinvested	1	20	—	—
Redemptions	(183,395)	(3,698,530)	(96,154)	(1,696,154)
Net increase (decrease)	(121,693)	(2,377,232)	170,582	2,754,646
Class Z
Subscriptions	4,308,947	88,875,986	9,977,319	157,271,217
Distributions reinvested	13,416	266,166	1,250,287	17,216,609
Redemptions	(9,802,292)	(203,364,344)	(11,924,613)	(183,008,436)
Net decrease	(5,479,929)	(114,222,192)	(697,007)	(8,520,610)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$17.58		$23.47	$27.51		$24.01		$22.16
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.03)	(0.12)		(0.01	)(b)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.74		(5.37)	(0.06)		4.97		2.26
Total from investment operations	2.64		(5.40)	(0.18)		4.96		2.16
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.86)		(1.46)		(0.31)
Increase from regulatory settlements	—		— (c)	—		—		—
Net Asset Value, End of Period	$20.22		$17.58	$23.47		$27.51		$24.01
Total return (d)	15.02%		(22.38)%	(2.21)%		21.24%		9.76	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.23%		1.26%	1.18%		1.17%		1.21%
Interest expense	—	%(g)	—	—	%(g)	—	%(g)	—
Net expenses (f)	1.23%		1.26%	1.18%		1.17%		1.21%
Waiver/Reimbursement	—		—	—		—		0.01%
Net investment loss (f)	(0.49)%		(0.20)%	(0.48)%		(0.05)%		(0.43)%
Portfolio turnover rate	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$65,123		$53,881	$63,337		$49,614		$12,654

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$16.59		$22.35	$26.47		$23.32		$21.69
Income from Investment Operations:
Net investment loss (a)	(0.23)		(0.14)	(0.30)		(0.20	)(b)	(0.28)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.57		(5.13)	(0.04)		4.81		2.22
Total from investment operations	2.34		(5.27)	(0.34)		4.61		1.94
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.78)		(1.46)		(0.31)
Increase from regulatory settlements	—		— (c)	—		—		—
Net Asset Value, End of Period	$18.93		$16.59	$22.35		$26.47		$23.32
Total return (d)	14.10%		(22.93)%	(2.92)%		20.33%		8.95	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.98%		2.01%	1.93%		1.92%		1.96%
Interest expense	—	%(g)	—	—	%(g)	—	%(g)	—
Net expenses (f)	1.98%		2.01%	1.93%		1.92%		1.96%
Waiver/Reimbursement	—		—	—		—		0.01%
Net investment loss (f)	(1.24)%		(0.95)%	(1.23)%		(0.79)%		(1.19)%
Portfolio turnover rate	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$5,582		$8,322	$15,829		$19,472		$7,452

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$16.63		$22.41	$26.53		$23.37		$21.74
Income from Investment Operations:
Net investment loss (a)	(0.24)		(0.14)	(0.30)		(0.21	)(b)	(0.28)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.59		(5.15)	(0.04)		4.83		2.22
Total from investment operations	2.35		(5.29)	(0.34)		4.62		1.94
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.78)		(1.46)		(0.31)
Increase from regulatory settlements	—		— (c)	—		—		—
Net Asset Value, End of Period	$18.98		$16.63	$22.41		$26.53		$23.37
Total return (d)	14.13%		(22.96)%	(2.91)%		20.33%		8.93	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.98%		2.01%	1.93%		1.92%		1.96%
Interest expense	—	%(g)	—	—	%(g)	—	%(g)	—
Net expenses (f)	1.98%		2.01%	1.93%		1.92%		1.96%
Waiver/Reimbursement	—		—	—		—		0.01%
Net investment loss (f)	(1.24)%		(0.95)%	(1.23)%		(0.81)%		(1.16)%
Portfolio turnover rate	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$9,858		$9,106	$13,540		$8,237		$2,454

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,							Period Ended August 31,
Class R Shares	2010		2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$17.42		$23.32	$27.39		$23.97		$24.44
Income from Investment Operations:
Net investment loss (b)	(0.15)		(0.07)	(0.18)		(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.71		(5.34)	(0.06)		5.03		(0.37)
Total from investment operations	2.56		(5.41)	(0.24)		4.88		(0.47)
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.83)		(1.46)		—
Increase from regulatory settlements	—		— (d)	—		—		—
Net Asset Value, End of Period	$19.98		$17.42	$23.32		$27.39		$23.97
Total return (e)	14.70%		(22.57)%	(2.44)%		20.93%		(1.92	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.48%		1.51%	1.43%		1.42%		1.47	%(h)
Interest expense	—	%(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.48%		1.51%	1.43%		1.42%		1.47	%(h)
Net investment loss (g)	(0.73)%		(0.45)%	(0.74)%		(0.57)%		(0.66	)%(h)
Portfolio turnover rate	137%		160%	149%		171%		67	%(f)
Net assets, end of period (000s)	$5,112		$3,876	$1,800		$908		$57

(a)  Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net assets value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class T Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$17.58		$23.48	$27.53		$24.04		$22.20
Income from Investment Operations:
Net investment loss (a)	(0.11)		(0.04)	(0.14)		(0.03	)(b)	(0.12)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.74		(5.37)	(0.06)		4.98		2.27
Total from investment operations	2.63		(5.41)	(0.20)		4.95		2.15
Less Distributions to Shareholders:
From net realized gains	—		(0.49)	(3.85)		(1.46)		(0.31)
Increase from regulatory settlements	—		— (c)	—		—		—
Net Asset Value, End of Period	$20.21		$17.58	$23.48		$27.53		$24.04
Total return (d)	14.96%		(22.41)%	(2.27)%		21.17%		9.70	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.28%		1.31%	1.23%		1.22%		1.26%
Interest expense	—	%(g)	—	—	%(g)	—	%(g)	—
Net expenses (f)	1.28%		1.31%	1.23%		1.22%		1.26%
Waiver/Reimbursement	—		—	—		—		0.01%
Net investment loss (f)	(0.54)%		(0.25)%	(0.53)%		(0.10)%		(0.50)%
Portfolio turnover rate	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$19,582		$18,847	$26,801		$29,282		$27,101

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended August 31, 2010		Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Year	$17.98		$16.18
Income from Investment Operations:
Net investment income (loss) (b)	(0.03)		0.01
Net realized and unrealized gain on investments, foreign currency and written options	2.80		1.79
Total from investment operations	2.77		1.80
Less Distributions Declared to Shareholders:
From net investment income	(0.03)		—
Net Asset Value, End of Period	$20.72		$17.98
Total Return (c)	15.43%		11.12	%(d)
Ratios to Average Net Assets:
Net expenses before interest expense (e)	0.84%		0.86	%(f)
Interest expense	—	%(g)	—
Net expenses (e)	0.84%		0.86	%(f)
Net investment income (loss) (e)	(0.13)%		0.31	%(f)
Portfolio turnover rate	137%		160	%(d)
Net assets, end of period (000s)	$1,013		$3,067

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$17.98		$23.92	$27.93		$24.35		$22.41
Income from Investment Operations:
Net investment income (loss) (a)	(0.05)		0.01	(0.06)		0.05	(b)	(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.80		(5.46)	(0.07)		5.04		2.30
Total from investment operations	2.75		(5.45)	(0.13)		5.09		2.25
Less Distributions to Shareholders:
From net investment income	(0.01)		—	—		(0.05)		—
From net realized gains	—		(0.49)	(3.88)		(1.46)		(0.31)
Total distributions to shareholders	(0.01)		(0.49)	(3.88)		(1.51)		(0.31)
Increase from regulatory settlements	—		— (c)	—		—		—
Net Asset Value, End of Period	$20.72		$17.98	$23.92		$27.93		$24.35
Total return (d)	15.29%		(22.16)%	(1.97)%		21.49%		10.06	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.98%		1.01%	0.93%		0.92%		0.96%
Interest expense	—	%(g)	—	—	%(g)	—	%(g)	—
Net expenses (f)	0.98%		1.01%	0.93%		0.92%		0.96%
Waiver/Reimbursement	—		—	—		—		0.01%
Net investment income (loss) (f)	(0.24)%		0.05%	(0.23)%		0.20%		(0.20)%
Portfolio turnover rate	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$986,590		$954,718	$1,286,857		$1,452,707		$807,089

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Mid Cap Growth Fund
August 31, 2010

Note 1. Organization

Columbia Mid Cap Growth Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers seven classes of shares: Class A, Class B, Class C, Class R, Class T, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R, Class Y and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

24

Columbia Mid Cap Growth Fund, August 31, 2010

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class

25

Columbia Mid Cap Growth Fund, August 31, 2010

of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3,130,191	$60,276	$(3,190,467)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31,
	2010	2009
Ordinary Income*	$480,851	$250
Long-Term Capital Gains	—	28,439,602

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$147,776,469

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and identified straddle loss deferrals.

26

Columbia Mid Cap Growth Fund, August 31, 2010

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$189,173,672
Unrealized depreciation	(41,397,203)
Net unrealized appreciation	$147,776,469

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$106,558,441
2018	37,531,162
Total	$144,089,603

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2010, post-October currency losses of $60,378 attributed to security transactions were deferred to September 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.82%
$500 million to $1 billion	0.75%
$1 billion to $1.5 billion	0.72%
Over $1.5 billion	0.67%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund's effective investment advisory fee rate was 0.78% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing,

27

Columbia Mid Cap Growth Fund, August 31, 2010

Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The New Transfer Agent receives a monthly fee for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent also receives reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

28

Columbia Mid Cap Growth Fund, August 31, 2010

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A and Class T shares and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B, Class C and Class T shares were as follows:

Front-End Sales Charge		Contingent Deferred Sales Charge (CDSC)
Class A	Class T	Class A	Class B	Class C	Class T
$7,247	$61	$99	$4,870	$1,021	$—

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Shareholder Services Fees

The Fund has adopted shareholder services plans that permit the Fund to pay for certain services provided to Class T shareholders by its financial advisors. The Fund may pay shareholder service fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), however, the Fund limits such fees to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

29

Columbia Mid Cap Growth Fund, August 31, 2010

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.05% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $2,931.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $299 for the Fund.

Note 6. Derivatives

The Fund uses derivatives instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about each derivative type held by the Fund:

The Fund wrote covered call options to decrease the Fund's exposure to equity risk on investments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

30

Columbia Mid Cap Growth Fund, August 31, 2010

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended August 31, 2010, the Fund entered into 1,718 written options contracts.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2010.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written call options	Equity Risk	$339,183	—

Note 7. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,519,197,469 and $1,666,184,401, respectively.

Note 8. Regulatory Settlements

During the year ended August 31, 2009, the Fund received payments totaling $253,476 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $3,400,000 at a weighted average interest rate of 1.44%.

Note 10. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 38.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

31

Columbia Mid Cap Growth Fund, August 31, 2010

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2010

33

Federal Income Tax Information (Unaudited) – Columbia Mid Cap Growth Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended August 31, 2010 qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

35

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

36

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

38

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

39

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

40

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

41

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
822,958,277	20,857,684	13,297,183	54,614,719

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
773,221,440	70,365,865	13,525,597	54,614,961

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

42

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

45

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Mid Cap Growth Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1631 A (10/10)

Columbia Small Cap Growth Fund I

Annual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	32

Fund Governance	33

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	38

Shareholder Meeting Results	40

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Growth Fund I

Summary

■  For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 13.11% without sales charge.

■  The fund's return substantially outpaced the returns of both its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index1, as well as the average return of its peer group, the Lipper Small-Cap Growth Funds Classification.2

■  Superior stock selection, particularly in the health care, information technology, industrials and consumer discretionary sectors, contributed to the fund's outperformance.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Collette was associated with the fund's previous advisor or its predecessors since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Myers was associated with the fund's previous advisor or its predecessors since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Lin was associated with the fund's previous advisor or its predecessors since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Neigut was associated with the fund's previous advisor or its predecessors since 2007.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Russell 2000 Growth Index tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2010

+13.11%

Class A shares (without sales charge)

+7.16%

Russell 2000 Growth Index

+6.60%

Russell 2000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the Fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

1

Economic Update – Columbia Small Cap Growth Fund I

Summary

For the 12-month period that ended August 31, 2010

■  The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

■  Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished during the early summer. The S&P 500 Index1 returned 4.91% for the 12-month period. Outside the United States, stock market

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Small Cap Growth Fund I returns were mixed. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 18.02% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend Municipal Bond Index5 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index6 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

6The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.41
Class B	2.16
Class C	2.16
Class Y	1.00
Class Z	1.16

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	10,696	10,079
Class B	10,325	10,325
Class C	10,325	10,325
Class Y	10,842	n/a
Class Z	10,824	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Y	Z
Inception	11/01/05		11/01/05		11/01/05		07/15/09	10/01/96
Sales charge	without	with	without	with	without	with	without	without
1-year	13.11	6.61	12.24	7.24	12.24	11.24	13.57	13.38
5-year	2.75	1.54	2.03	1.72	2.03	2.03	3.03	2.99
10-year	0.67	0.08	0.32	0.32	0.32	0.32	0.81	0.79

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	19.72	12.84	18.82	13.82	18.87	17.87	20.17	19.99
5-year	5.02	3.78	4.27	3.95	4.27	4.27	5.30	5.27
10-year	2.38	1.78	2.02	2.02	2.02	2.02	2.52	2.51

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B, Class C and Class Y shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A, Class B and Class C shares were initially offered on November 1, 2005, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1996.

4

Understanding Your Expenses – Columbia Small Cap Growth Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	981.30	1,018.50	6.64	6.77	1.33
Class B	1,000.00	1,000.00	977.70	1,014.72	10.37	10.56	2.08
Class C	1,000.00	1,000.00	977.70	1,014.72	10.37	10.56	2.08
Class Y	1,000.00	1,000.00	983.50	1,020.57	4.60	4.69	0.92
Class Z	1,000.00	1,000.00	982.70	1,019.76	5.40	5.50	1.08

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/10 ($)

Class A	23.55
Class B	22.84
Class C	22.84
Class Y	23.85
Class Z	23.81

Top 5 sectors

as of 08/31/10 (%)

Information Technology	27.8
Health Care	22.3
Consumer Discretionary	17.4
Industrials	14.4
Energy	5.5

Top 10 holdings

as of 08/31/10 (%)

Tempur-Pedic International	2.4
OpenTable	1.7
TIBCO Software	1.6
Baldor Electric	1.3
Aruba Networks	1.3
CROCS	1.3
VeriFone Systems	1.2
Lululemon Athletica	1.2
Signature Bank	1.2
SuccessFactors	1.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 13.11% without sales charge. The fund significantly outdistanced its benchmarks, the Russell 2000 Growth Index, which returned 7.16%, and the Russell 2000 Index, which returned 6.60%, for the same period. The fund's return also exceeded the 8.54% average return of its peer group, the Lipper Small-Cap Growth Funds Classification. The fund's results were buoyed by successful stock selection, especially among metals, mining, coal and oil companies where we took advantage of strong emerging-market demand in late 2009 and early 2010.

Stock selection in a range of sectors helped drive results

Investments in health care were a major factor in the fund's strong relative performance, with positive contributions from companies such as Impax Laboratories and Illumina (0.9% and 0.6% of net assets, respectively). Impax rose on greater demand for inexpensive generic drugs. After struggling late in 2009, Illumina shares took off early in 2010. The company benefited from its genotyping technologies used in developing more personalized medical therapies to treat illnesses. Several technology investments performed particularly well, led by Aruba Networks and Veeco Instruments (1.3% and 0.6% of net assets, respectively). Aruba's share price appreciated as it took market share in the wireless networking industry, while Veeco benefited from rising demand for LED lighting equipment from both municipalities and the high definition television industry. In the industrials sector, notable contributors included rental firm Dollar Thrifty Automotive Group (0.6% of net assets) and mining equipment producer Bucyrus International, which we sold. Dollar Thrifty's share price rose on news of a takeover offer, while Bucyrus benefited from strong demand from mining operators, particularly in emerging market nations, including China. Among consumer discretionary holdings, top contributors included Tempur-Pedic International (2.4% of net assets), manufacturer of high-end mattresses, and Deckers Outdoor (0.5% of net assets), a manufacturer and marketer of casual footwear.

Materials, telecommunications services investments detracted

The fund's positioning in materials and telecommunications services detracted from the fund's return. In materials, Schweitzer-Maduit, a producer of self-extinguishing cigarette paper, declined after its largest customer announced it was exploring new technologies as alternatives. We liquidated the position. Another materials investment, Thompson Creek Metals (0.7% of net assets) fell as investors worried that a strong U.S. dollar could lead to slowing demand from China for the mineral molybdenum, produced by Thompson Creek. Among telecommunication services holdings, Neutral Tandem was a notable disappointment and was sold. Its share price declined in the face of slowing growth and eroding market share among competitors providing interconnection services for telecommunication carriers and service providers.

Looking ahead

The economic outlook in the United States continues to be uncertain, especially in light of persistently high unemployment, sluggish wage growth and a weak housing market. As we have moved to reduce risk, we have focused on seeking companies with the

6

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund I potential to prosper regardless of the direction of the economy or the markets. We also have placed emphasis on companies with favorable individual product cycle trends. We think these types of companies have the potential to become increasingly attractive to investors in an environment of uncertain economic trends.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Risks include stock market fluctuations due to business and economic developments. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid

7

Investment Portfolio – Columbia Small Cap Growth Fund I

August 31, 2010

Common Stocks – 97.4%
	Shares	Value ($)
Consumer Discretionary – 17.4%
Auto Components – 1.1%
Cooper Tire & Rubber Co.	549,200	8,891,548
Auto Components Total		8,891,548
Diversified Consumer Services – 2.3%
Capella Education Co. (a)	91,131	5,702,978
Coinstar, Inc. (a)	139,713	6,077,516
Grand Canyon Education, Inc. (a)	357,879	6,116,152
Diversified Consumer Services Total		17,896,646
Hotels, Restaurants & Leisure – 2.9%
Bally Technologies, Inc. (a)	195,200	6,139,040
BJ's Restaurants, Inc. (a)	280,900	6,724,746
California Pizza Kitchen, Inc. (a)	269,900	4,145,664
Home Inns & Hotels Management, Inc., ADR (a)	142,200	5,966,712
Hotels, Restaurants & Leisure Total		22,976,162
Household Durables – 2.4%
Tempur-Pedic International, Inc. (a)	714,500	19,148,600
Household Durables Total		19,148,600
Media – 1.1%
Imax Corp. (a)	372,100	5,257,773
Knology, Inc. (a)	270,639	3,174,595
Media Total		8,432,368
Multiline Retail – 0.6%
Gordmans Stores, Inc. (a)	462,098	4,939,828
Multiline Retail Total		4,939,828
Specialty Retail – 2.7%
Jo-Ann Stores, Inc. (a)	147,800	6,009,548
Pier 1 Imports, Inc. (a)	718,400	4,382,240
Ulta Salon Cosmetics & Fragrance, Inc. (a)	279,587	6,332,645
Vitamin Shoppe, Inc. (a)	195,500	4,772,155
Specialty Retail Total		21,496,588
Textiles, Apparel & Luxury Goods – 4.3%
CROCS, Inc. (a)	797,500	9,968,750
Deckers Outdoor Corp. (a)	97,200	4,225,284
G-III Apparel Group Ltd. (a)	194,100	4,681,692
Lululemon Athletica, Inc. (a)	298,400	9,853,168
Warnaco Group, Inc. (a)	128,500	5,381,580
Textiles, Apparel & Luxury Goods Total		34,110,474
Consumer Discretionary Total		137,892,214

	Shares	Value ($)
Consumer Staples – 0.5%
Personal Products – 0.5%
Elizabeth Arden, Inc. (a)	265,036	4,338,639
Personal Products Total		4,338,639
Consumer Staples Total		4,338,639
Energy – 5.5%
Energy Equipment & Services – 2.2%
Complete Production Services, Inc. (a)	446,900	7,883,316
Core Laboratories N.V.	62,000	4,893,660
Tetra Technologies, Inc. (a)	562,400	4,718,536
Energy Equipment & Services Total		17,495,512
Oil, Gas & Consumable Fuels – 3.3%
Comstock Resources, Inc. (a)	178,500	3,885,945
Energy XXI Bermuda Ltd. (a)	398,200	7,960,018
Oasis Petroleum, Inc. (a)	234,400	3,860,568
Resolute Energy Corp. (a)	414,300	4,424,724
World Fuel Services Corp.	241,400	6,165,356
Oil, Gas & Consumable Fuels Total		26,296,611
Energy Total		43,792,123
Financials – 5.1%
Capital Markets – 0.8%
Stifel Financial Corp. (a)	136,100	5,890,408
Capital Markets Total		5,890,408
Commercial Banks – 2.0%
Center Financial Corp. (a)	814,359	3,770,482
Pacific Continental Corp.	260,099	2,135,413
Signature Bank (a)	269,600	9,851,184
Commercial Banks Total		15,757,079
Consumer Finance – 0.6%
EZCORP, Inc., Class A (a)	270,100	4,856,398
Consumer Finance Total		4,856,398
Diversified Financial Services – 0.6%
Portfolio Recovery Associates, Inc. (a)	74,100	4,720,170
Diversified Financial Services Total		4,720,170
Real Estate Investment Trusts (REITs) – 1.1%
FelCor Lodging Trust, Inc. (a)	775,497	3,086,478
Tanger Factory Outlet Centers	122,800	5,675,816
Real Estate Investment Trusts (REITs) Total		8,762,294
Financials Total		39,986,349

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Growth Fund I

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Health Care – 22.2%
Biotechnology – 5.1%
Acorda Therapeutics, Inc. (a)	135,900	4,093,308
Alexion Pharmaceuticals, Inc. (a)	100,469	5,673,484
Cubist Pharmaceuticals, Inc. (a)	204,500	4,505,135
Halozyme Therapeutics, Inc. (a)	469,322	3,585,620
Human Genome Sciences, Inc. (a)	165,864	4,824,984
Ironwood Pharmaceuticals, Inc. (a)	337,500	3,128,625
Momenta Pharmaceuticals, Inc. (a)	282,400	4,080,680
Onyx Pharmaceuticals, Inc. (a)	254,983	6,142,541
Seattle Genetics, Inc. (a)	369,480	4,230,546
Biotechnology Total		40,264,923
Health Care Equipment & Supplies – 5.2%
Cutera, Inc. (a)	284,600	2,003,584
DexCom, Inc. (a)	464,900	5,695,025
ICU Medical, Inc. (a)	129,100	4,599,833
Insulet Corp. (a)	315,869	4,175,788
Masimo Corp.	301,100	6,853,036
NuVasive, Inc. (a)	306,000	8,981,100
Syneron Medical Ltd. (a)	264,900	2,124,498
Thoratec Corp. (a)	217,100	6,990,620
Health Care Equipment & Supplies Total		41,423,484
Health Care Providers & Services – 4.9%
Brookdale Senior Living, Inc. (a)	327,900	4,393,860
Catalyst Health Solutions, Inc. (a)	141,455	5,670,931
HMS Holdings Corp. (a)	119,100	6,214,638
IPC The Hospitalist Co., Inc. (a)	339,200	7,923,712
LHC Group, Inc. (a)	174,300	3,487,743
Mednax, Inc. (a)	138,300	6,408,822
PSS World Medical, Inc. (a)	246,241	4,520,985
Health Care Providers & Services Total		38,620,691
Health Care Technology – 2.3%
Medidata Solutions, Inc. (a)	347,800	5,968,248
Omnicell, Inc. (a)	588,997	6,570,261
Quality Systems, Inc.	94,000	5,268,700
Health Care Technology Total		17,807,209
Life Sciences Tools & Services – 1.4%
ICON PLC, ADR (a)	260,989	5,741,758
Illumina, Inc. (a)	115,700	4,962,373
Life Sciences Tools & Services Total		10,704,131
Pharmaceuticals – 3.3%
Ardea Biosciences, Inc. (a)	197,201	3,971,628
Auxilium Pharmaceuticals, Inc. (a)	172,000	4,456,520
Impax Laboratories, Inc. (a)	440,900	6,908,903
MAP Pharmaceuticals, Inc. (a)	220,400	2,383,626
Salix Pharmaceuticals Ltd. (a)	231,000	8,745,660
Pharmaceuticals Total		26,466,337
Health Care Total		175,286,775

	Shares	Value ($)
Industrials – 14.4%
Aerospace & Defense – 1.1%
Global Defense Technology & Systems, Inc. (a)	243,432	2,543,864
LMI Aerospace, Inc. (a)	402,900	6,095,877
Aerospace & Defense Total		8,639,741
Air Freight & Logistics – 1.8%
Atlas Air Worldwide Holdings, Inc. (a)	170,526	7,390,597
Forward Air Corp.	277,000	6,598,140
Air Freight & Logistics Total		13,988,737
Airlines – 0.2%
AirTran Holdings, Inc. (a)	356,395	1,607,341
Airlines Total		1,607,341
Commercial Services & Supplies – 1.0%
ACCO Brands Corp. (a)	242,036	1,406,229
Tetra Tech, Inc. (a)	365,700	6,637,455
Commercial Services & Supplies Total		8,043,684
Construction & Engineering – 1.1%
Great Lakes Dredge & Dock Corp.	820,100	4,137,405
Pike Electric Corp. (a)	269,500	2,182,950
Sterling Construction Co., Inc. (a)	249,862	2,733,490
Construction & Engineering Total		9,053,845
Electrical Equipment – 1.3%
Baldor Electric Co.	288,400	10,117,072
Electrical Equipment Total		10,117,072
Machinery – 3.5%
ArvinMeritor, Inc. (a)	567,700	7,419,839
Columbus McKinnon Corp. (a)	355,800	4,554,240
Lindsay Corp.	32,600	1,201,962
Nordson Corp.	56,600	3,632,022
Robbins & Myers, Inc.	243,600	5,763,576
Tennant Co.	153,596	4,798,339
Machinery Total		27,369,978
Professional Services – 1.4%
Advisory Board Co. (a)	157,266	6,375,564
Korn/Ferry International (a)	355,700	4,631,214
Professional Services Total		11,006,778
Road & Rail – 2.5%
Dollar Thrifty Automotive Group, Inc. (a)	107,483	5,056,000
Genesee & Wyoming, Inc., Class A (a)	129,800	5,037,538
Old Dominion Freight Line, Inc. (a)	188,250	4,388,108

See Accompanying Notes to Financial Statements.

9

Columbia Small Cap Growth Fund I

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Roadrunner Transportation Systems, Inc. (a)	454,727	5,333,948
Road & Rail Total		19,815,594
Trading Companies & Distributors – 0.5%
Beacon Roofing Supply, Inc. (a)	281,500	3,921,295
Trading Companies & Distributors Total		3,921,295
Industrials Total		113,564,065
Information Technology – 27.8%
Communications Equipment – 3.3%
Aruba Networks, Inc. (a)	550,000	10,103,500
Blue Coat Systems, Inc. (a)	222,900	4,197,207
Infinera Corp. (a)	559,800	4,724,712
Polycom, Inc. (a)	243,700	6,940,576
Communications Equipment Total		25,965,995
Computers & Peripherals – 0.3%
Super Micro Computer, Inc. (a)	282,000	2,547,870
Computers & Peripherals Total		2,547,870
Electronic Equipment, Instruments & Components – 1.0%
DTS, Inc. (a)	228,900	8,022,945
Electronic Equipment, Instruments & Components Total		8,022,945
Internet Software & Services – 4.9%
GSI Commerce, Inc. (a)	193,000	4,394,610
LogMeIn, Inc. (a)	166,100	5,443,097
MercadoLibre, Inc. (a)	79,200	5,222,448
OpenTable, Inc. (a)	251,900	13,426,270
VistaPrint NV (a)	179,000	5,491,720
Vocus, Inc. (a)	322,684	4,782,177
Internet Software & Services Total		38,760,322
IT Services – 3.6%
ExlService Holdings, Inc. (a)	292,024	4,850,519
Gartner, Inc. (a)	288,300	8,268,444
VeriFone Systems, Inc. (a)	407,800	9,860,604
Wright Express Corp. (a)	157,273	5,050,036
IT Services Total		28,029,603
Semiconductors & Semiconductor Equipment – 4.2%
Entropic Communications, Inc. (a)	757,300	5,763,053
Omnivision Technologies, Inc. (a)	261,700	5,364,850
Power Integrations, Inc.	120,200	3,292,278
Silicon Laboratories, Inc. (a)	92,300	3,520,322
SunPower Corp., Class A (a)	451,700	4,882,877
Veeco Instruments, Inc. (a)	150,182	4,990,548
Volterra Semiconductor Corp. (a)	250,420	5,020,921
Semiconductors & Semiconductor Equipment Total		32,834,849

	Shares	Value ($)
Software – 10.5%
Advent Software, Inc. (a)	153,769	7,637,706
AutoNavi Holdings Ltd., ADR (a)	124,506	1,942,293
BroadSoft, Inc. (a)	324,129	2,648,134
Concur Technologies, Inc. (a)	181,343	8,481,412
Fortinet, Inc. (a)	244,000	4,975,160
Informatica Corp. (a)	190,000	6,110,400
Netscout Systems, Inc. (a)	351,536	5,564,815
Pegasystems, Inc.	193,600	4,239,840
RealPage, Inc. (a)	104,874	1,758,737
Solera Holdings, Inc.	117,898	4,678,193
Sourcefire, Inc. (a)	233,200	5,916,284
SuccessFactors, Inc. (a)	462,223	9,752,905
Taleo Corp., Class A (a)	283,800	7,273,794
TIBCO Software, Inc. (a)	846,600	12,267,234
Software Total		83,246,907
Information Technology Total		219,408,491
Materials – 3.9%
Chemicals – 1.3%
Solutia, Inc. (a)	436,600	5,911,564
STR Holdings, Inc. (a)	219,700	4,541,199
Chemicals Total		10,452,763
Containers & Packaging – 0.6%
Silgan Holdings, Inc.	161,700	4,833,213
Containers & Packaging Total		4,833,213
Metals & Mining – 2.0%
Gammon Gold, Inc. (a)	738,100	5,284,796
Stillwater Mining Co. (a)	334,500	4,582,650
Thompson Creek Metals Co., Inc. (a)	685,500	5,881,590
Metals & Mining Total		15,749,036
Materials Total		31,035,012
Telecommunication Services – 0.6%
Wireless Telecommunication Services – 0.6%
SBA Communications Corp., Class A (a)	128,407	4,596,971
Wireless Telecommunication Services Total		4,596,971
Telecommunication Services Total		4,596,971
Total Common Stocks (cost of $699,487,974)		769,900,639

See Accompanying Notes to Financial Statements.

10

Columbia Small Cap Growth Fund I

August 31, 2010

Purchased Put Options – 0.1%
	Contracts	Value ($)
Health Care – 0.1%
Biotechnology – 0.1%
Momenta Pharmaceuticals, Inc. Strike Price: $17.50 Expiration: 09/21/10	2,824	931,920
Seattle Genetics, Inc. Strike Price: $12.50 Expiration: 09/21/10	528	81,840
Biotechnology Total		1,013,760
Health Care Total		1,013,760
Total Purchased Put Options (cost of $731,368)		1,013,760
Short-Term Obligation – 2.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Treasury obligation maturing 11/15/19, market value $22,718,919 (repurchase proceeds $22,270,111)	22,270,000	22,270,000
Total Short-Term Obligation (cost of $22,270,000)		22,270,000
Total Investments – 100.3% (cost of $722,489,342)(b)		793,184,399
Other Assets & Liabilities, Net – (0.3)%		(2,741,012)
Net Assets – 100.0%		790,443,387

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $725,071,895.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$769,900,639	$—	$—	$769,900,639
Total Purchased Put Options	1,013,760	—	—	1,013,760
Total Short-Term Obligation	—	22,270,000	—	22,270,000
Total Investments	$770,914,399	$22,270,000	$—	$793,184,399

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

For the year ended August 31, 2010, transactions in written call option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2009	—	—
Options written	810	$159,918
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(810)	(159,918)
Options outstanding at August 31, 2010	—	$—

At August 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	27.8
Health Care	22.3
Consumer Discretionary	17.4
Industrials	14.4
Energy	5.5
Financials	5.1
Materials	3.9
Telecommunication Services	0.6
Consumer Staples	0.5
97.5
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	(0.3)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Small Cap Growth Fund I
August 31, 2010

		($)
Assets	Investments, at identified cost	722,489,342
	Investments, at value	793,184,399
	Cash	267,264
	Receivable for:
	Investments sold	9,621,677
	Fund shares sold	2,046,331
	Dividends	132,371
	Interest	111
	Trustees' deferred compensation plan	28,029
	Prepaid expenses	17,032
	Total Assets	805,297,214
Liabilities	Payable for:
	Investments purchased	13,020,641
	Fund shares repurchased	885,888
	Investment advisory fee	583,718
	Pricing and bookkeeping fees	12,417
	Transfer agent fee	189,786
	Trustees' fees	711
	Custody fee	5,963
	Distribution and service fees	27,379
	Chief compliance officer expenses	279
	Trustees' deferred compensation plan	28,029
	Other liabilities	99,016
	Total Liabilities	14,853,827
	Net Assets	790,443,387
Net Assets Consist of	Paid-in capital	749,147,959
	Accumulated net investment loss	(82,402)
	Accumulated net realized loss	(29,317,227)
	Net unrealized appreciation on investments	70,695,057
	Net Assets	790,443,387

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Small Cap Growth Fund I
August 31, 2010

Class A	Net assets	$62,261,175
	Shares outstanding	2,643,332
	Net asset value per share	$23.55	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share($23.55/0.9425)	$24.99	(b)
Class B	Net assets	$2,155,229
	Shares outstanding	94,351
	Net asset value and offering price per share	$22.84	(a)
Class C	Net assets	$13,897,374
	Shares outstanding	608,438
	Net asset value and offering price per share	$22.84	(a)
Class Y	Net assets	$13,708,034
	Shares outstanding	574,859
	Net asset value and offering price per share	$23.85
Class Z	Net assets	$698,421,575
	Shares outstanding	29,331,634
	Net asset value and offering price per share	$23.81

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Small Cap Growth Fund I
For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	1,674,757
	Interest	24,793
	Foreign taxes withheld	(8,365)
	Total Investment Income	1,691,185
Expenses	Investment advisory fee	6,529,203
	Distribution fee:
	Class B	20,616
	Class C	97,224
	Service fee:
	Class A	156,543
	Class B	6,872
	Class C	32,408
	Transfer agent fee:
	Class A, Class B, Class C, Class Z	1,075,822
	Transfer agent fee—Class Y	51
	Pricing and bookkeeping fees	145,808
	Trustees' fees	43,145
	Custody fee	38,574
	Chief compliance officer expenses	1,394
	Other expenses	329,471
	Expenses before interest expense	8,477,131
	Interest expense	1,096
	Total Expenses	8,478,227
	Expense reductions	(128)
	Net Expenses	8,478,099
	Net Investment Loss	(6,786,914)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
	Net realized gain (loss) on:
	Investments	101,631,179
	Foreign currency transactions	(23,703)
	Written options	159,918
	Net realized gain	101,767,394
	Net change in unrealized appreciation (depreciation) on investments	(18,161,392)
	Net Gain	83,606,002
	Net Increase Resulting from Operations	76,819,088

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Small Cap Growth Fund I

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)(a)
Operations	Net investment loss	(6,786,914)	(3,003,654)
	Net realized gain (loss) on investments, foreign currency transactions and written options	101,767,394	(118,706,282)
	Net change in unrealized appreciation (depreciation) on investments	(18,161,392)	43,575,198
	Net increase (decrease) resulting from operations	76,819,088	(78,134,738)
	Net Capital Stock Transactions	122,791,006	259,444,727
	Total increase in net assets	199,610,094	181,309,989
Net Assets	Beginning of period	590,833,293	409,523,304
	End of period	790,443,387	590,833,293
	Accumulated net investment loss, at end of period	(82,402)	(251,701)

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Small Cap Growth Fund I

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,113,991	27,211,950	1,943,857	34,901,719
Redemptions	(1,082,435)	(26,475,220)	(920,396)	(17,183,781)
Net increase	31,556	736,730	1,023,461	17,717,938
Class B
Subscriptions	13,063	300,178	66,830	1,233,954
Redemptions	(47,461)	(1,127,943)	(40,755)	(731,949)
Net increase (decrease)	(34,398)	(827,765)	26,075	502,005
Class C
Subscriptions	219,503	5,185,730	404,657	7,692,600
Redemptions	(107,156)	(2,548,963)	(214,776)	(3,870,815)
Net increase	112,347	2,636,767	189,881	3,821,785
Class Y
Subscriptions	—	—	726,438	14,786,726
Redemptions	(102,318)	(2,700,000)	(49,261)	(1,011,823)
Net increase (decrease)	(102,318)	(2,700,000)	677,177	13,774,903
Class Z
Subscriptions	11,380,057	276,508,206	16,638,266	317,334,603
Redemptions	(6,309,766)	(153,562,932)	(5,031,679)	(93,706,507)
Net increase	5,070,291	122,945,274	11,606,587	223,628,096

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,
Class A Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$20.82		$27.82		$31.69		$30.29		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.26)		(0.19)		(0.24)		(0.25)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.99		(6.81)		0.17		6.38		4.01
Total from investment operations	2.73		(7.00)		(0.07)		6.13		3.71
Less Distributions to Shareholders:
From net realized gains	—		—		(3.80)		(4.73)		(0.89)
Net Asset Value, End of Period	$23.55		$20.82		$27.82		$31.69		$30.29
Total return (c)	13.11%		(25.16	)%(d)	(1.34	)%(e)	21.96%		13.73	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.32%		1.37%		1.37%		1.40%		1.46	%(h)
Interest expense	—	%(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	1.32%		1.37%		1.37%		1.40%		1.46	%(h)
Waiver/Reimbursement	—		0.03%		—		—		—
Net investment loss (g)	(1.10)%		(1.01)%		(0.82)%		(0.82)%		(1.15	)%(h)
Portfolio turnover rate	144%		149%		165%		151%		109	%(f)
Net assets, end of period (000s)	$62,261		$54,384		$44,184		$18,430		$2,836

(a)  Class A shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,
Class B Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$20.35		$27.39		$31.26		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.43)		(0.32)		(0.45)		(0.48)		(0.50)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.92		(6.72)		0.14		6.33		4.06
Total from investment operations	2.49		(7.04)		(0.31)		5.85		3.56
Less Distributions to Shareholders:
From net realized gains	—		—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$22.84		$20.35		$27.39		$31.26		$30.14
Total return (c)	12.24%		(25.70	)%(d)	(2.10	)%(e)	21.05%		13.17	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—	%(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	—		0.03%		—		—		—
Net investment loss (g)	(1.84)%		(1.75)%		(1.57)%		(1.57)%		(1.92	)%(h)
Portfolio turnover rate	144%		149%		165%		151%		109	%(f)
Net assets, end of period (000s)	$2,155		$2,620		$2,812		$1,254		$521

(a)  Class B shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,
Class C Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$20.35		$27.37		$31.25		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.44)		(0.32)		(0.44)		(0.48)		(0.49)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	2.93		(6.70)		0.12		6.32		4.05
Total from investment operations	2.49		(7.02)		(0.32)		5.84		3.56
Less Distributions to Shareholders:
From net realized gains	—		—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$22.84		$20.35		$27.37		$31.25		$30.14
Total return (c)	12.24%		(25.65	)%(d)	(2.14	)%(e)	21.02%		13.17	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—	%(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	—		0.03%		—		—		—
Net investment loss (g)	(1.85)%		(1.75)%		(1.57)%		(1.56)%		(1.92	)%(h)
Portfolio turnover rate	144%		149%		165%		151%		109	%(f)
Net assets, end of period (000s)	$13,897		$10,093		$8,382		$2,303		$427

(a)  Class C shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended August 31, 2010		Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$21.00		$19.21
Income from Investment Operations:
Net investment loss (b)	(0.17)		(0.03)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.02		1.82
Total from investment operations	2.85		1.79
Net Asset Value, End of Period	$23.85		$21.00
Total return (c)	13.57%		9.32	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.93%		1.03	%(f)
Interest expense	—	%(g)	—
Net expenses (e)	0.93%		1.03	%(f)
Net investment loss (e)	(0.70)%		(0.96	)%(f)
Portfolio turnover rate	144%		149	%(d)
Net assets, end of period (000s)	$13,708		$14,222

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$21.00		$27.99		$31.86		$30.36		$27.80
Income from Investment Operations:
Net investment loss (a)	(0.21)		(0.14)		(0.17)		(0.18)		(0.29)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	3.02		(6.85)		0.18		6.41		3.74
Total from investment operations	2.81		(6.99)		0.01		6.23		3.45
Less Distributions to Shareholders:
From net investment income	—		—		—		—	(b)	—
From net realized gains	—		—		(3.88)		(4.73)		(0.89)
Total distributions to shareholders	—		—		(3.88)		(4.73)		(0.89)
Net Asset Value, End of Period	$23.81		$21.00		$27.99		$31.86		$30.36
Total return (c)	13.38%		(24.97	)%(d)	(1.09	)%(e)	22.28%		12.64	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.07%		1.12%		1.12%		1.15%		1.20%
Interest expense	—	%(g)	—		—		—	%(g)	—	%(g)
Net expenses (f)	1.07%		1.12%		1.12%		1.15%		1.20%
Waiver/Reimbursement	—		0.03%		—		—		—	%(g)
Net investment loss (f)	(0.85)%		(0.76)%		(0.57)%		(0.59)%		(0.96)%
Portfolio turnover rate	144%		149%		165%		151%		109%
Net assets, end of period (000s)	$698,422		$509,514		$354,145		$220,887		$193,493

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Small Cap Growth Fund I
August 31, 2010

Note 1. Organization

Columbia Small Cap Growth Fund I (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such

22

Columbia Small Cap Growth Fund I, August 31, 2010

foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is

23

Columbia Small Cap Growth Fund I, August 31, 2010

due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on

24

Columbia Small Cap Growth Fund I, August 31, 2010

experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$6,956,213	$23,702	$(6,979,915)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31,
	2010	2009
Ordinary Income*	$—	$—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$68,112,504

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to Passive Foreign Investment Company adjustments, deferral of losses from wash sales and identified straddle loss deferrals.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$121,828,330
Unrealized depreciation	(53,715,826)
Net unrealized appreciation	$68,112,504

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$26,761,735

Capital loss carryforwards of $23,882,810 were utilized during the year ended August 31, 2010.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2010, post-October currency losses of $23,702 attributed to security transactions were deferred to September 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

25

Columbia Small Cap Growth Fund I, August 31, 2010

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
Over $1 billion	0.77%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund's effective investment advisory fee rate was 0.85% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and

26

Columbia Small Cap Growth Fund I, August 31, 2010

subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The New Transfer Agent receives a monthly fee for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent also receives reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $11,768 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $133, $5,690 and $2,854, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10%

27

Columbia Small Cap Growth Fund I, August 31, 2010

for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 1.10% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $10,882.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $128 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

28

Columbia Small Cap Growth Fund I, August 31, 2010

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following note provides more detailed information about each derivative type held by the Fund:

Options—The Fund wrote covered call options to decrease the Fund's exposure to equity risk on investments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended August 31, 2010, the Fund entered into 810 written options contracts.

The following table is a summary of the value of the Fund's derivative instruments as of August 31, 2010:

Fair Value of Derivative Instruments
Assets		Liabilities
Statement of Assets and Liabilities	Fair Value*	Statement of Assets and Liabilities	Fair Value
Purchased Put Options	$1,013,760	Purchased Put Options	$—

*This amount is included in the Investments, at value on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2010.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written call options	Equity Risk	$159,918	—
Purchased put options	Equity Risk	—	$282,392

29

Columbia Small Cap Growth Fund I, August 31, 2010

Note 7. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,166,914,927 and $1,052,613,822, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $2,800,000 at a weighted average interest rate of 1.43%

Note 9. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 44.5% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a

30

Columbia Small Cap Growth Fund I, August 31, 2010

case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2010

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

34

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

38

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

39

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
487,572,444	4,546,446	5,257,215	85,295,082

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
480,457,106	11,812,912	5,106,039	85,295,129

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Growth Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

41

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Small Cap Growth Fund I
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1641 A (10/10)

Columbia Technology Fund

Annual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	10

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Fund Governance	28

Summary of Management Fee Evaluation by Independent Fee Consultant (Riversource Investment, LLC)	33

Shareholder Meeting Results	35

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Technology Fund

Summary

■  For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 15.44% without sales charge.

■  The fund outperformed the Merrill Lynch 100 Technology Index,1 and the average return of the fund's peer group, the Lipper Science & Technology Funds Classification,2 which was 7.19%.

■  Positive stock selection in the systems software and semiconductor equipment sectors boosted the fund's performance. Relative to the benchmark, underexposure to poor-performing semiconductor names also aided returns.

Portfolio Management

Wayne Collette has managed the fund since June 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Collette was associated with the fund's previous advisor or its predecessors since 2001.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2010

+15.44%

Class A shares (without sales charge)

+8.26%

Merrill Lynch 100 Technology Index

1

Economic Update – Columbia Technology Fund

Summary

For the 12-month period that ended August 31, 2010

■   The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished during the early summer. The S&P 500 Index1 returned 4.91% for the 12-month period. Outside the United States, stock market

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Technology Fund

returns were mixed. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 18.02% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend Municipal Bond Index5 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index6 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

6The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.55
Class B	2.30
Class C	2.30
Class Z	1.30

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 11/09/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/09/00 – 08/31/10 ($)

Sales charge	without	with
Class A	9,734	9,176
Class B	9,168	9,168
Class C	9,188	9,188
Class Z	9,955	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
1-year	15.44	8.83	14.74	9.74	14.86	13.86	15.84
5-year	2.13	0.91	1.38	1.01	1.37	1.37	2.38
Life	–0.27	–0.87	–0.88	–0.88	–0.86	–0.86	–0.05

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	23.24	16.20	22.32	17.32	22.42	21.42	23.60
5-year	3.88	2.65	3.11	2.76	3.11	3.11	4.13
Life	1.05	0.45	0.43	0.43	0.45	0.45	1.28

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on November 9, 2000.

4

Understanding Your Expenses – Columbia Technology Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.20	1,017.85	7.52	7.43	1.46
Class B	1,000.00	1,000.00	1,040.00	1,014.06	11.36	11.22	2.21
Class C	1,000.00	1,000.00	1,041.10	1,014.06	11.37	11.22	2.21
Class Z	1,000.00	1,000.00	1,045.70	1,019.11	6.24	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/10 ($)

Class A	8.75
Class B	8.33
Class C	8.35
Class Z	8.92

Top 5 sectors

as of 08/31/10 (%)

Information Technology	80.3
Consumer Discretionary	6.0
Telecommunication Services	2.7
Health Care	2.6
Materials	0.7

Top 10 holdings

as of 08/31/10 (%)

Apple	9.1
QUALCOMM	3.6
Rovi	3.3
F5 Networks	3.0
Baidu	2.8
Red Hat	2.7
Salesforce.com	2.7
Akamai Technologies	2.7
Amazon.com	2.5
Cognizant Technology Solutions	2.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 15.44% without sales charge. The fund outperformed its benchmark, the Merrill Lynch 100 Technology Index, which returned 8.26% for the same period. It also surpassed the average return of its peer group, the Lipper Science & Technology Funds Classification, which was 7.19%. Stock selection in the systems software and semiconductor equipment industries drove the fund's performance during the 12-month period. An underweight position in semiconductor stocks also helped boost relative returns as the industry underperformed because of continued economic uncertainty.

Stock selection in systems software and semiconductor equipment drove returns

While profits declined for much of the semiconductor industry as corporations and consumers held back on computer purchases, companies such as Analog Devices (2.1% of net assets) held up better than peers due to improved industrial demand for components. Another notable performer among semiconductor-related names was Trina Solar (1.8% of net assets), which posted strong earnings based on strong demand for its solar modules.

Several systems software names also helped the fund's returns. Top contributors included Sybase and VMware. Shares of Sybase rose after it was announced that the company would be acquired by SAP, and we sold the stock into strength. Strong revenue growth helped shares of server virtualization software maker VMware (2.0% of net assets), whose products are designed to help corporations reduce costs and improve workflow efficiency. Certain semiconductor equipment stocks also contributed positive performance, including Veeco Instruments (0.6% of net assets), which makes LED lighting components for energy efficient streetlights and high definition televisions. Another notable performer was NetFlix (0.6% of net assets), which benefited from increased market share and its low cost distribution model, including movies by mail and an increasingly popular streaming video offering.

Life sciences and entertainment names detracted from performance

Life sciences tools and services was an area of weakness for the fund during the period. Shares of genetic diagnostics maker Illumina declined late in 2009 as the company struggled with purchase postponements from customers and slowing revenues. We subsequently sold the stock. We also sold the fund's position in Dreamworks Animation as high expenses eroded box office revenues from several recent hit movies.

Focused on positive technology trends

While slowing economic growth has put broader enterprise technology spending on hold for many corporations, demand for technologies that help companies cut unnecessary costs and improve productivity is experiencing an upswing. As a result, we have moved to an underweight position in the semiconductor industry and have shifted the portfolio to benefit from positive spending trends in virtualization and cloud

6

Portfolio Manager's Report (continued) – Columbia Technology Fund computing. Outside of traditional enterprise technology, we have also increased the fund's exposure to Chinese search engines and travel firms, which we believe are poised to grow as wages increase in China. We continue to emphasize companies with strong, forward-looking product cycles, which we believe can fare well regardless of the direction of the economy.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

7

Investment Portfolio – Columbia Technology Fund

August 31, 2010

Common Stocks – 92.6%
	Shares	Value ($)
Consumer Discretionary – 6.0%
Hotels, Restaurants & Leisure – 1.7%
Ctrip.com International Ltd., ADR (a)	107,720	4,361,583
Hotels, Restaurants & Leisure Total		4,361,583
Internet & Catalog Retail – 3.2%
Amazon.com, Inc. (a)	50,990	6,365,082
NetFlix, Inc. (a)	12,930	1,622,973
Internet & Catalog Retail Total		7,988,055
Media – 1.1%
DIRECTV, Class A (a)	70,680	2,680,186
Media Total		2,680,186
Consumer Discretionary Total		15,029,824
Health Care – 2.6%
Health Care Equipment & Supplies – 0.5%
NuVasive, Inc. (a)	40,820	1,198,067
Health Care Equipment & Supplies Total		1,198,067
Health Care Providers & Services – 1.0%
Express Scripts, Inc. (a)	60,920	2,595,192
Health Care Providers & Services Total		2,595,192
Health Care Technology – 1.1%
Cerner Corp. (a)	23,600	1,719,260
Omnicell, Inc. (a)	93,430	1,042,212
Health Care Technology Total		2,761,472
Health Care Total		6,554,731
Industrials – 0.3%
Aerospace & Defense – 0.3%
Global Defense Technology & Systems, Inc. (a)	68,143	712,094
Aerospace & Defense Total		712,094
Industrials Total		712,094
Information Technology – 80.3%
Communications Equipment – 11.5%
Aruba Networks, Inc. (a)	250,150	4,595,256
Blue Coat Systems, Inc. (a)	90,380	1,701,855
CommScope, Inc. (a)	68,600	1,286,250
F5 Networks, Inc. (a)	86,050	7,523,351
Polycom, Inc. (a)	95,660	2,724,397
QUALCOMM, Inc.	234,770	8,994,039

	Shares	Value ($)
Telefonaktiebolaget LM Ericsson, ADR	227,660	2,192,366
Communications Equipment Total		29,017,514
Computers & Peripherals – 12.0%
Apple, Inc. (a)	94,094	22,899,656
EMC Corp. (a)	311,720	5,685,773
NetApp, Inc. (a)	37,820	1,529,441
Computers & Peripherals Total		30,114,870
Electronic Equipment, Instruments & Components – 1.3%
Agilent Technologies, Inc. (a)	41,800	1,127,346
Corning, Inc.	73,730	1,156,086
LG Display Co., Ltd., ADR	76,460	1,076,557
Electronic Equipment, Instruments & Components Total		3,359,989
Internet Software & Services – 10.4%
Akamai Technologies, Inc. (a)	146,280	6,739,120
Baidu, Inc., ADR (a)	88,720	6,958,310
Google, Inc., Class A (a)	10,760	4,842,215
OpenTable, Inc. (a)	81,750	4,357,275
VeriSign, Inc. (a)	110,100	3,207,213
Internet Software & Services Total		26,104,133
IT Services – 9.0%
Accenture PLC, Class A	66,850	2,446,710
Alliance Data Systems Corp. (a)	33,850	1,902,031
Cognizant Technology Solutions Corp., Class A (a)	99,540	5,734,002
Infosys Technologies Ltd., ADR	49,810	2,853,615
International Business Machines Corp.	19,820	2,442,419
Teradata Corp. (a)	112,780	3,692,417
Visa, Inc., Class A	49,930	3,444,171
IT Services Total		22,515,365
Office Electronics – 0.5%
Canon, Inc., ADR	32,010	1,309,529
Office Electronics Total		1,309,529
Semiconductors & Semiconductor Equipment – 11.9%
Analog Devices, Inc.	189,411	5,280,779
ASML Holding N.V., N.Y. Registered Shares	68,200	1,686,586
Broadcom Corp., Class A	73,940	2,215,982
Cree, Inc. (a)	60,410	3,234,352
Intel Corp.	127,810	2,264,793
KLA-Tencor Corp.	86,840	2,432,388
Lam Research Corp. (a)	31,530	1,138,548
Marvell Technology Group Ltd. (a)	78,715	1,254,717
National Semiconductor Corp.	184,720	2,329,319

See Accompanying Notes to Financial Statements.

8

Columbia Technology Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Silicon Laboratories, Inc. (a)	48,640	1,855,130
Trina Solar Ltd., ADR (a)	179,700	4,632,666
Veeco Instruments, Inc. (a)	46,670	1,550,844
Semiconductors & Semiconductor Equipment Total		29,876,104
Software – 23.7%
ANSYS, Inc. (a)	83,330	3,231,537
Autodesk, Inc. (a)	114,230	3,169,883
AutoNavi Holdings Ltd., ADR (a)	51,910	809,796
Check Point Software Technologies Ltd. (a)	123,690	4,315,544
Citrix Systems, Inc. (a)	61,750	3,577,795
Concur Technologies, Inc. (a)	66,760	3,122,365
Intuit, Inc. (a)	68,950	2,951,060
Microsoft Corp.	144,930	3,402,956
Nuance Communications, Inc. (a)	124,730	1,831,036
Pegasystems, Inc.	74,400	1,629,360
Red Hat, Inc. (a)	197,710	6,830,881
Rovi Corp. (a)	189,687	8,253,281
Salesforce.com, Inc. (a)	61,780	6,788,387
SuccessFactors, Inc. (a)	124,769	2,632,626
TIBCO Software, Inc. (a)	136,212	1,973,712
VMware, Inc., Class A (a)	63,630	4,999,409
Software Total		59,519,628
Information Technology Total		201,817,132
Materials – 0.7%
Chemicals – 0.7%
STR Holdings, Inc. (a)	84,990	1,756,743
Chemicals Total		1,756,743
Materials Total		1,756,743
Telecommunication Services – 2.7%
Wireless Telecommunication Services – 2.7%
American Tower Corp., Class A (a)	27,710	1,298,491
Crown Castle International Corp. (a)	32,480	1,335,577
NII Holdings, Inc. (a)	35,760	1,296,300
SBA Communications Corp., Class A (a)	78,520	2,811,016
Wireless Telecommunication Services Total		6,741,384
Telecommunication Services Total		6,741,384
Total Common Stocks (cost of $188,932,123)		232,611,908

Short-Term Obligation – 7.0%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Treasury obligation maturing 11/15/19, market value $18,004,594 (repurchase proceeds $17,651,088)	17,651,000	17,651,000
Total Short-Term Obligation (cost of $17,651,000)		17,651,000
Total Investments – 99.6% (cost of $206,583,123) (b)		250,262,908
Other Assets & Liabilities, Net – 0.4%		1,070,242
Net Assets – 100.0%		251,333,150

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $207,221,066.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$232,611,908	$—	$—	$232,611,908
Total Short-Term Obligation	—	17,651,000	—	17,651,000
Total Investments	$232,611,908	$17,651,000	$—	$250,262,908

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sectors (Unaudited)	% of Net Assets
Information Technology	80.3
Consumer Discretionary	6.0
Telecommunication Services	2.7
Health Care	2.6
Materials	0.7
Industrials	0.3
92.6
Short-Term Obligation	7.0
Other Assets & Liabilities, Net	0.4
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Technology Fund
August 31, 2010

		($)
Assets	Investments, at identified cost	206,583,123
	Investments, at value	250,262,908
	Cash	504
	Receivable for:
	Investments sold	2,333,649
	Fund shares sold	316,677
	Dividends	175,684
	Interest	88
	Foreign tax reclaims	1,257
	Expense reimbursement due from investment advisor	29,225
	Trustees' deferred compensation plan	22,178
	Prepaid expenses	5,996
	Total Assets	253,148,166
Liabilities	Payable for:
	Investments purchased	629,744
	Fund shares repurchased	702,891
	Investment advisory fee	190,315
	Pricing and bookkeeping fees	7,533
	Transfer agent fee	136,306
	Trustees' fees	31
	Custody fee	5,882
	Distribution and service fees	39,339
	Chief compliance officer expenses	166
	Trustees' deferred compensation plan	22,178
	Other liabilities	80,631
	Total Liabilities	1,815,016
	Net Assets	251,333,150
Net Assets Consist of	Paid-in capital	327,420,933
	Accumulated net investment loss	(57,396)
	Accumulated net realized loss	(119,710,172)
	Net unrealized appreciation (depreciation) on investments	43,679,785
	Net Assets	251,333,150

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities (continued) – Columbia Technology Fund
August 31, 2010

Class A	Net assets	$71,989,153
	Shares outstanding	8,224,038
	Net asset value per share	$8.75	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($8.75/0.9425)	$9.28	(b)
Class B	Net assets	$6,478,175
	Shares outstanding	777,594
	Net asset value and offering price per share	$8.33	(a)
Class C	Net assets	$20,941,441
	Shares outstanding	2,509,078
	Net asset value and offering price per share	$8.35	(a)
Class Z	Net assets	$151,924,381
	Shares outstanding	17,031,224
	Net asset value, offering and redemption price per share	$8.92

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia Technology Fund
For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	968,226
	Interest	7,413
	Foreign taxes withheld	(14,260)
	Total Investment Income	961,379
Expenses	Investment advisory fee	2,404,020
	Distribution fee:
	Class B	51,826
	Class C	178,510
	Service fee:
	Class A	201,166
	Class B	17,276
	Class C	59,503
	Transfer agent fee	564,733
	Pricing and bookkeeping fees	84,839
	Trustees' fees	26,826
	Custody fee	26,340
	Chief compliance officer expenses	1,034
	Other expenses	252,472
	Expenses before interest expense	3,868,545
	Interest expense	2,254
	Total Expenses	3,870,799
	Fees waived or expenses reimbursed by investment advisor	(45,469)
	Expense reductions	(1)
	Net Expenses	3,825,329
	Net Investment Loss	(2,863,950)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	47,054,190
	Foreign currency transactions	(33,684)
	Net realized gain	47,020,506
	Net change in unrealized appreciation (depreciation) on investments	(2,502,005)
	Net Gain	44,518,501
	Net Increase Resulting from Operations	41,654,551

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Technology Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment loss	(2,863,950)	(1,801,432)
	Net realized gain (loss) on investments and foreign currency transactions	47,020,506	(120,368,694)
	Net change in unrealized appreciation (depreciation) on investments	(2,502,005)	24,801,146
	Net increase (decrease) resulting from operations	41,654,551	(97,368,980)
	Net Capital Stock Transactions	(57,946,529)	(36,348,719)
	Total decrease in net assets	(16,291,978)	(133,717,699)
Net Assets	Beginning of period	267,625,128	401,342,827
	End of period	251,333,150	267,625,128
	Accumulated net investment loss at end of period	(57,396)	(22,060)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia Technology Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,128,923	27,120,284	4,349,034	29,339,307
Redemptions	(5,637,671)	(48,352,597)	(7,726,142)	(49,825,236)
Net decrease	(2,508,748)	(21,232,313)	(3,377,108)	(20,485,929)
Class B
Subscriptions	61,443	509,325	143,829	927,078
Redemptions	(187,574)	(1,540,306)	(392,198)	(2,436,019)
Net decrease	(126,131)	(1,030,981)	(248,369)	(1,508,941)
Class C
Subscriptions	239,855	1,981,609	522,506	3,405,023
Redemptions	(1,086,153)	(8,871,786)	(1,892,006)	(12,137,396)
Net decrease	(846,298)	(6,890,177)	(1,369,500)	(8,732,373)
Class Z
Subscriptions	6,141,161	53,385,962	9,291,739	61,587,346
Redemptions	(9,294,164)	(82,179,020)	(10,291,563)	(67,208,822)
Net decrease	(3,153,003)	(28,793,058)	(999,824)	(5,621,476)

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.58		$9.72		$11.62	$9.33		$8.77
Income from Investment Operations:
Net investment loss (a)	(0.09)		(0.05)		(0.07)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	1.26		(2.09)		(1.22)	2.39		1.21
Total from investment operations	1.17		(2.14)		(1.29)	2.29		1.12
Less Distributions to Shareholders:
From net realized gains	—		—		(0.61)	—		(0.56)
Net Asset Value, End of Period	$8.75		$7.58		$9.72	$11.62		$9.33
Total return (b)	15.44	%(c)	(22.02	)%(c)	(12.13)%	24.54%		12.78	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.45%		1.46%		1.36%	1.46%		1.45%
Interest expense	—	%(e)	—		—	—	%(e)	—	%(e)
Net expenses (d)	1.45%		1.46%		1.36%	1.46%		1.45%
Waiver/Reimbursement	0.02%		0.07%		—	—		—	%(e)
Net investment loss (d)	(1.10)%		(0.80)%		(0.69)%	(0.96)%		(0.95)%
Portfolio turnover rate	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$71,989		$81,321		$137,181	$109,541		$75,996

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.26		$9.39		$11.25	$9.10		$8.57
Income from Investment Operations:
Net investment loss (a)	(0.15)		(0.10)		(0.15)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	1.22		(2.03)		(1.19)	2.32		1.19
Total from investment operations	1.07		(2.13)		(1.34)	2.15		1.03
Less Distributions to Shareholders:
From net realized gains	—		—		(0.52)	—		(0.50)
Net Asset Value, End of Period	$8.33		$7.26		$9.39	$11.25		$9.10
Total return (b)	14.74	%(c)	(22.68	)%(c)	(12.80)%	23.63%		11.98	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.20%		2.21%		2.11%	2.21%		2.20%
Interest expense	—	%(e)	—		—	—	%(e)	—	%(e)
Net expenses (d)	2.20%		2.21%		2.11%	2.21%		2.20%
Waiver/Reimbursement	0.02%		0.07%		—	—		—	%(e)
Net investment loss (d)	(1.85)%		(1.55)%		(1.43)%	(1.70)%		(1.70)%
Portfolio turnover rate	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$6,478		$6,562		$10,812	$10,580		$7,823

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.27		$9.41		$11.27	$9.12		$8.59
Income from Investment Operations:
Net investment loss (a)	(0.15)		(0.10)		(0.15)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	1.23		(2.04)		(1.19)	2.32		1.19
Total from investment operations	1.08		(2.14)		(1.34)	2.15		1.03
Less Distributions to Shareholders:
From net realized gains	—		—		(0.52)	—		(0.50)
Net Asset Value, End of Period	$8.35		$7.27		$9.41	$11.27		$9.12
Total return (b)	14.86	%(c)	(22.74	)%(c)	(12.78)%	23.57%		11.95	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.20%		2.21%		2.11%	2.21%		2.20%
Interest expense	—	%(e)	—		—	—	%(e)	—	%(e)
Net expenses (d)	2.20%		2.21%		2.11%	2.21%		2.20%
Waiver/Reimbursement	0.02%		0.07%		—	—		—	%(e)
Net investment loss (d)	(1.85)%		(1.55)%		(1.45)%	(1.70)%		(1.70)%
Portfolio turnover rate	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$20,941		$24,410		$44,466	$36,325		$21,018

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.70		$9.86		$11.78	$9.43		$8.86
Income from Investment Operations:
Net investment loss (a)	(0.07)		(0.04)		(0.05)	(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	1.29		(2.12)		(1.23)	2.43		1.22
Total from investment operations	1.22		(2.16)		(1.28)	2.35		1.15
Less Distributions to Shareholders:
From net realized gains	—		—		(0.64)	—		(0.58)
Net Asset Value, End of Period	$8.92		$7.70		$9.86	$11.78		$9.43
Total return (b)	15.84	%(c)	(21.91	)%(c)	(11.93)%	24.92%		13.01	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.20%		1.21%		1.11%	1.21%		1.20%
Interest expense	—	%(e)	—		—	—	%(e)	—	%(e)
Net expenses (d)	1.20%		1.21%		1.11%	1.21%		1.20%
Waiver/Reimbursement	0.02%		0.07%		—	—		—	%(e)
Net investment loss (d)	(0.85)%		(0.54)%		(0.45)%	(0.70)%		(0.71)%
Portfolio turnover rate	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$151,924		$155,332		$208,883	$137,420		$70,767

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Technology Fund
August 31, 2010

Note 1. Organization

Columbia Technology Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign

19

Columbia Technology Fund, August 31, 2010

securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates

20

Columbia Technology Fund, August 31, 2010

between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that specific class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments

21

Columbia Technology Fund, August 31, 2010

for net operating losses, foreign currency transactions, Section 988 bond bifurcation, Section 1256 tax return of capital and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$2,828,614	$33,686	$(2,862,300)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$43,041,842

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$50,924,588
Unrealized depreciation	(7,882,746)
Net unrealized appreciation	$43,041,842

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$89,694,106
2018	29,378,123
Total	$119,072,229

Under current tax rules, certain currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2010, post-October currency losses of $32,956 attributed to security transactions were deferred to September 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
Over $1 billion	0.77%

22

Columbia Technology Fund, August 31, 2010

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial

23

Columbia Technology Fund, August 31, 2010

minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $18,007 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $-, $19,027 and $3,446, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $614.

24

Columbia Technology Fund, August 31, 2010

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $1 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $495,271,231 and $574,943,423, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $2,310,526 at a weighted average interest rate of 1.25%.

Note 8. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 10.7% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for

25

Columbia Technology Fund, August 31, 2010

further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund). Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Technology Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2010

27

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds); Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

28

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

29

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

30

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

32

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

33

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

34

Shareholder Meeting Results

Columbia Technology Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The proposals were voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,432,045	19,526,616	3,477,738	23,057,672

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,948,769	25,313,870	3,170,710	23,057,722

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

35

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Technology Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Technology Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1646 A (10/10)

Columbia Balanced Fund

Annual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	39

Federal Income Tax Information	40

Fund Governance	41

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investment, LLC)	46

Shareholder Meeting Results	48

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Balanced Fund

Summary

■  For the 12-month period that ended August 31, 2010, the fund's class A shares returned 5.33% without sales charge.

■  Modest economic growth and falling interest rates helped bonds outperform stocks by several percentage points for the period.

■  The fund's equity results were a modest disappointment for the period and resulted in slight underperformance versus the benchmark and peer group.

Portfolio Management

Guy W. Pope is responsible for selecting the securities within the equity portion of the fund. Leonard A. Aplet, Brian Lavin and Ronald B. Stahl are jointly responsible for determining the sector emphasis and securities within the fixed income allocation of the fund.

Guy W. Pope has co-managed the fund since 1997 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Pope was associated with the fund's previous advisor or its predecessors since 1993.

Leonard A. Aplet has co-managed the fund since October 1991 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Aplet was associated with the fund's previous advisor or its predecessors since 1987.

Brian Lavin has co-managed the fund since May 2010 and has been associated with the advisor since 1994.

Ronald B. Stahl has co-managed the fund since March 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Stahl was associated with the fund's previous advisor or its predecessors since 1998.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2010

+5.33%

Class A shares (without sales charge)

+4.91%

S&P 500 Index[1]

+9.18%

Barclays Capital Aggregate Bond Index[2]

Economic Update – Columbia Balanced Fund

Summary

For the 12-month period that ended August 31, 2010

■   The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished during the early summer. The S&P 500 Index returned 4.91% for the 12-month period. Outside the United States, stock market

Economic Update (continued) – Columbia Balanced Fund

returns were mixed. The MSCI EAFE Index (Net),1 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)2 returned 18.02% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend Municipal Bond Index3 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index4 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

3The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

4The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.04
Class B	1.79
Class C	1.79
Class Z	0.82

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	11,446	10,789
Class B	10,788	10,788
Class C	10,788	10,788
Class Z	11,703	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/91
Sales charge	without	with	without	with	without	with	without
1-year	5.33	–0.73	4.56	–0.44	4.51	3.51	5.64
5-year	3.60	2.38	2.81	2.45	2.81	2.81	3.85
10-year	1.36	0.76	0.76	0.76	0.76	0.76	1.59

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	8.01	1.80	7.22	2.22	7.22	6.22	8.34
5-year	4.82	3.59	4.03	3.68	4.03	4.03	5.08
10-year	2.40	1.80	1.79	1.79	1.79	1.79	2.63

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on October 1, 1991.

Understanding Your Expenses – Columbia Balanced Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.90	1,019.91	5.25	5.35	1.05
Class B	1,000.00	1,000.00	981.10	1,016.13	8.99	9.15	1.80
Class C	1,000.00	1,000.00	981.10	1,016.13	8.99	9.15	1.80
Class Z	1,000.00	1,000.00	986.50	1,021.17	4.01	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/10 ($)

Class A	23.29
Class B	23.24
Class C	23.24
Class Z	23.27

Distributions declared per share

09/01/09 – 08/31/10 ($)

Class A	0.37
Class B	0.19
Class C	0.19
Class Z	0.43

Top 10 equity holdings

as of 08/31/10 (%)

Apple	2.1
Philip Morris International	2.0
International Business Machines	1.7
Abbott Laboratories	1.6
JPMorgan Chase	1.6
Chevron	1.6
Exxon Mobil	1.5
Goldman Sachs Group	1.4
PepsiCo	1.4
eBay	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 5.33% without sales charge. The S&P 500 Index returned 4.91% and the Barclays Capital Aggregate Bond Index returned 9.18%. The fund underperformed the 6.18% average return of the Lipper Mixed-Asset Target Allocation Growth Funds Classification.1 Results for the period were hampered by a modest bias toward equities at a time when bonds outperformed stocks. In addition, the fund's stock holdings underperformed the broader equity averages.

A positive market environment

The equity markets produced positive but modest results during the period. The fund lagged the market primarily because of stock selection in the consumer discretionary, health care and financials sectors. GameStop (0.3% of net assets) suffered from competition from online gaming and cell phone applications. Baxter International (0.4% of net assets) was hurt by a more competitive market in its line of blood therapeutics. The uneven pace of economic recovery, as well as uncertainty surrounding financial reform and potential changes in the capital requirements for lending institutions, weighed on the financials sector. Fund holdings such as Wells Fargo, Goldman Sachs and JPMorgan Chase (0.7%, 1.4% and 1.6% of net assets, respectively) struggled against this backdrop.

By contrast, the information technology sector was a standout performer for the fund, notably Apple and semiconductor manufacturer Atmel (2.1% and 0.7% of net assets, respectively). The materials sector also made a positive contribution to returns, based on a global recovery in steel and an improvement in iron ore prices. Holdings such as Vale and Walter Energy (0.4% and 0.1% of net assets, respectively) prospered in this environment. Unfortunately, the fund's successes in these areas were not sufficient to offset the shortfall in other sectors, resulting in a slight lag in the fund's equity results versus the market.

A solid showing from the fund's fixed-income component

The fixed-income market outperformed equities for the period, buoyed by a favorable macroeconomic setting of moderate growth and falling interest rates. The fixed-income portion of the portfolio outperformed its benchmark on the strength of several specific asset allocation decisions. First, we increased the fund's exposure to corporate bonds. And we fared especially well with selections in the finance, insurance, and real estate investment trust (REIT) segments. Second, we increased exposure to BBB-rated and high-yield securities, which outperformed higher-rated securities as investors regained their appetite for risk during the period. Finally, we increased the fund's overweight in commercial mortgage-backed securities (CMBS), which rebounded from sharply depressed levels and remain attractively priced. The fund's CMBS purchases have been concentrated in the vintage segment of the market, because seasoned securities tend to have been underwritten with tighter credit standards.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Balanced Fund

Looking ahead

Although we think that interest rates will move in a narrow trading range, we remain alert to the possibility that the Federal Reserve could shift from its current accommodative stance should inflation replace growth as the major policy concern. As a result, the fund's fixed-income portfolio maintains a maturity profile that is slightly shorter than its benchmark index. We are encouraged by the steadily improving health of the corporate bond market, which enjoys strong demand and a resurgence in the supply of new issues.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Portfolio composition

as of 08/31/10 (%)

Common Stocks	61.2
Corporate Fixed-Income Bonds & Notes	12.3
Mortgage-Backed Securities	9.7
Government & Agency Obligations	7.4
Commercial Mortgage-Backed Securities	5.3
Collateralized Mortgage Obligations	1.6
Asset-Backed Securities	0.7
Cash & Equivalents	3.2

Investment Portfolio – Columbia Balanced Fund

August 31, 2010

Common Stocks – 61.2%
	Shares	Value ($)
Consumer Discretionary – 4.5%
Hotels, Restaurants & Leisure – 0.7%
Carnival Corp.	53,970	1,682,784
Las Vegas Sands Corp. (a)	15,578	441,325
Hotels, Restaurants & Leisure Total		2,124,109
Media – 1.1%
Comcast Corp., Class A	195,835	3,352,695
Media Total		3,352,695
Multiline Retail – 2.0%
Kohl's Corp. (a)	49,275	2,314,939
Target Corp.	75,948	3,885,500
Multiline Retail Total		6,200,439
Specialty Retail – 0.3%
GameStop Corp., Class A (a)	55,535	995,743
Specialty Retail Total		995,743
Textiles, Apparel & Luxury Goods – 0.4%
NIKE, Inc., Class B	15,926	1,114,820
Textiles, Apparel & Luxury Goods Total		1,114,820
Consumer Discretionary Total		13,787,806
Consumer Staples – 6.6%
Beverages – 1.4%
PepsiCo, Inc.	66,471	4,266,109
Beverages Total		4,266,109
Food & Staples Retailing – 1.7%
CVS Caremark Corp.	105,276	2,842,452
Wal-Mart Stores, Inc.	45,615	2,287,136
Food & Staples Retailing Total		5,129,588
Food Products – 1.1%
Kraft Foods, Inc., Class A	114,945	3,442,603
Food Products Total		3,442,603
Personal Products – 0.4%
Herbalife Ltd.	22,343	1,241,824
Personal Products Total		1,241,824
Tobacco – 2.0%
Philip Morris International, Inc.	117,617	6,050,218
Tobacco Total		6,050,218
Consumer Staples Total		20,130,342

	Shares	Value ($)
Energy – 9.3%
Energy Equipment & Services – 1.4%
Halliburton Co.	82,195	2,318,721
Schlumberger Ltd.	33,705	1,797,487
Energy Equipment & Services Total		4,116,208
Oil, Gas & Consumable Fuels – 7.9%
Alpha Natural Resources, Inc. (a)	43,064	1,598,966
Apache Corp.	35,509	3,190,484
Chevron Corp.	64,921	4,814,541
ConocoPhillips	75,462	3,956,473
Devon Energy Corp.	37,429	2,256,220
Exxon Mobil Corp.	79,445	4,699,966
Petroleo Brasileiro SA, ADR	62,119	1,836,238
Suncor Energy, Inc.	60,857	1,841,533
Oil, Gas & Consumable Fuels Total		24,194,421
Energy Total		28,310,629
Financials – 10.0%
Capital Markets – 3.5%
Bank of New York Mellon Corp.	79,359	1,926,043
Goldman Sachs Group, Inc.	31,975	4,378,657
Invesco Ltd.	79,080	1,431,348
State Street Corp.	80,905	2,838,147
Capital Markets Total		10,574,195
Commercial Banks – 1.0%
Itau Unibanco Holding SA, ADR	51,725	1,115,708
Wells Fargo & Co.	85,254	2,007,732
Commercial Banks Total		3,123,440
Diversified Financial Services – 2.7%
Citigroup, Inc. (a)	859,315	3,196,652
JPMorgan Chase & Co.	136,398	4,959,431
Diversified Financial Services Total		8,156,083
Insurance – 2.8%
AON Corp.	62,890	2,279,134
Berkshire Hathaway, Inc., Class B (a)	36,290	2,858,926
MetLife, Inc.	88,885	3,342,076
Insurance Total		8,480,136
Financials Total		30,333,854

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Health Care – 7.2%
Biotechnology – 1.2%
Amgen, Inc. (a)	36,790	1,877,762
Celgene Corp. (a)	37,650	1,939,728
Biotechnology Total		3,817,490
Health Care Equipment & Supplies – 0.4%
Baxter International, Inc.	28,414	1,209,300
Health Care Equipment & Supplies Total		1,209,300
Health Care Providers & Services – 1.7%
Cardinal Health, Inc.	64,749	1,939,880
Express Scripts, Inc. (a)	30,980	1,319,748
Medco Health Solutions, Inc. (a)	41,740	1,814,855
Health Care Providers & Services Total		5,074,483
Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific, Inc. (a)	70,103	2,952,738
Life Sciences Tools & Services Total		2,952,738
Pharmaceuticals – 2.9%
Abbott Laboratories	101,810	5,023,306
Pfizer, Inc.	131,715	2,098,220
Teva Pharmaceutical Industries Ltd., ADR	34,040	1,721,743
Pharmaceuticals Total		8,843,269
Health Care Total		21,897,280
Industrials – 6.9%
Aerospace & Defense – 1.9%
Honeywell International, Inc.	63,354	2,476,508
United Technologies Corp.	53,188	3,468,389
Aerospace & Defense Total		5,944,897
Air Freight & Logistics – 0.3%
FedEx Corp.	12,020	938,161
Air Freight & Logistics Total		938,161
Electrical Equipment – 0.5%
Sensata Technologies Holding NV (a)	81,675	1,377,857
Electrical Equipment Total		1,377,857
Industrial Conglomerates – 1.5%
General Electric Co.	131,912	1,910,086
Tyco International Ltd.	67,540	2,517,891
Industrial Conglomerates Total		4,427,977
Machinery – 1.0%
Illinois Tool Works, Inc.	75,913	3,132,171
Machinery Total		3,132,171

	Shares	Value ($)
Professional Services – 0.5%
Equifax, Inc.	53,560	1,578,413
Professional Services Total		1,578,413
Road & Rail – 1.2%
Union Pacific Corp.	48,163	3,513,009
Road & Rail Total		3,513,009
Industrials Total		20,912,485
Information Technology – 12.5%
Communications Equipment – 1.8%
Cisco Systems, Inc. (a)	93,100	1,866,655
Motorola, Inc. (a)	76,055	572,694
QUALCOMM, Inc.	83,376	3,194,135
Communications Equipment Total		5,633,484
Computers & Peripherals – 2.9%
Apple, Inc. (a)	26,151	6,364,369
EMC Corp. (a)	133,061	2,427,032
Computers & Peripherals Total		8,791,401
Electronic Equipment, Instruments & Components – 0.6%
Corning, Inc.	111,845	1,753,730
Electronic Equipment, Instruments & Components Total		1,753,730
Internet Software & Services – 2.5%
eBay, Inc. (a)	172,115	3,999,952
Google, Inc., Class A (a)	8,082	3,637,062
Internet Software & Services Total		7,637,014
IT Services – 2.4%
International Business Machines Corp.	41,305	5,090,015
Visa, Inc., Class A	33,170	2,288,067
IT Services Total		7,378,082
Semiconductors & Semiconductor Equipment – 0.7%
Atmel Corp. (a)	356,652	2,068,582
Semiconductors & Semiconductor Equipment Total		2,068,582
Software – 1.6%
Adobe Systems, Inc. (a)	58,830	1,633,121
McAfee, Inc. (a)	12,950	609,297
Microsoft Corp.	116,033	2,724,455
Software Total		4,966,873
Information Technology Total		38,229,166

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Materials – 2.5%
Chemicals – 1.4%
Air Products & Chemicals, Inc.	33,010	2,443,730
Syngenta AG, ADR	39,960	1,839,759
Chemicals Total		4,283,489
Metals & Mining – 1.1%
Freeport-McMoRan Copper & Gold, Inc.	23,970	1,725,361
Vale SA, ADR	45,524	1,217,767
Walter Energy, Inc.	5,512	397,084
Metals & Mining Total		3,340,212
Materials Total		7,623,701
Telecommunication Services – 0.7%
Wireless Telecommunication Services – 0.7%
MetroPCS Communications, Inc. (a)	139,855	1,250,304
Millicom International Cellular SA	11,145	1,026,231
Wireless Telecommunication Services Total		2,276,535
Telecommunication Services Total		2,276,535
Utilities – 1.0%
Independent Power Producers & Energy Traders – 0.6%
AES Corp. (a)	182,755	1,871,411
Independent Power Producers & Energy Traders Total		1,871,411
Multi-Utilities – 0.4%
National Grid PLC, ADR	26,895	1,134,162
Multi-Utilities Total		1,134,162
Utilities Total		3,005,573
Total Common Stocks (cost of $176,002,270)		186,507,371
Corporate Fixed-Income Bonds & Notes – 12.3%
	Par ($)
Basic Materials – 0.4%
Chemicals – 0.1%
CF Industries, Inc.
6.875% 05/01/18	35,000	36,838
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.875% 02/01/18	65,000	60,125

	Par ($)	Value ($)
INEOS Finance PLC
9.000% 05/15/15 (b)	60,000	60,675
Lyondell Chemical Co.
8.000% 11/01/17 (b)	35,000	37,581
Chemicals Total		195,219
Forest Products & Paper – 0.1%
Cascades, Inc.
7.750% 12/15/17	10,000	10,300
Georgia-Pacific LLC
8.000% 01/15/24	280,000	308,000
Forest Products & Paper Total		318,300
Iron/Steel – 0.1%
ArcelorMittal USA, Inc.
6.500% 04/15/14	300,000	330,313
Iron/Steel Total		330,313
Metals & Mining – 0.1%
Novelis, Inc.
7.250% 02/15/15	3,000	3,008
Vale Overseas Ltd.
6.250% 01/23/17	295,000	330,686
Metals & Mining Total		333,694
Basic Materials Total		1,177,526
Communications – 2.2%
Advertising – 0.0%
Interpublic Group of Companies, Inc.
10.000% 07/15/17	5,000	5,750
inVentiv Health, Inc.
10.000% 08/15/18 (b)	30,000	29,325
Advertising Total		35,075
Media – 0.8%
Belo Corp.
8.000% 11/15/16	15,000	15,900
Cablevision Systems Corp.
8.625% 09/15/17 (b)	50,000	54,500
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17	45,000	47,194
Comcast Corp.
7.050% 03/15/33	375,000	452,582
DIRECTV Holdings LLC
3.550% 03/15/15	280,000	288,747
DISH DBS Corp.
7.875% 09/01/19	85,000	88,612
Entravision Communications Corp.
8.750% 08/01/17 (b)	45,000	45,000

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Gray Television, Inc.
10.500% 06/29/15	25,000	24,063
Insight Communications Co., Inc.
9.375% 07/15/18 (b)	15,000	15,750
Mediacom LLC/Mediacom Capital Corp.
9.125% 08/15/19	45,000	45,000
News America, Inc.
6.550% 03/15/33	275,000	313,221
RR Donnelley & Sons Co.
6.125% 01/15/17	350,000	360,847
Salem Communications Corp.
9.625% 12/15/16	35,000	36,444
Sinclair Television Group, Inc.
9.250% 11/01/17 (b)	50,000	51,500
Sirius XM Radio, Inc.
8.750% 04/01/15 (b)	25,000	25,750
9.750% 09/01/15 (b)	10,000	10,875
Time Warner, Inc.
6.200% 03/15/40	360,000	396,299
Univision Communications, Inc.
PIK,
9.750% 03/15/15 (03/15/12) (b)(c)(d)	5,000	4,275
Viacom, Inc.
6.125% 10/05/17	195,000	228,632
Media Total		2,505,191
Telecommunication Services – 1.4%
America Movil SAB de CV
5.625% 11/15/17	370,000	418,657
AT&T, Inc.
4.950% 01/15/13	400,000	435,805
British Telecommunications PLC
5.150% 01/15/13	275,000	291,592
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	500,000	565,818
Cincinnati Bell, Inc.
8.250% 10/15/17	30,000	29,400
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (b)	43,000	43,000
Intelsat Corp.
9.250% 06/15/16	185,000	196,100
ITC Deltacom, Inc.
10.500% 04/01/16	65,000	64,025
Level 3 Financing, Inc.
8.750% 02/15/17	45,000	38,138
9.250% 11/01/14	5,000	4,406
New Cingular Wireless Services, Inc.
8.750% 03/01/31	200,000	290,987
Nextel Communications, Inc.
7.375% 08/01/15	185,000	183,150

	Par ($)	Value ($)
PAETEC Holding Corp.
8.875% 06/30/17	40,000	41,400
Qwest Communications International, Inc.
7.500% 02/15/14	295,000	300,531
Telecom Italia Capital SA
4.950% 09/30/14	325,000	341,596
Telefonica Emisiones SAU
0.775% 02/04/13 (11/04/10) (c)(d)	425,000	413,180
Vodafone Group PLC
5.750% 03/15/16	335,000	381,260
Wind Acquisition Finance SA
11.750% 07/15/17 (b)	65,000	71,500
Windstream Corp.
7.875% 11/01/17	45,000	45,675
8.125% 09/01/18 (b)	25,000	25,438
Telecommunication Services Total		4,181,658
Communications Total		6,721,924
Consumer Cyclical – 0.3%
Auto Manufacturers – 0.0%
Oshkosh Corp.
8.500% 03/01/20	2,000	2,125
Auto Manufacturers Total		2,125
Auto Parts & Equipment – 0.0%
Accuride Corp.
9.500% 08/01/18 (b)	7,000	7,175
American Axle & Manufacturing Holdings, Inc.
9.250% 01/15/17 (b)	45,000	47,812
Lear Corp.
7.875% 03/15/18	45,000	46,575
Tenneco, Inc.
7.750% 08/15/18 (b)	4,000	4,080
Auto Parts & Equipment Total		105,642
Distribution/Wholesale – 0.0%
McJunkin Red Man Corp.
9.500% 12/15/16 (b)	26,000	22,945
Distribution/Wholesale Total		22,945
Entertainment – 0.0%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
9.125% 08/01/18 (b)	10,000	10,175
Pinnacle Entertainment, Inc.
8.750% 05/15/20	30,000	28,950
Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (b)	65,000	49,563
Entertainment Total		88,688

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Home Builders – 0.0%
K Hovnanian Enterprises, Inc.
10.625% 10/15/16	25,000	24,250
Home Builders Total		24,250
Home Furnishings – 0.0%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15	50,000	51,625
Home Furnishings Total		51,625
Lodging – 0.1%
MGM Resorts International
9.000% 03/15/20 (b)	45,000	46,688
11.375% 03/01/18 (b)	55,000	49,775
Starwood Hotels & Resorts Worldwide, Inc.
7.150% 12/01/19	30,000	32,100
Wyndham Worldwide Corp.
6.000% 12/01/16	75,000	76,541
Lodging Total		205,104
Retail – 0.2%
CVS Pass-Through Trust
7.507% 01/10/32 (b)	346,745	408,809
Michaels Stores, Inc.
11.375% 11/01/16	10,000	10,725
Neiman Marcus Group, Inc.
PIK,
9.000% 10/15/15	23,000	23,288
QVC, Inc.
7.500% 10/01/19 (b)	75,000	76,500
Rite Aid Corp.
8.000% 08/15/20 (b)	10,000	9,938
10.250% 10/15/19	25,000	25,687
Toys R Us - Delaware, Inc.
7.375% 09/01/16 (b)(e)	25,000	25,250
Retail Total		580,197
Consumer Cyclical Total		1,080,576
Consumer Non-Cyclical – 1.4%
Beverages – 0.4%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13 (b)	375,000	381,164
Bottling Group LLC
6.950% 03/15/14	425,000	503,988
Cott Beverages USA, Inc.
8.125% 09/01/18 (b)	9,000	9,259
Cott Beverages, Inc.
8.375% 11/15/17 (b)	20,000	20,925
Miller Brewing Co.
5.500% 08/15/13 (b)	340,000	374,054
Beverages Total		1,289,390

	Par ($)	Value ($)
Commercial Services – 0.1%
Cardtronics, Inc.
8.250% 09/01/18	20,000	20,450
Garda World Security Corp.
9.750% 03/15/17 (b)	10,000	10,325
Interactive Data Corp.
10.250% 08/01/18 (b)	35,000	36,312
Trans Union LLC/TransUnion Financing Corp.
11.375% 06/15/18 (b)	10,000	10,875
United Rentals North America, Inc.
9.250% 12/15/19	10,000	10,625
10.875% 06/15/16	35,000	38,850
Commercial Services Total		127,437
Food – 0.3%
ConAgra Foods, Inc.
5.875% 04/15/14	250,000	286,743
Kraft Foods, Inc.
5.375% 02/10/20	310,000	344,508
Kroger Co.
5.400% 07/15/40	300,000	316,561
Michael Foods, Inc.
9.750% 07/15/18 (b)	20,000	21,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
9.250% 04/01/15	15,000	15,394
Food Total		984,206
Healthcare Services – 0.3%
Apria Healthcare Group, Inc.
11.250% 11/01/14 (b)	45,000	48,656
Capella Healthcare, Inc.
9.250% 07/01/17 (b)	5,000	5,175
CHS/Community Health Systems, Inc.
8.875% 07/15/15	55,000	57,062
HCA, Inc.
7.250% 09/15/20	45,000	47,025
9.250% 11/15/16	25,000	26,813
PIK,
9.625% 11/15/16	78,000	83,752
Multiplan, Inc.
9.875% 09/01/18 (b)	14,000	14,070
Radiation Therapy Services, Inc.
9.875% 04/15/17 (b)	5,000	4,888
Roche Holdings, Inc.
6.000% 03/01/19 (b)	350,000	424,417
Select Medical Corp.
7.625% 02/01/15	15,000	14,138
Tenet Healthcare Corp.
8.000% 08/01/20 (b)	25,000	24,250

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc.
8.000% 02/01/18	40,000	39,250
Healthcare Services Total		789,496
Household Products/Wares – 0.0%
Jarden Corp.
8.000% 05/01/16	45,000	47,531
Spectrum Brands Holdings, Inc.
9.500% 06/15/18 (b)	25,000	26,313
Household Products/Wares Total		73,844
Pharmaceuticals – 0.3%
Express Scripts, Inc.
6.250% 06/15/14	335,000	386,175
Omnicare, Inc.
6.875% 12/15/15	130,000	128,700
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC
7.750% 09/15/18 (b)	15,000	15,225
Wyeth
5.500% 02/01/14	345,000	390,588
Pharmaceuticals Total		920,688
Consumer Non-Cyclical Total		4,185,061
Energy – 1.2%
Coal – 0.1%
Arch Coal, Inc.
7.250% 10/01/20	2,000	2,030
8.750% 08/01/16	110,000	119,075
Consol Energy, Inc.
8.000% 04/01/17 (b)	15,000	15,825
8.250% 04/01/20 (b)	60,000	63,675
Coal Total		200,605
Oil & Gas – 0.7%
Anadarko Petroleum Corp.
6.200% 03/15/40	325,000	278,107
Berry Petroleum Co.
8.250% 11/01/16	5,000	5,050
Canadian Natural Resources Ltd.
5.700% 05/15/17	300,000	346,279
Chesapeake Energy Corp.
6.625% 08/15/20	50,000	50,187
Comstock Resources, Inc.
8.375% 10/15/17	3,000	3,068
Concho Resources, Inc.
8.625% 10/01/17	45,000	47,025
El Paso Corp.
6.875% 06/15/14	220,000	232,787
7.750% 01/15/32	40,000	40,265

	Par ($)	Value ($)
Forest Oil Corp.
7.250% 06/15/19	45,000	45,056
Hilcorp Energy I LP/Hilcorp Finance Co.
7.750% 11/01/15 (b)	45,000	45,563
Nexen, Inc.
5.875% 03/10/35	300,000	312,768
PetroHawk Energy Corp.
7.250% 08/15/18 (b)	15,000	14,888
7.875% 06/01/15	285,000	295,687
10.500% 08/01/14	30,000	33,525
QEP Resources, Inc.
6.875% 03/01/21	20,000	20,850
Quicksilver Resources, Inc.
8.250% 08/01/15	10,000	10,200
9.125% 08/15/19	45,000	48,262
Range Resources Corp.
6.750% 08/01/20	20,000	20,150
7.500% 05/15/16	110,000	114,400
SandRidge Energy, Inc.
PIK,
8.625% 04/01/15	17,000	16,256
Talisman Energy, Inc.
6.250% 02/01/38	235,000	260,325
Oil & Gas Total		2,240,698
Oil & Gas Services – 0.1%
Expro Finance Luxembourg SCA
8.500% 12/15/16 (b)	40,000	37,400
Weatherford International Ltd.
5.150% 03/15/13	225,000	240,913
Oil & Gas Services Total		278,313
Pipelines – 0.3%
Enterprise Products Operating LLC
4.600% 08/01/12	200,000	209,409
Regency Energy Partners LP/Regency Energy Finance Corp.
9.375% 06/01/16 (b)	95,000	103,075
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (c)(d)	245,000	223,622
Williams Partners LP/Williams Partners Finance Corp.
7.250% 02/01/17	270,000	319,028
Pipelines Total		855,134
Energy Total		3,574,750
Financials – 4.7%
Banks – 2.8%
Ally Financial, Inc.
7.500% 09/15/20 (b)	20,000	19,800
8.000% 03/15/20 (b)	105,000	107,625

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
ANZ National International Ltd.
6.200% 07/19/13 (b)	500,000	557,879
Bank of New York Mellon Corp.
5.125% 08/27/13	300,000	333,591
Barclays Bank PLC
6.750% 05/22/19	475,000	561,638
Bear Stearns Cos. LLC
7.250% 02/01/18	650,000	788,089
Capital One Financial Corp.
5.500% 06/01/15	325,000	354,914
CIT Group, Inc.
7.000% 05/01/17	125,000	117,539
Citigroup Funding, Inc.
2.000% 03/30/12 (f)	750,000	765,905
Citigroup, Inc.
6.125% 05/15/18	625,000	674,476
Commonwealth Bank of Australia
3.750% 10/15/14 (b)	450,000	476,553
Credit Suisse/New York NY
6.000% 02/15/18	449,000	489,544
Deutsche Bank AG/London
4.875% 05/20/13	500,000	539,763
Goldman Sachs Group, Inc.
5.350% 01/15/16	300,000	323,128
Keycorp
6.500% 05/14/13	290,000	317,589
Merrill Lynch & Co., Inc.
6.875% 04/25/18	675,000	742,844
Morgan Stanley
6.625% 04/01/18	350,000	384,621
Royal Bank of Scotland PLC
2.759% 08/23/13 (11/23/10) (c)(d)	425,000	430,160
Wachovia Corp.
4.875% 02/15/14	500,000	531,749
Banks Total		8,517,407
Diversified Financial Services – 0.8%
American General Finance Corp.
6.900% 12/15/17	90,000	69,750
E*Trade Financial Corp.
7.375% 09/15/13	5,000	4,750
7.875% 12/01/15	20,000	18,900
PIK,
12.500% 11/30/17	10,000	11,150
ERAC USA Finance LLC
6.375% 10/15/17 (b)	300,000	348,095
Ford Motor Credit Co., LLC
6.625% 08/15/17	100,000	101,637
8.000% 12/15/16	90,000	97,734

	Par ($)	Value ($)
General Electric Capital Corp.
2.250% 03/12/12 (f)	750,000	769,735
5.500% 01/08/20	750,000	820,792
International Lease Finance Corp.
8.750% 03/15/17 (b)	22,000	22,193
8.875% 09/01/17	25,000	25,188
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (g)	275,000	57,750
Diversified Financial Services Total		2,347,674
Insurance – 0.8%
Chubb Corp.
5.750% 05/15/18	90,000	103,821
CNA Financial Corp.
7.350% 11/15/19	325,000	362,338
ING Groep NV
5.775% 12/29/49 (c)	20,000	16,450
Lincoln National Corp.
8.750% 07/01/19	250,000	319,212
MetLife, Inc.
6.817% 08/15/18	360,000	429,051
Principal Life Income Funding Trusts
5.300% 04/24/13	320,000	346,809
Prudential Financial, Inc.
6.100% 06/15/17	325,000	363,350
Transatlantic Holdings, Inc.
8.000% 11/30/39	310,000	325,500
UnitedHealth Group, Inc.
5.250% 03/15/11	225,000	230,022
Insurance Total		2,496,553
Investment Companies – 0.0%
Offshore Group Investments Ltd.
11.500% 08/01/15 (b)	40,000	39,900
Investment Companies Total		39,900
Real Estate Investment Trusts (REITs) – 0.3%
Duke Realty LP
8.250% 08/15/19	250,000	293,733
Kimco Realty Corp.
4.300% 02/01/18 (e)	275,000	273,346
Simon Property Group LP
6.750% 02/01/40	255,000	303,723
Real Estate Investment Trusts (REITs) Total		870,802
Financials Total		14,272,336
Industrials – 0.5%
Aerospace & Defense – 0.1%
Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17	10,000	10,325

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
United Technologies Corp.
5.375% 12/15/17	315,000	372,456
Aerospace & Defense Total		382,781
Building Materials – 0.0%
Gibraltar Industries, Inc.
8.000% 12/01/15	10,000	9,575
Nortek, Inc.
11.000% 12/01/13	10,000	10,537
Building Materials Total		20,112
Machinery-Construction & Mining – 0.0%
Terex Corp.
10.875% 06/01/16	75,000	82,875
Machinery-Construction & Mining Total		82,875
Machinery-Diversified – 0.0%
Case New Holland, Inc.
7.875% 12/01/17 (b)	39,000	41,047
Machinery-Diversified Total		41,047
Miscellaneous Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	235,000	291,261
SPX Corp.
6.875% 09/01/17 (b)	12,000	12,360
Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	265,000	334,853
Miscellaneous Manufacturing Total		638,474
Packaging & Containers – 0.0%
Graphic Packaging International, Inc.
9.500% 06/15/17	75,000	79,875
Packaging & Containers Total		79,875
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	275,000	323,115
United Parcel Service, Inc.
4.500% 01/15/13	145,000	157,186
Transportation Total		480,301
Industrials Total		1,725,465
Information Technology – 0.0%
IT Services – 0.0%
First Data Corp.
8.875% 08/15/20 (b)	25,000	25,063
9.875% 09/24/15	15,000	11,400
IT Services Total		36,463
Information Technology Total		36,463

	Par ($)	Value ($)
Technology – 0.3%
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	325,000	371,468
Networking Products Total		371,468
Semiconductors – 0.0%
Freescale Semiconductor, Inc.
9.250% 04/15/18 (b)	15,000	15,038
NXP BV/NXP Funding LLC
9.750% 08/01/18 (b)	45,000	46,350
Semiconductors Total		61,388
Software – 0.2%
Oracle Corp.
6.500% 04/15/38	300,000	378,100
Software Total		378,100
Technology Total		810,956
Utilities – 1.3%
Electric – 1.1%
Commonwealth Edison Co.
6.150% 09/15/17	300,000	356,816
Consolidated Edison Co. of New York
5.850% 03/15/36	325,000	374,122
Dominion Resources, Inc./VA
5.200% 08/15/19	335,000	383,162
Dynegy Holdings, Inc.
7.750% 06/01/19	29,000	18,705
Edison Mission Energy
7.000% 05/15/17	30,000	20,475
Energy Future Holdings Corp.
10.000% 01/15/20 (b)	30,000	28,890
Indiana Michigan Power Co.
5.650% 12/01/15	275,000	309,524
Nevada Power Co.
6.500% 08/01/18	235,000	282,820
Nisource Finance Corp.
6.400% 03/15/18	285,000	327,184
NRG Energy, Inc.
7.375% 01/15/17	165,000	166,237
Pacific Gas & Electric Co.
5.800% 03/01/37	325,000	374,243
Progress Energy, Inc.
7.750% 03/01/31	250,000	337,328
Southern California Edison Co.
5.000% 01/15/14	200,000	223,307
Electric Total		3,202,813

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	300,000	342,859
Sempra Energy
6.500% 06/01/16	305,000	362,859
Gas Total		705,718
Utilities Total		3,908,531
Total Corporate Fixed-Income Bonds & Notes (cost of $35,468,281)		37,493,588
Mortgage-Backed Securities – 9.7%
Federal Home Loan Mortgage Corp.
4.500% 10/01/39	1,037,287	1,089,367
4.500% 01/01/40	1,603,731	1,684,252
4.500% 06/01/40	2,953,955	3,102,268
4.500% 07/01/40	499,329	524,399
5.000% 12/01/38	161,112	171,206
5.000% 10/01/39	899,290	955,542
5.000% 01/01/40	1,062,210	1,128,653
5.000% 08/01/40	1,000,000	1,062,552
5.500% 12/01/18	566,710	611,714
5.500% 07/01/19	170,847	184,521
5.500% 07/01/21	118,679	127,714
5.500% 08/01/21	13,793	14,843
5.500% 12/01/36	469,543	502,825
5.500% 07/01/38	847,758	905,813
6.000% 03/01/17	34,912	37,815
6.000% 04/01/17	220,012	238,302
6.000% 05/01/17	111,852	121,150
6.000% 08/01/17	77,773	84,239
6.500% 08/01/32	79,742	88,374
6.500% 03/01/38	246,100	267,727
TBA:
5.000% 08/01/40 (e)	1,000,000	1,061,094
6.000% 08/01/40 (e)	1,000,000	1,074,688
5.500% 08/01/40 (e)	1,000,000	1,067,188
Federal National Mortgage Association
4.000% 01/01/25	1,540,638	1,622,145
4.500% 05/01/40	1,840,917	1,935,647
5.000% 05/01/37	995,345	1,058,539
5.000% 03/01/38	746,514	793,868
5.000% 08/01/39	1,436,160	1,527,117
5.000% 05/01/40	745,923	793,164
5.500% 03/01/37	1,093,439	1,172,480
5.500% 06/01/37	746,318	798,943
5.500% 09/01/37	1,020,332	1,092,278
5.606% 07/01/32 (09/01/10) (c)(d)	229,306	243,763
6.500% 03/01/37	170,013	185,627
6.500% 08/01/37	126,246	137,604

	Par ($)	Value ($)
Government National Mortgage Association
4.500% 02/15/39	127,277	135,346
5.500% 07/15/39	1,154,709	1,252,028
6.000% 12/15/37	382,755	417,410
7.000% 10/15/31	48,407	55,404
7.000% 04/15/32	36,574	41,897
7.000% 05/15/32	70,903	81,223
Total Mortgage-Backed Securities (cost of $28,599,313)		29,450,729
Government & Agency Obligations – 7.4%
Foreign Government Obligations – 0.7%
Petroleos Mexicanos
5.500% 01/21/21 (b)	335,000	349,689
Province of Ontario
5.450% 04/27/16	675,000	791,679
Province of Quebec
4.625% 05/14/18	475,000	540,697
Svensk Exportkredit AB
5.125% 03/01/17	375,000	434,208
Foreign Government Obligations Total		2,116,273
U.S. Government Agencies – 0.5%
Federal Home Loan Bank
5.500% 08/13/14	1,225,000	1,424,917
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (h)	100,000	100,440
3.750% 03/27/19	60,000	65,273
U.S. Government Agencies Total		1,590,630
U.S. Government Obligations – 6.2%
U.S. Treasury Bonds
5.375% 02/15/31	6,057,000	7,945,082
U.S. Treasury Inflation Indexed Notes
3.000% 07/15/12	1,551,744	1,645,212
U.S. Treasury Notes
0.875% 02/29/12	1,250,000	1,258,937
1.375% 09/15/12	1,000,000	1,017,656
1.875% 06/30/15	1,000,000	1,027,500
2.375% 10/31/14	4,000,000	4,206,876
2.375% 02/28/15	1,800,000	1,892,808
U.S. Government Obligations Total		18,994,071
Total Government & Agency Obligations (cost of $20,604,478)		22,700,974
Commercial Mortgage-Backed Securities – 5.3%
Bear Stearns Commercial Mortgage Securities
5.281% 10/12/42 (09/01/10) (c)(d)	1,000,000	1,063,168

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Commercial Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
5.742% 09/11/42 (09/01/10) (c)(d)	750,000	823,109
Credit Suisse Mortgage Capital Certificates
5.846% 03/15/39 (09/01/10) (c)(d)	660,000	697,472
CS First Boston Mortgage Securities Corp.
4.429% 12/15/36	685,454	702,967
5.065% 08/15/38 (09/01/10) (c)(d)	426,758	450,580
GE Capital Commercial Mortgage Corp.
4.706% 05/10/43	524,034	523,754
4.819% 01/10/38	550,000	583,893
Greenwich Capital Commercial Funding Corp.
5.117% 04/10/37	681,986	690,217
5.190% 04/10/37 (09/01/10) (c)(d)	375,000	404,479
JPMorgan Chase Commercial Mortgage Securities Corp.
4.134% 10/15/37	277,243	287,508
4.659% 07/15/42	441,932	465,759
4.824% 10/15/42 (09/01/10) (c)(d)	382,572	404,589
5.201% 08/12/37 (09/01/10) (c)(d)	672,111	711,058
5.440% 06/12/47	820,000	858,456
5.447% 06/12/47	791,000	843,992
5.857% 10/12/35	1,482,036	1,536,163
LB-UBS Commercial Mortgage Trust
5.279% 11/15/38	827,617	842,707
5.403% 02/15/40	820,000	878,253
Morgan Stanley Capital I
4.500% 06/15/40	262,955	265,127
5.325% 12/15/43	820,000	897,993
Morgan Stanley Dean Witter Capital I
4.390% 09/15/37	381,241	386,435
6.390% 10/15/35	597,646	625,697
Nationslink Funding Corp.
7.104% 01/22/26	308,872	339,541
Wachovia Bank Commercial Mortgage Trust
4.390% 02/15/41	747,725	755,603
Total Commercial Mortgage-Backed Securities (cost of $15,317,206)		16,038,520
Collateralized Mortgage Obligations – 1.6%
Agency – 1.4%
Federal Home Loan Mortgage Corp.
4.000% 10/15/18	1,900,000	2,066,169
5.000% 08/15/32	370,000	399,976
5.000% 05/15/33	700,000	763,556
Federal National Mortgage Association
5.500% 01/25/33	539,886	556,324

	Par ($)	Value ($)
Government National Mortgage Association
4.000% 05/16/39	253,808	262,684
Agency Total		4,048,709
Non-Agency – 0.2%
SACO I, Inc.
(i) 09/25/24 (09/01/10) (c)(d)(j)	6,184	2,041
Structured Asset Securities Corp.
5.500% 05/25/33	347,020	356,389
5.500% 07/25/33	328,554	334,676
Non-Agency Total		693,106
Total Collateralized Mortgage Obligations (cost of $4,448,840)		4,741,815
Asset-Backed Securities – 0.7%
Capital Auto Receivables Asset Trust
5.300% 05/15/14	500,000	520,522
Cityscape Home Equity Loan Trust
7.410% 05/25/28	64,225	63,167
First Alliance Mortgage Loan Trust
7.340% 06/20/27	46,226	47,283
Franklin Auto Trust
5.360% 05/20/16	761,000	781,125
IMC Home Equity Loan Trust
7.520% 08/20/28	524,667	527,759
MMCA Automobile Trust
3.930% 03/15/13 (b)	300,000	307,869
Total Asset-Backed Securities (cost of $2,246,169)		2,247,725
Short-Term Obligation – 3.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 01/13/12, market value $9,952,425 (repurchase proceeds $9,754,051)	9,754,000	9,754,000
Total Short-Term Obligation (cost of $9,754,000)		9,754,000
Total Investments – 101.4% (cost of $292,440,557) (k)		308,934,722
Other Assets & Liabilities, Net – (1.4)%		(4,152,315)
Net Assets – 100.0%		304,782,407

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, these securities, which are not illiquid except for the following, amounted to $5,339,564, which represents 1.8% of net assets.

Security	Acquisition Date	Par	Cost	Value
Regency Energy Partners LP/Regency Energy Finance Corp. 9.375% 06/01/16	05/26/10	$95,000	$99,038	$103,075

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2010.

(d)  Parenthetical date represents the effective maturity date for the security.

(e)  Security purchased on a delayed delivery basis.

(f)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At August 31, 2010, the value of this security amounted to $57,750, which represents less than 0.1% of net assets.

(h)  All of this security with a market value of $100,440 is pledged as collateral for open futures contracts.

(i)  Zero coupon bond.

(j)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2010, the value of this security amounted to $2,041, which represents less than 0.1% of net assets.

(k)  Cost for federal income tax purposes is $293,624,965.

Investments in affiliate during the year ended August 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$260,505	$—	$(267,443)	$10,083	$—

As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from September 1, 2009 through April 30, 2010.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$186,507,371	$—	$—	$186,507,371
Total Corporate Fixed-Income Bonds & Notes	—	37,493,588	—	37,493,588
Total Mortgage-Backed Securities	3,202,970	26,247,759	—	29,450,729
Government & Agency Obligations
Foreign Government Obligations	—	2,116,273	—	2,116,273
U.S. Government Agencies	—	1,590,630	—	1,590,630
U.S. Government Obligations	17,966,571	1,027,500	—	18,994,071
Total Government & Agency Obligations	17,966,571	4,734,403	—	22,700,974
Total Commercial Mortgage-Backed Securities	—	16,038,520	—	16,038,520
Collateralized Mortgage Obligations
Agency	—	4,048,709	—	4,048,709
Non-Agency	—	691,065	2,041	693,106
Total Collateralized Mortgage Obligations	—	4,739,774	2,041	4,741,815
Total Asset-Backed Securities	—	2,247,725	—	2,247,725
Total Short-Term Obligation	—	9,754,000	—	9,754,000
Total Investments	207,676,912	101,255,769	2,041	308,934,722
Unrealized Depreciation on Futures Contracts	(35,228)	—	—	(35,228)
Total	$207,641,684	$101,255,769	$2,041	$308,899,494

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The following table reconciles asset balances for the year ended August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of August 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2010
Collateralized Mortgage Obligations Non-Agency	$2,100	$19	$9	$93	$—	$(180)	$—	$—	$2,041

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $93. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2010

At August 31, 2010, the Fund held the following open short futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Interest Rate Risk 5-Year U.S. Treasury Notes	(51)	$(6,136,336)	$(6,101,108)	Dec-2010	$(35,228)

At August 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	61.2
Corporate Fixed-Income Bonds & Notes	12.3
Mortgage-Backed Securities	9.7
Government & Agency Obligations	7.4
Commercial Mortgage-Backed Securities	5.3
Collateralized Mortgage Obligations	1.6
Asset-Backed Securities	0.7
98.2
Short-Term Obligation	3.2
Other Assets & Liabilities, Net	(1.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Balanced Fund
August 31, 2010

		($)
Assets	Investments, at identified cost	292,440,557
	Investments, at value	308,934,722
	Cash	30,886
	Receivable for:
	Investments sold	3,376,203
	Fund shares sold	607,813
	Dividends	358,367
	Interest	808,418
	Foreign tax reclaims	2,143
	Trustees' deferred compensation plan	25,848
	Prepaid expenses	5,888
	Total Assets	314,150,288
Liabilities	Payable for:
	Investments purchased	4,192,962
	Investments purchased on a delayed delivery basis	3,498,517
	Fund shares repurchased	1,310,829
	Futures variation margin	13,945
	Investment advisory fee	132,168
	Pricing and bookkeeping fees	9,437
	Transfer agent fee	74,215
	Trustees' fees	28
	Audit fee	43,600
	Custody fee	2,439
	Distribution and service fees	41,507
	Chief compliance officer expenses	159
	Trustees' deferred compensation plan	25,848
	Other liabilities	22,227
	Total Liabilities	9,367,881
	Net Assets	304,782,407
Net Assets Consist of	Paid-in capital	295,685,565
	Undistributed net investment income	949,744
	Accumulated net realized loss	(8,311,839)
	Net unrealized appreciation (depreciation) on:
	Investments	16,494,165
	Futures contracts	(35,228)
	Net Assets	304,782,407

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Balanced Fund
August 31, 2010

Class A	Net assets	$65,112,116
	Shares outstanding	2,795,619
	Net asset value per share	$23.29	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($23.29/0.9425)	$24.71	(b)
Class B	Net assets	$6,682,903
	Shares outstanding	287,536
	Net asset value and offering price per share	$23.24	(a)
Class C	Net assets	$25,461,595
	Shares outstanding	1,095,447
	Net asset value and offering price per share	$23.24	(a)
Class Z	Net assets	$207,525,793
	Shares outstanding	8,919,701
	Net asset value, offering and redemption price per share	$23.27

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Balanced Fund
For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	2,665,063
	Interest	4,298,517
	Interest from affiliate	10,083
	Foreign taxes withheld	(42,924)
	Total Investment Income	6,930,739
Expenses	Investment advisory fee	1,392,483
	Distribution fee:
	Class B	54,490
	Class C	141,506
	Service fee:
	Class A	97,486
	Class B	18,163
	Class C	47,285
	Transfer agent fee	358,051
	Pricing and bookkeeping fees	97,492
	Trustees' fees	25,471
	Custody fee	25,338
	Chief compliance officer expenses	1,003
	Other expenses	232,694
	Total Expenses	2,491,462
	Expense reductions	(259)
	Net Expenses	2,491,203
	Net Investment Income	4,439,536
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency	Net realized gain (loss) on:
	Investments	11,082,133
	Foreign currency transactions	103
	Futures contracts	(327,500)
	Net realized gain	10,754,736
	Net change in unrealized appreciation (depreciation) on:
	Investments	(4,814,278)
	Futures contracts	(43,908)
	Net change in unrealized appreciation (depreciation)	(4,858,186)
	Net Gain	5,896,550
	Net Increase Resulting from Operations	10,336,086

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Balanced Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	4,439,536	4,481,770
	Net realized gain (loss) on investments, futures contracts and foreign currency transactions	10,754,736	(17,663,134)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,858,186)	6,363,009
	Net increase (decrease) resulting from operations	10,336,086	(6,818,355)
Distributions to Shareholders	From net investment income:
	Class A	(525,553)	(280,981)
	Class B	(59,886)	(115,048)
	Class C	(136,210)	(98,834)
	Class Z	(3,796,805)	(4,322,287)
	Total distributions to shareholders	(4,518,454)	(4,817,150)
	Net Capital Stock Transactions	69,045,371	43,969,754
	Increase from regulatory settlements	119	—
	Total increase in net assets	74,863,122	32,334,249
Net Assets	Beginning of period	229,919,285	197,585,036
	End of period	304,782,407	229,919,285
	Undistributed net investment income at end of period	949,744	713,516

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Balanced Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,433,066	58,521,147	708,774	14,496,979
Distributions reinvested	19,569	463,355	12,409	243,487
Redemptions	(509,844)	(12,154,454)	(314,065)	(6,131,842)
Net increase	1,942,791	46,830,048	407,118	8,608,624
Class B
Subscriptions	87,910	2,093,131	145,116	2,867,407
Distributions reinvested	2,295	54,129	5,350	104,942
Redemptions	(112,053)	(2,684,099)	(155,841)	(3,021,067)
Net decrease	(21,848)	(536,839)	(5,375)	(48,718)
Class C
Subscriptions	725,311	17,383,404	449,324	9,081,085
Distributions reinvested	4,642	109,653	4,417	85,684
Redemptions	(125,817)	(3,002,620)	(96,186)	(1,823,294)
Net increase	604,136	14,490,437	357,555	7,343,475
Class Z
Subscriptions	2,249,164	54,009,281	2,436,622	51,173,961
Distributions reinvested	133,969	3,167,162	210,989	4,140,192
Redemptions	(2,058,405)	(48,914,718)	(1,385,254)	(27,247,780)
Net increase	324,728	8,261,725	1,262,357	28,066,373

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.46	$24.03	$24.77	$22.51	$21.75
Income from Investment Operations:
Net investment income (a)	0.35	0.47	0.53	0.48	0.38
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.85	(1.52)	(0.56)	2.26	0.78
Total from investment operations	1.20	(1.05)	(0.03)	2.74	1.16
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.52)	(0.56)	(0.48)	(0.40)
From net realized gains	—	—	(0.15)	—	—
Total distributions to shareholders	(0.37)	(0.52)	(0.71)	(0.48)	(0.40)
Increase from regulatory settlements	— (b)	—	—	—	—
Net Asset Value, End of Period	$23.29	$22.46	$24.03	$24.77	$22.51
Total return (c)	5.33%	(4.03)%	(0.22)%	12.26%	5.40	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.02%	1.04%	0.99%	1.02%	0.98%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	1.02%	1.04%	0.99%	1.02%	0.98%
Waiver/Reimbursement	—	—	—	—	0.01%
Net investment income (e)	1.47%	2.33%	2.14%	1.98%	1.71%
Portfolio turnover rate	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$65,112	$19,152	$10,712	$6,582	$4,137

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.41	$23.99	$24.73	$22.47	$21.72
Income from Investment Operations:
Net investment income (a)	0.17	0.32	0.34	0.29	0.21
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.85	(1.53)	(0.56)	2.27	0.78
Total from investment operations	1.02	(1.21)	(0.22)	2.56	0.99
Less Distributions to Shareholders:
From net investment income	(0.19)	(0.37)	(0.37)	(0.30)	(0.24)
From net realized gains	—	—	(0.15)	—	—
Total distributions to shareholders	(0.19)	(0.37)	(0.52)	(0.30)	(0.24)
Increase from regulatory settlements	— (b)	—	—	—	—
Net Asset Value, End of Period	$23.24	$22.41	$23.99	$24.73	$22.47
Total return (c)	4.56%	(4.82)%	(0.97)%	11.45%	4.57	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.77%	1.79%	1.74%	1.77%	1.73%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	1.77%	1.79%	1.74%	1.77%	1.73%
Waiver/Reimbursement	—	—	—	—	0.01%
Net investment income (e)	0.73%	1.63%	1.37%	1.20%	0.95%
Portfolio turnover rate	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$6,683	$6,934	$7,551	$6,955	$7,213

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.42	$23.99	$24.73	$22.48	$21.72
Income from Investment Operations:
Net investment income (a)	0.17	0.31	0.34	0.29	0.21
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.84	(1.51)	(0.56)	2.26	0.79
Total from investment operations	1.01	(1.20)	(0.22)	2.55	1.00
Less Distributions to Shareholders:
From net investment income	(0.19)	(0.37)	(0.37)	(0.30)	(0.24)
From net realized gains	—	—	(0.15)	—	—
Total distributions to shareholders	(0.19)	(0.37)	(0.52)	(0.30)	(0.24)
Increase from regulatory settlements	— (b)	—	—	—	—
Net Asset Value, End of Period	$23.24	$22.42	$23.99	$24.73	$22.48
Total return (c)	4.51%	(4.77)%	(0.97)%	11.40%	4.62	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.77%	1.79%	1.74%	1.77%	1.73%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	1.77%	1.79%	1.74%	1.77%	1.73%
Waiver/Reimbursement	—	—	—	—	0.01%
Net investment income (e)	0.71%	1.57%	1.39%	1.20%	0.98%
Portfolio turnover rate	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$25,462	$11,014	$3,209	$1,887	$1,491

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.43	$24.02	$24.75	$22.50	$21.74
Income from Investment Operations:
Net investment income (a)	0.41	0.52	0.58	0.53	0.43
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.86	(1.54)	(0.54)	2.26	0.79
Total from investment operations	1.27	(1.02)	0.04	2.79	1.22
Less Distributions to Shareholders:
From net investment income	(0.43)	(0.57)	(0.62)	(0.54)	(0.46)
From net realized gains	—	—	(0.15)	—	—
Total distributions to shareholders	(0.43)	(0.57)	(0.77)	(0.54)	(0.46)
Increase from regulatory settlements	— (b)	—	—	—	—
Net Asset Value, End of Period	$23.27	$22.43	$24.02	$24.75	$22.50
Total return (c)	5.64%	(3.87)%	0.07%	12.49%	5.66	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.77%	0.79%	0.74%	0.77%	0.73%
Interest expense	—	—	—	—	—	%(f)
Net expenses (e)	0.77%	0.79%	0.74%	0.77%	0.73%
Waiver/Reimbursement	—	—	—	—	0.01%
Net investment income (e)	1.73%	2.62%	2.35%	2.19%	1.94%
Portfolio turnover rate	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$207,526	$192,819	$176,113	$196,615	$226,694

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Balanced Fund
August 31, 2010

Note 1. Organization

Columbia Balanced Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks high total return by investing in common stocks and debt securities.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Columbia Balanced Fund, August 31, 2010

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Columbia Balanced Fund, August 31, 2010

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that specific class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Columbia Balanced Fund, August 31, 2010

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, paydown reclassifications, proceeds from litigation settlements and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$315,146	$(315,025)	$(121)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31,
	2010	2009
Ordinary Income*	$4,518,454	$4,817,150

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,148,967	$—	$15,309,757

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$22,621,481
Unrealized depreciation	(7,311,724)
Net unrealized appreciation	$15,309,757

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains

Columbia Balanced Fund, August 31, 2010

on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$5,778,904
2018	1,414,302
Total	$7,193,206

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee at the annual rate of 0.50% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial

Columbia Balanced Fund, August 31, 2010

reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $78,831 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $3,062, $10,629 and $7,621, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Columbia Balanced Fund, August 31, 2010

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 0.95% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $1,882.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $259 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following note provides more detailed information about the derivative type held by the Fund:

Futures—The Fund entered into interest rate futures contracts to manage its exposure to the securities markets and/or to movements in interest rates.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's investment advisor.

Columbia Balanced Fund, August 31, 2010

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended August 31, 2010, the Fund entered into 51 futures contracts.

The following table is a summary of the value of the Fund's derivative instruments as of August 31, 2010.

	Fair Value of Derivative Instruments
	Statement of Assts and Liabilities
Asset	Fair Value	Liability	Fair Value
Futures variation margin	—	Futures variation margin	$13,945	*

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2010.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate	$(327,500)	$(43,908)

Note 7. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $309,075,686 and $239,068,802, respectively, of which $52,875,469 and $33,604,827, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the year ended August 31, 2010, the Fund received payments totaling $119 relating to certain regulatory settlements with third parties that the Fund had participated in during the twelve month period. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Columbia Balanced Fund, August 31, 2010

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 12.2% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their

Columbia Balanced Fund, August 31, 2010

contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2010

Federal Income Tax Information (Unaudited) – Columbia Balanced Fund

45.16% of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2010 qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 49.44% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds); Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,285,696	5,510,557	6,550,823	18,486,101

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,680,765	9,019,160	6,646,887	18,486,363

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Balanced Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Balanced Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1386 A (10/10)

Columbia Oregon Intermediate Municipal Bond Fund

Annual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	17

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Fund Governance	35

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	40

Shareholder Meeting Results	42

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 7.68% without sales charge.

■  The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, returned 8.95%. The average fund in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification2, returned 7.54%

■  The fund had more exposure than the index to shorter-maturity, high quality bonds during a period in which longer-maturity, lower-rated bonds outperformed. This positioning accounted for the fund's modest shortfall relative to the index.

Portfolio Management

Brian M. McGreevy has managed the fund since December 2003 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2010

+7.68%

Class A shares (without sales charge)

+8.95%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Economic Update – Columbia Oregon Intermediate Municipal Bond Fund

Summary

For the 12-month period that ended August 31, 2010

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2

Economic Update (continued) – Columbia Oregon Intermediate Municipal Bond Fund

Municipal Bond Index returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 17.68% while the S&P 500 Index3 returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished during the early summer. The S&P 500 Index returned 4.91% for the 12-month period. Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),4 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)5 returned 18.02% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

3The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

4The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

5The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.90
Class B	1.65
Class C	1.65
Class Z	0.65

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of $10,000 with sales charge for Class A is calculated with an initial sales charge of 4.75%.

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	16,118	15,358
Class B	15,204	15,204
Class C	15,571	15,571
Class Z	16,471	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
1-year	7.68	4.17	6.88	3.88	7.25	6.25	7.95
5-year	4.11	3.42	3.34	3.34	3.69	3.69	4.37
10-year	4.89	4.38	4.28	4.28	4.53	4.53	5.12

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	4.65	1.23	3.87	0.87	4.24	3.24	4.91
5-year	4.15	3.48	3.39	3.39	3.74	3.74	4.42
10-year	4.91	4.40	4.29	4.29	4.54	4.54	5.14

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 10-year Class A average annual returns with sales charge as of August 31, 2010 and September 30, 2010 include the previous sales charge of 4.75%. The 1-year and 5-year Class A average annual returns with sales charge as of August 31, 2010 and September 30, 2010 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on July 2, 1984.

4

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.80	1,021.17	4.12	4.08	0.80
Class B	1,000.00	1,000.00	1,039.90	1,017.39	7.97	7.88	1.55
Class C	1,000.00	1,000.00	1,041.70	1,019.16	6.18	6.11	1.20
Class Z	1,000.00	1,000.00	1,045.10	1,022.43	2.84	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/10 ($)

Class A	12.67
Class B	12.67
Class C	12.67
Class Z	12.67

Distributions declared per share

09/01/09 – 08/31/10 ($)

Class A	0.42
Class B	0.32
Class C	0.37
Class Z	0.45

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Top 5 sectors

as of 08/31/10 (%)

Tax-Backed	48.1
Refunded/Escrowed	15.3
Health Care	9.6
Utilities	8.9
Housing	4.6

Maturity breakdown

as of 08/31/10 (%)

0–1 year	8.9
1–3 years	9.8
3–5 years	6.5
5–7 years	12.1
7–10 years	14.8
10–15 years	26.9
15–20 years	13.2
20–25 years	2.0
25+ years	0.8
Net Cash & Equivalents	5.0

For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 7.68% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 8.95%. The fund's return was slightly higher than the 7.54% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Category. The fund's modest shortfall relative to the index was the result of its positioning. The fund had more exposure than the index to shorter-maturity, high quality bonds during a period in which longer-maturity, lower-rated bonds outperformed.

A strong year for municipals market

Substantial inflows from individual investors into municipal bonds as well as a decrease in the overall supply of tax-exempt bonds drove solid returns for municipal bonds over the 12-month period.

New supply has dropped significantly with the heavy issuance of Build America Bonds (BABs), which are taxable. Although total issuance of municipal bonds in 2010 is close to 2009 levels, over $70 billion of taxable BABs have been issued, thus decreasing the available tax-exempt supply. With municipal money market rates close to zero, investors moved money into individual municipal bonds or municipal bond funds, which have enjoyed net positive flows of more than $30 billion through August 2010. This strong demand, coupled with decreased new issue supply, drove yields down, prices up and narrowed the yield difference between higher- and lower-quality credits.

Hospital, Housing and Education bonds, lower-quality bonds aided performance

Holdings in the hospital, housing and education sectors enjoyed strong returns for the period, while pre-refunded bonds and state general obligation bonds were less robust. Lower-quality bonds also performed well. Many of the fund's A- and BBB-rated holdings generated double-digit returns for the 12-month period. An overweight in non-rated bonds and an underweight in AAA bonds also aided performance.

Lack of new supply constrained portfolio activity

With relatively light new issue supply in Oregon, we were constrained in adding new issues to the fund. However, where we could, we added bonds in the 10- to 15-year maturity range, which we believed offered good value and we decreased the fund's exposure to shorter-maturity callable bonds.

Oregon economy shows signs of recovery

In July 2010, Moody's Investor Services affirmed the state's AA1 rating with a stable outlook. The rating agency cited sound financial controls and maintenance of a moderate rainy day fund balance as positive signs of the state's economic standing, while noting that its high reliance on personal income taxes was a credit challenge because of its volatility.

As major layoff announcements slowed and several of the state's larger employers have started hiring, economic activity picked up in Oregon over the past year. We expect that new hiring will be led by the technology manufacturing sector while real estate will

6

Portfolio Manager's Report (continued) – Columbia Oregon Intermediate Municipal Bond Fund

continue to be a drag on economic growth. Voters approved a tax increase on incomes over $125,000 and $250,000 retroactive to January 2009 and expiring in December 2011. The two new higher tax brackets are expected to add additional revenue to the state's budget. They also make the municipal market more attractive to households affected by the increase.

Looking ahead

We see value in issues with maturities between seven and 15 years, especially for bonds with A ratings. With the Fed expected to be on hold until employment growth picks up, we expect short-term interest rates to remain low for some time to come. The current "steep" yield curve and the "roll down" value (capturing the value and gain of a bond as its maturity shortens over time and is priced at lower yields) have the potential to enhance returns in the longer-intermediate portion of the curve. The municipal yield curve, a graphic depiction of yields, from short to long, is considered steep when the yield difference between two-year and 15-year AAA-rated munis is greater than 164 basis points (one hundredth of one percent), its five-year average. The current spread between two- and 15-year municipal bonds is 245 basis points.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Portfolio quality

as of 08/31/10 (%)

AAA	23.4
AA	48.7
A	18.9
BBB	2.5
Non-Rated	6.5

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is not rated by either of the two agencies, the bond is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest). The credit quality of the fund's investments does not remove market risk.

30-day SEC yields

as of 08/31/10 (%)

Class A	1.66
Class B	1.00
Class C	1.35
Class Z	1.99

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

Taxable-equivalent SEC yields

as of 08/31/10 (%)

Class A	2.86
Class B	1.73
Class C	2.33
Class Z	3.43

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate doesn't reflect the phase out of exemptions of the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds – 94.8%
	Par ($)	Value ($)
Education – 3.8%
Education – 3.8%
OR Economic Development Revenue
Broadway Housing LLC,
Series 2008 A, 6.250% 04/01/23	3,250,000	3,853,720
OR Facilities Authority
Linfield College,
Series 2005 A, 5.000% 10/01/20	1,825,000	1,939,190
OR Forest Grove
Pacific University,
Series 2009, 6.000% 05/01/30	1,500,000	1,577,235
OR Health Sciences University
Series 1996 A,
Insured: NPFGC: (a) 07/01/12	1,315,000	1,266,043
(a) 07/01/14	2,550,000	2,316,598
(a) 07/01/21	12,515,000	7,810,236
Education Total		18,763,022
Education Total		18,763,022
Health Care – 9.6%
Continuing Care Retirement – 0.6%
OR Albany Hospital Facility Authority
Mennonite Home Albany,
Series 2004 PJ-A: 4.750% 10/01/11	660,000	656,033
5.000% 10/01/12	680,000	675,023
OR Multnomah County Hospital Facilities Authority
Terwilliger Plaza, Inc.,
Series 2006 A, 5.250% 12/01/26	1,400,000	1,346,604
Continuing Care Retirement Total		2,677,660
Hospitals – 9.0%
OR Clackamas County Hospital Facility Authority
Legacy Health System,
Series 2001: 5.250% 05/01/21	4,890,000	5,004,573
5.750% 05/01/12	2,000,000	2,081,900
5.750% 05/01/16	1,500,000	1,549,875

	Par ($)	Value ($)
OR Deschutes County Hospital Facilities Authority
Cascade Healthcare Community,
Series 2008, 7.375% 01/01/23	2,000,000	2,475,800
OR Facilities Authority
Peacehealth,
Series 2009 A: 5.000% 11/01/17	4,450,000	5,172,502
5.000% 11/01/19	3,695,000	4,241,786
OR Medford Hospital Facilities Authority
Asante Health System,
Series 1998 A, Insured: NPFGC 5.250% 08/15/11	260,000	260,767
OR Multnomah County Hospital Facilities Authority
Adventist Health System,
Series 2009 A, 5.000% 09/01/21	3,685,000	4,066,692
Providence Health System,
Series 2004, 5.250% 10/01/16	2,970,000	3,368,218
OR Salem Hospital Facility Authority
Series 2006 A,
5.000% 08/15/27	3,500,000	3,631,180
Series 2008 A:
5.250% 08/15/18	2,500,000	2,842,375
5.750% 08/15/15	785,000	903,723
OR State Facilities Authority
Series 2010 A:
5.000% 03/15/15	1,000,000	1,110,990
5.000% 03/15/16	1,500,000	1,662,690
5.000% 10/01/22	3,450,000	3,780,372
5.000% 10/01/23	2,000,000	2,178,080
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives,
Series 2000 A, 5.750% 12/01/20	285,000	288,371
Hospitals Total		44,619,894
Health Care Total		47,297,554

See Accompanying Notes to Financial Statements.

8

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 4.6%
Assisted Living/Senior – 0.4%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home,
Series 2005: 5.000% 10/01/19	1,000,000	919,550
5.125% 10/01/24	1,000,000	887,900
Assisted Living/Senior Total		1,807,450
Multi-Family – 2.3%
OR Clackamas County Housing Authority
Multi-Family Housing,
Easton Ridge, Series 1996 A: 5.800% 12/01/16	1,715,000	1,716,543
5.900% 12/01/26	1,750,000	1,750,105
OR Forest Grove Student Housing
Oak Tree Foundation,
Series 2007, 5.500% 03/01/37	4,000,000	3,748,840
OR Portland Housing
Series 2005 A,
5.000% 04/01/25	1,565,000	1,686,241
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008,
5.000% 12/01/13	2,455,000	2,692,865
Multi-Family Total		11,594,594
Single-Family – 1.9%
OR Housing & Community Services
Department Mortgage Single
Family Program: Series 1991 D, 6.700% 07/01/13	45,000	45,169
Series 1999 E, 5.375% 07/01/21	1,230,000	1,237,515
Series 2000 E, Insured: FHA: 5.700% 07/01/12	200,000	205,104
5.800% 07/01/14	180,000	184,758
6.000% 07/01/20	515,000	515,850
Series 2001 J, 5.150% 07/01/24	1,095,000	1,098,690
Series 2001 Q: 4.700% 07/01/15	385,000	391,518
4.900% 07/01/17	380,000	384,549

	Par ($)	Value ($)
Series 2008 G, 5.200% 07/01/28	5,040,000	5,302,987
Single-Family Total		9,366,140
Housing Total		22,768,184
Other – 15.9%
Other – 0.6%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County,
Series 1998 A, 6.650% 11/15/22 (b)	3,095,000	2,965,134
Other Total		2,965,134
Refunded/Escrowed (c) – 15.3%
OR Benton & Linn Counties
School District No. 509J, Corvallis,
Series 2003, Pre-refunded 06/01/13, Insured: AGMC 5.000% 06/01/17	2,665,000	2,987,971
OR Board of Higher Education
Lottery Education,
Series 1999 A, Pre-refunded 04/01/11, Insured: AGMC 5.000% 04/01/14	2,705,000	2,780,334
Series 2001 A,
Pre-refunded 08/01/11, 5.250% 08/01/14	1,225,000	1,280,958
OR Clackamas Community College District
Series 2001,
Pre-refunded 06/15/11, Insured: FGIC 5.250% 06/15/15	1,390,000	1,445,072
OR Clackamas County
School District No. 108,
Series 2001, Pre-refunded 06/15/11, Insured: AGMC 5.375% 06/15/15	1,055,000	1,097,844
School District No. 7J,
Lake Oswego, Series 2001, Pre-refunded 06/01/11: 5.375% 06/01/16	1,295,000	1,343,692
5.375% 06/01/17	2,535,000	2,630,316

See Accompanying Notes to Financial Statements.

9

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Coos County
School District No. 13, North Bend,
Series 2002, Pre-refunded 06/15/12, Insured: AGMC 5.500% 06/15/15	1,765,000	1,927,751
OR Department of Transportation
Highway User Tax,
Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/16	2,500,000	2,776,450
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc.,
Series 2002, Pre-refunded 01/01/12: 5.500% 01/01/22	2,000,000	2,136,320
5.600% 01/01/27	5,550,000	5,935,669
5.600% 01/01/32	2,000,000	2,138,980
OR Deschutes County
School District No. 1,
Series 2001 A, Pre-refunded 06/15/11, Insured: AGMC 5.500% 06/15/18	1,000,000	1,041,350
OR Jackson County
School District No. 4,
Phoenix-Talent, Series 2001, Pre-refunded 06/15/11, Insured: AGMC 5.500% 06/15/16	1,000,000	1,041,590
School District No. 9, Eagle Point,
Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/15	1,920,000	2,001,754
OR Linn County Community
School District No. 9, Lebanon,
Series 2001, Pre-refunded 06/15/13, Insured: FGIC: 5.550% 06/15/21	2,000,000	2,280,800
School District No. 9,
Series 2001, Pre-refunded 06/15/13, Insured: FGIC: 5.250% 06/15/15	405,000	458,379

	Par ($)	Value ($)
OR Multnomah County
School District No. 40,
Series 2001, Pre-refunded 12/01/10, Insured: AGMC: 5.000% 12/01/14	1,790,000	1,811,408
School District No. 7, Reynolds,
Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/17	1,000,000	1,042,330
OR Multnomah-Clackamas Counties
Centennial School
District No. 28-302, Series 2001, Pre-refunded 06/15/11, Insured: FGIC: 5.375% 06/15/16	2,055,000	2,138,454
5.375% 06/15/17	2,280,000	2,372,591
5.375% 06/15/18	2,490,000	2,591,119
OR North Clackamas Parks & Recreation District Facilities
Series 1993,
Escrowed to Maturity, 5.700% 04/01/13	1,250,000	1,342,587
OR Portland Community College District
Series 2001 A,
Pre-refunded 06/01/11: 5.375% 06/01/14	1,925,000	1,999,324
5.375% 06/01/16	2,705,000	2,809,440
5.375% 06/01/17	2,540,000	2,638,069
OR Washington & Clackamas Counties
School District No. 23J, Tigard,
Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.375% 06/15/17	1,500,000	1,634,970
OR Washington County
School District No. 48J, Beaverton,
Series 2001, Pre-refunded 01/01/11: 5.125% 01/01/14	2,000,000	2,032,460
5.125% 01/01/17	1,820,000	1,849,539
5.125% 01/01/18	2,260,000	2,296,680
Series 2001,
Pre-refunded 06/01/11, 5.500% 06/01/16	2,785,000	2,895,119

See Accompanying Notes to Financial Statements.

10

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Yamhill County
School District No. 029J,
Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.250% 06/15/16	2,535,000	2,757,446
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E,
Escrowed to Maturity, 6.000% 08/01/26	5,000,000	6,646,200
VI Virgin Islands Public Finance Authority
Series 1989 A,
Escrowed to Maturity, 7.300% 10/01/18	1,185,000	1,468,713
Refunded/Escrowed Total		75,631,679
Other Total		78,596,813
Other Revenue – 3.3%
Recreation – 3.3%
OR Board of Higher Education
Lottery Education:
Series 2003 A, Insured: AGMC 5.000% 04/01/14	1,830,000	2,068,101
Series 2008, 5.000% 04/01/24	3,130,000	3,589,422
Series 2009 A: 5.000% 04/01/21	5,000,000	5,948,650
5.000% 04/01/27	4,000,000	4,546,200
Recreation Total		16,152,373
Other Revenue Total		16,152,373
Tax-Backed – 48.1%
Local General Obligations – 32.6%
OR Benton & Linn Counties
School District No. 509J & 509A,
Series 2007 Insured: AGMC 5.000% 06/15/20	5,000,000	6,080,700
OR Canyonville South Umpqua Rural Fire District
Series 2001,
5.400% 07/01/31	610,000	533,951

	Par ($)	Value ($)
OR Central Community College District
Series 2010,
4.750% 06/15/24	2,580,000	2,958,305
OR Clackamas & Washington Counties
School District No. 3,
Series 2009, 5.000% 06/15/24	4,150,000	4,843,050
School District No. 3A,
Series 2003, Insured: NPFGC (a) 06/15/17	4,000,000	3,341,080
OR Clackamas Community College District
Series 2001,
Insured: FGIC 5.250% 06/15/15	110,000	113,738
OR Clackamas County
School District No. 108, Estacada,
Series 2005, Insured: AGMC 5.500% 06/15/25	2,485,000	3,219,044
School District No. 115,
Series 2006 A, Insured: NPFGC: (a) 06/15/25	2,250,000	1,208,588
(a) 06/15/26	2,610,000	1,328,751
School District No. 12,
North Clackamas, Series 2007 B, Insured: AGMC (a) 06/15/22	4,000,000	4,350,680
School District No. 46,
Series 2009: 5.000% 06/15/25	4,350,000	4,985,013
5.000% 06/15/26	3,000,000	3,408,270
Series 2007,
Insured: NPFGC 4.125% 06/01/27	2,000,000	2,089,180
OR Columbia County
School District No. 502,
Deferred Interest, Series 1999, Insured: FGIC: (a) 06/01/13	1,685,000	1,612,882
(a) 06/01/14	1,025,000	958,098

See Accompanying Notes to Financial Statements.

11

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Columbia Multnomah & Washington Counties
School District No. 1J,
Series 2009: 5.000% 06/15/23	1,000,000	1,163,620
5.000% 06/15/24	1,165,000	1,341,940
5.000% 06/15/25	1,275,000	1,456,904
OR Deschutes & Jefferson County
School District No. 02J,
Series 2004 B, Insured: NPFGC (a) 06/15/22	2,335,000	1,562,115
OR Deschutes County
Administrative School
District No. 1, Series 2007, Insured: FGIC 4.500% 06/15/20	5,000,000	5,689,300
OR Jackson County
School District No. 009,
Series 2005, Insured: NPFGC: 5.500% 06/15/20	1,000,000	1,254,580
5.500% 06/15/21	1,410,000	1,780,040
School District No. 549C,
Series 2008: 4.625% 06/15/27	1,500,000	1,608,810
4.625% 06/15/28	1,660,000	1,768,780
4.625% 06/15/30	2,000,000	2,104,720
OR Jefferson County
School District No. 509J,
Madras School District, Series 2002, Insured: NPFGC 5.250% 06/15/18	1,075,000	1,151,551
OR Josephine County
Unit School District, Three Rivers,
Series 2005, Insured: FGIC: 5.000% 12/15/15	1,000,000	1,187,940
5.000% 12/15/16	1,000,000	1,204,420
OR Lane Community College
Series 2009:
4.250% 06/15/17	2,195,000	2,533,689
4.250% 06/15/18	2,000,000	2,315,520

	Par ($)	Value ($)
OR Lane County
School District No. 19, Springfield:
Series 1997, Insured: FGIC: 6.000% 10/15/12	1,740,000	1,925,832
6.000% 10/15/14	1,310,000	1,552,494
Series 2006, Insured: AGMC (a) 06/15/25	5,160,000	2,759,568
School District No. 4J, Eugene,
Series 2002: 5.000% 07/01/12	1,000,000	1,084,320
5.250% 07/01/13	1,000,000	1,133,160
Series 2009 A:
5.000% 11/01/24	1,000,000	1,141,810
5.000% 11/01/25	1,140,000	1,294,299
OR Linn Benton Community College
Series 2001,
Insured: FGIC (a) 06/15/13	1,000,000	969,570
Series 2002,
Insured: FGIC (a) 06/15/14	1,000,000	947,590
OR Linn County
Community School
District No. 9, Lebanon, Series 2001, Insured: FGIC 5.250% 06/15/15	305,000	339,523
OR Madras Aquatic Center District
Series 2005,
5.000% 06/01/22	1,695,000	1,826,685
OR Multnomah-Clackamas Counties
Centennial School
District No. 28JT, Series 2006, Insured: AMBAC (a) 06/01/16	2,260,000	1,793,852
OR Portland Community College District
Series 2005,
Insured: AGMC 5.000% 06/15/16	4,750,000	5,538,785

See Accompanying Notes to Financial Statements.

12

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Portland Limited Tax
Series 2001 B:
(a) 06/01/13	1,500,000	1,457,145
(a) 06/01/16	3,500,000	3,122,455
(a) 06/01/18	4,000,000	3,284,280
(a) 06/01/19	4,000,000	3,149,440
(a) 06/01/20	4,000,000	3,009,080
OR Portland
Series 2005,
5.000% 06/01/16	3,075,000	3,582,713
OR Salem-Keizer
School District No. 24J,
Series 2009 A: 4.000% 06/15/15	3,850,000	4,348,460
5.000% 06/15/16	2,500,000	2,975,275
OR Salem
Series 2009:
5.000% 06/01/19	2,025,000	2,461,408
5.000% 06/01/20	880,000	1,052,286
5.000% 06/01/26	3,315,000	3,750,889
OR Tri-County Metropolitan Transportation District
Series 2003 A,
5.000% 09/01/15	1,000,000	1,092,590
Series 2005 A,
Insured: AGMC 5.000% 09/01/17	4,250,000	5,004,333
Series 2009 A:
4.000% 09/01/18	1,000,000	1,154,610
4.250% 09/01/21	1,815,000	2,079,010
OR Tualatin Hills Park & Recreation District
Series 1998,
Insured: NPFGC 5.750% 03/01/14	990,000	1,160,834
OR Umatilla County
School District No. 8R Hermiston,
Series 2010, 4.500% 06/15/29	2,360,000	2,558,146
OR Washington & Clackamas Counties
School District No. 23J, Tigard:
Series 2000, (a) 06/15/18	2,700,000	2,137,158
Series 2005, Insured: NPFGC: 5.000% 06/15/19	850,000	1,040,060
5.000% 06/15/21	6,575,000	8,096,915

	Par ($)	Value ($)
OR Washington Clackamas & Yamhill Counties
School District No. 88J,
Series 2007 B, Insured: NPFGC 4.500% 06/15/23	8,125,000	8,947,412
OR Washington Multnomah & Yamhill Counties
School District No. 1J:
Series 1998, 5.000% 11/01/13	1,100,000	1,250,095
Series 2006, Insured: NPFGC (a) 06/15/25	4,065,000	2,172,011
OR Yamhill County
School District No. 029J,
Series 2005, Insured: FGIC 5.500% 06/15/21	1,000,000	1,259,020
Local General Obligations Total		161,608,372
Special Non-Property Tax – 4.7%
OR Department of Transportation
Series 2006 A,
4.625% 11/15/26	5,040,000	5,441,083
Series 2007 A,
5.000% 11/15/16	6,305,000	7,597,462
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003,
Insured: AGMC 4.950% 07/01/26	5,000,000	5,410,250
VI Virgin Islands Public Finance Authority
Series 2010 A,
5.000% 10/01/25	4,410,000	4,641,834
Special Non-Property Tax Total		23,090,629
Special Property Tax – 5.1%
OR Hood River Urban Renewal Agency
Series 1996,
6.250% 12/15/11	365,000	365,139
OR Keizer
Series 2008,
5.200% 06/01/31	4,085,000	4,226,831
OR Lebanon Urban Renewal Agency
Series 2000:
5.750% 06/01/15	1,120,000	1,120,314
6.000% 06/01/20	1,580,000	1,578,673

See Accompanying Notes to Financial Statements.

13

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Medford Urban Renewal
Series 1996,
5.875% 09/01/10	175,000	175,000
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center,
Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	1,500,000	1,520,010
5.750% 06/15/18	2,050,000	2,077,162
Series 2010 B:
5.000% 06/15/25	1,550,000	1,686,230
5.000% 06/15/26	1,440,000	1,549,570
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A,
Insured: AMBAC: 5.000% 06/15/17	1,500,000	1,656,465
5.000% 06/15/18	3,070,000	3,289,566
5.000% 06/15/20	2,000,000	2,167,860
OR Redmond Urban Renewal Agency
Downtown Area B,
Series 1999: 5.650% 06/01/13	555,000	555,627
5.850% 06/01/19	785,000	785,777
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal,
Series 2001, 5.250% 06/01/15	1,000,000	1,000,270
OR Veneta Urban Renewal Agency
Series 2001:
5.375% 02/15/16	700,000	701,547
5.625% 02/15/21	1,100,000	1,101,210
Special Property Tax Total		25,557,251
State Appropriated – 3.6%
OR Department of Administrative Services
Certificates of Participation:
Series 2002 C, Insured: NPFGC: 5.250% 11/01/15	1,000,000	1,065,760
5.250% 11/01/17	5,000,000	5,320,200
Series 2002 E, Insured: AGMC 5.000% 11/01/13	1,470,000	1,599,110
Series 2007 A,
Insured FGIC: 5.000% 05/01/24	2,630,000	2,909,253
5.000% 05/01/25	2,780,000	3,055,387
5.000% 05/01/26	2,800,000	3,056,368

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (d)(e)	750,000	779,828
State Appropriated Total		17,785,906
State General Obligations – 2.1%
OR Board of Higher Education
Deferred Interest,
Series 2001 A, (a) 08/01/17	1,050,000	873,054
Series 1996 A,
(a) 08/01/14	490,000	466,259
Series 2001 A:
5.250% 08/01/14	255,000	265,789
5.250% 08/01/16	780,000	811,528
Series 2004 D,
5.000% 08/01/24	3,620,000	3,915,935
OR Elderly & Disabled Housing
Series 2001 B,
4.950% 08/01/20	985,000	990,280
OR State
Series 2002 A,
5.250% 10/15/15	1,735,000	1,893,631
OR Veterans Welfare
Series 2000 80A,
5.700% 10/01/32	1,035,000	1,045,867
State General Obligations Total		10,262,343
Tax-Backed Total		238,304,501
Transportation – 0.6%
Airports – 0.2%
OR Port of Portland International Airport
Series 1998 12B,
Insured: FGIC 5.250% 07/01/12	1,000,000	1,003,920
Airports Total		1,003,920
Ports – 0.4%
OR Port of Morrow
Series 2007:
4.875% 06/01/20	750,000	664,950
5.000% 06/01/25	1,000,000	809,370

See Accompanying Notes to Financial Statements.

14

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Port of St. Helens
Series 1999:
5.600% 08/01/14	260,000	259,896
5.750% 08/01/19	425,000	416,003
Ports Total		2,150,219
Transportation Total		3,154,139
Utilities – 8.9%
Independent Power Producers – 0.8%
OR Western Generation Agency
Series 2006 A,
5.000% 01/01/21	3,000,000	2,901,120
Wauna Cogeneration,
Series 2006 A, 5.000% 01/01/20	1,000,000	974,480
Independent Power Producers Total		3,875,600
Investor Owned – 0.8%
OR Port of Morrow
Portland General Electrical Co,
Series 1998 5.000% 05/01/33 (03/11/20) (d)(e)	3,750,000	3,983,100
Investor Owned Total		3,983,100
Municipal Electric – 3.4%
OR Emerald Peoples Utility District
Series 1996,
Insured: FGIC: 7.350% 11/01/10	2,160,000	2,182,723
7.350% 11/01/11	2,000,000	2,145,080
7.350% 11/01/12	2,490,000	2,818,954
7.350% 11/01/13	2,675,000	3,174,770
Series 2003 A,
Insured: AGMC 5.250% 11/01/20	605,000	674,418
OR Eugene Electric Utilities System
Series 2001 B,
Insured: AGMC 5.250% 08/01/13	1,040,000	1,083,545
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2010,
5.250% 07/01/24	4,600,000	5,110,876
Municipal Electric Total		17,190,366

	Par ($)	Value ($)
Water & Sewer – 3.9%
OR Myrtle Point Water
Series 2000,
6.000% 12/01/20	510,000	513,682
OR Portland Water Systems Revenue
Series 2004 B,
5.000% 10/01/13	730,000	829,419
Series 2006 B,
5.000% 10/01/16	5,330,000	6,403,782
Series 2010 A,
4.000% 03/01/22	5,000,000	5,562,300
OR Portland
Series 2008 A,
5.000% 06/15/17	1,500,000	1,807,215
OR Sheridan Water
Series 1998,
5.350% 04/01/18	300,000	300,057
Series 2000:
6.200% 05/01/15	625,000	625,731
6.450% 05/01/20	520,000	520,468
OR Washington County Housing Authority
Clean Water Services Sewer,
Series 2004 Lien, Insured: NPFGC 5.000% 10/01/13	2,310,000	2,623,836
Water & Sewer Total		19,186,490
Utilities Total		44,235,556
Total Municipal Bonds (cost of $438,044,166)		469,272,142
Investment Companies – 4.3%
	Shares
BofA Tax-Exempt Reserves,
Capital Class (7 day yield of 0.150%) (f)(g)	12,427,158	12,427,158
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 0.130%)	9,004,196	9,004,196
Total Investment Companies (cost of $21,431,354)		21,431,354
Total Investments – 99.1% (cost of $459,475,520) (h)		490,703,496
Other Assets & Liabilities, Net – 0.9%		4,505,380
Net Assets – 100.0%		495,208,876

See Accompanying Notes to Financial Statements.

15

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2010

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At August 31, 2010, the value of this security amounted to $2,965,134, which represents 0.6% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	$3,245,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2010.

(e)  Parenthetical date represents the next interest rate reset date for the security.

(f)  Investments in affiliates for the year ended August 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.150%)*	$8,970,586	$57,204,007	$58,211,731	$6,814	$—

*  As of May 1, 2010, this company was no longer an affiliate of this fund. The above table reflects activity for the period from September 1, 2009 through April 30, 2010.

(g)  Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by BofA Global Capital Management Group, LLC or one of its affiliates.

(h)  Cost for federal income tax purposes is $459,358,007.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$469,272,142	$—	$469,272,142
Total Investment Companies	21,431,354	—	—	21,431,354
Total Investments	$21,431,354	$469,272,142	$—	$490,703,496

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	48.1
Refunded/Escrowed	15.3
Health Care	9.6
Utilities	8.9
Housing	4.6
Education	3.8
Other Revenue	3.3
Transportation	0.6
Other	0.6
94.8
Investment Companies	4.3
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities – Columbia Oregon Intermediate Municipal Bond Fund
August 31, 2010

		($)
Assets	Investments, at cost	459,475,520
	Investments, at value	490,703,496
	Cash	639
	Receivable for:
	Fund shares sold	184,583
	Interest	5,255,267
	Expense reimbursement due from investment advisor	63,610
	Trustees' deferred compensation plan	33,093
	Prepaid expenses	9,832
	Total Assets	496,250,520
Liabilities	Payable for:
	Fund shares repurchased	223,173
	Distributions	405,282
	Investment advisory fee	206,302
	Pricing and bookkeeping fees	15,447
	Transfer agent fee	71,424
	Trustees' fees	22
	Audit fee	41,700
	Custody fee	3,610
	Distribution and service fees	14,690
	Chief compliance officer expenses	92
	Trustees' deferred compensation plan	33,093
	Other liabilities	26,809
	Total Liabilities	1,041,644
	Net Assets	495,208,876
Net Assets Consist of	Paid-in capital	462,740,860
	Undistributed net investment income	464,202
	Accumulated net realized gain	775,838
	Net unrealized appreciation on investments	31,227,976
	Net Assets	495,208,876
Class A	Net assets	$27,661,027
	Shares outstanding	2,183,343
	Net asset value per share	$12.67	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($12.67/0.9675)	$13.10	(b)
Class B	Net assets	$403,079
	Shares outstanding	31,816
	Net asset value and offering price per share	$12.67	(a)
Class C	Net assets	$16,722,486
	Shares outstanding	1,319,959
	Net asset value and offering price per share	$12.67	(a)
Class Z	Net assets	$450,422,284
	Shares outstanding	35,552,977
	Net asset value, offering and redemption price per share	$12.67

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

17

Statement of Operations – Columbia Oregon Intermediate Municipal Bond Fund
For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	13,365
	Dividends from affiliates	6,814
	Interest	19,269,940
	Total Investment Income	19,290,119
Expenses	Investment advisory fee	2,315,707
	Distribution fee:
	Class B	3,593
	Class C	106,004
	Service fee:
	Class A	52,212
	Class B	1,198
	Class C	35,335
	Transfer agent fee	243,653
	Pricing and bookkeeping fees	146,534
	Trustees' fees	36,883
	Custody fee	19,028
	Chief compliance officer expenses	1,041
	Other expenses	218,939
	Total Expenses	3,180,127
	Fees waived or expenses reimbursed by investment advisor	(512,036)
	Fees waived by distributor—Class C	(49,469)
	Expense reductions	(2)
	Net Expenses	2,618,620
	Net Investment Income	16,671,499
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	997,849
	Net change in unrealized appreciation (depreciation) on investments	18,044,173
	Net Gain	19,042,022
	Net Increase Resulting from Operations	35,713,521

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets – Columbia Oregon Intermediate Municipal Bond Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	16,671,499	16,323,054
	Net realized gain (loss) on investments	997,849	(68,972)
	Net change in unrealized appreciation (depreciation) on investments	18,044,173	3,804,182
	Net increase resulting from operations	35,713,521	20,058,264
Distributions to Shareholders	From net investment income:
	Class A	(701,103)	(455,891)
	Class B	(12,721)	(17,932)
	Class C	(419,059)	(299,764)
	Class Z	(15,520,849)	(15,530,146)
	Total distributions to shareholders	(16,653,732)	(16,303,733)
	Net Capital Stock Transactions	32,393,745	40,028,648
	Increase from regulatory settlements	—	182,996
	Total increase in net assets	51,453,534	43,966,175
Net Assets	Beginning of period	443,755,342	399,789,167
	End of period	495,208,876	443,755,342
	Undistributed net investment income at end of period	464,202	458,365

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets (continued) – Columbia Oregon Intermediate Municipal Bond Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,365,372	16,826,691	645,220	7,740,369
Distributions reinvested	35,415	437,050	27,514	328,090
Redemptions	(491,768)	(6,052,905)	(244,240)	(2,938,693)
Net increase	909,019	11,210,836	428,494	5,129,766
Class B
Subscriptions	1,765	21,655	12,812	151,232
Distributions reinvested	632	7,786	1,103	13,131
Redemptions	(23,259)	(285,419)	(8,431)	(100,630)
Net increase (decrease)	(20,862)	(255,978)	5,484	63,733
Class C
Subscriptions	432,297	5,330,213	344,664	4,130,110
Distributions reinvested	17,321	213,880	10,716	127,847
Redemptions	(60,819)	(750,119)	(74,243)	(878,119)
Net increase	388,799	4,793,974	281,137	3,379,838
Class Z
Subscriptions	4,601,517	56,748,918	4,984,227	59,336,743
Distributions reinvested	919,244	11,343,381	969,877	11,543,269
Redemptions	(4,174,921)	(51,447,386)	(3,322,767)	(39,424,701)
Net increase	1,345,840	16,644,913	2,631,337	31,455,311

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$12.17		$12.07		$12.02		$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.41		0.45		0.46		0.46	0.45
Net realized and unrealized gain (loss) on investments and futures contracts	0.51		0.09		0.05		(0.23)	(0.20)
Total from investment operations	0.92		0.54		0.51		0.23	0.25
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.45)		(0.46)		(0.45)	(0.46)
Increase from regulatory settlements	—		0.01		—		—	—
Net Asset Value, End of Period	$12.67		$12.17		$12.07		$12.02	$12.24
Total return (b)	7.68	%(c)	4.70	%(c)	4.31	%(c)	1.92%	2.05	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.78%		0.75%		0.77%		0.88%	0.89%
Waiver/Reimbursement	0.11%		0.14%		0.10%		—	—	%(e)
Net investment income (d)	3.35%		3.74%		3.78%		3.73%	3.72%
Portfolio turnover rate	12%		8%		5%		16%	2%
Net assets, end of period (000s)	$27,661		$15,507		$10,210		$5,519	$6,507

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$12.17		$12.07		$12.02		$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.33		0.36		0.37		0.36	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.49		0.09		0.05		(0.22)	(0.22)
Total from investment operations	0.82		0.45		0.42		0.14	0.15
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.36)		(0.37)		(0.36)	(0.36)
Increase from regulatory settlements	—		0.01		—		—	—
Net Asset Value, End of Period	$12.67		$12.17		$12.07		$12.02	$12.24
Total return (b)	6.88	%(c)	3.92	%(c)	3.56	%(c)	1.16%	1.29	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.53%		1.50%		1.52%		1.63%	1.64%
Waiver/Reimbursement	0.11%		0.14%		0.10%		—	—	%(e)
Net investment income (d)	2.66%		3.02%		3.08%		2.98%	3.00%
Portfolio turnover rate	12%		8%		5%		16%	2%
Net assets, end of period (000s)	$403		$641		$570		$842	$913

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.17	$12.07	$12.02	$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.37	0.40	0.41	0.40	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.50	0.09	0.05	(0.21)	(0.21)
Total from investment operations	0.87	0.49	0.46	0.19	0.20
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.40)	(0.41)	(0.41)	(0.41)
Increase from regulatory settlements	—	0.01	—	—	—
Net Asset Value, End of Period	$12.67	$12.17	$12.07	$12.02	$12.24
Total return (b)(c)	7.25%	4.28%	3.88%	1.52%	1.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.18%	1.15%	1.17%	1.28%	1.29%
Waiver/Reimbursement	0.46%	0.49%	0.45%	0.35%	0.35%
Net investment income (d)	2.96%	3.34%	3.36%	3.33%	3.33%
Portfolio turnover rate	12%	8%	5%	16%	2%
Net assets, end of period (000s)	$16,722	$11,332	$7,847	$1,097	$616

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$12.17		$12.07		$12.02		$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.45		0.48		0.49		0.49	0.49
Net realized and unrealized gain (loss) on investments and futures contracts	0.50		0.09		0.05		(0.23)	(0.21)
Total from investment operations	0.95		0.57		0.54		0.26	0.28
Less Distributions to Shareholders:
From net investment income	(0.45)		(0.48)		(0.49)		(0.48)	(0.49)
Increase from regulatory settlements	—		0.01		—		—	—
Net Asset Value, End of Period	$12.67		$12.17		$12.07		$12.02	$12.24
Total return (b)	7.95	%(c)	4.96	%(c)	4.59	%(c)	2.18%	2.31	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.53%		0.50%		0.52%		0.63%	0.64%
Waiver/Reimbursement	0.11%		0.14%		0.10%		—	—	%(e)
Net investment income (d)	3.63%		4.02%		4.07%		3.98%	3.99%
Portfolio turnover rate	12%		8%		5%		16%	2%
Net assets, end of period (000s)	$450,422		$416,275		$381,162		$368,292	$380,653

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Oregon Intermediate Municipal Bond Fund
August 31, 2010

Note 1. Organization

Columbia Oregon Intermediate Municipal Bond Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest

25

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2010

priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that specific class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

26

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2010

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(11,930)	$11,930	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31,
Distributions paid from	2010	2009
Tax-Exempt Income	$16,606,638	$16,013,698
Ordinary Income*	47,094	290,035

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$781,164	$784,781	$31,345,489

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$32,486,923
Unrealized depreciation	(1,141,434)
Net unrealized appreciation	$31,345,489

27

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2010

Capital loss carryforwards of $88,245 were utilized during the year ended August 31, 2010. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee at the annual rate of 0.50% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The

28

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2010

Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $6,342 and net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $99 and $2,134, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed the annual rate of 0.65% of the average daily net assets of the Class C shares of the Fund. This arrangement may be modified or terminated by the New Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's

29

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2010

shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.55% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. For the period January 1, 2010 to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner. Prior to January 1, 2010, Columbia contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the annual rate of 0.50% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA (formerly Columbia) Tax-Exempt Reserves, formerly an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $2 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $84,641,721 and $54,274,384, respectively.

Note 7. Regulatory Settlements

During the year ended August 31, 2009, the Fund received payments totaling $182,996 relating to certain regulatory settlements with third parties that the Fund had participated in during the twelve month period. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate

30

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2010

per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 14.5% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at August 31, 2010, invested in debt obligations issued by Oregon and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

31

Columbia Oregon Intermediate Municipal Bond Fund, August 31, 2010

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Oregon Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Oregon Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2010

33

Federal Income Tax Information (Unaudited) – Columbia Oregon Intermediate
Municipal Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended August 31, 2010, $824,020, or, if subsequently determined to be different, the net capital gain of such year.

99.72% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds); Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

35

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

36

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

38

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

39

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

40

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

41

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
276,247,987	25,270,610	13,658,490	27,909,644

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
263,609,745	36,179,487	15,387,917	27,909,582

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

42

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Oregon Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

45

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Oregon Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1636 A (10/10)

Columbia Conservative High Yield Fund

Annual Report for the Period Ended August 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	17

Statement of Operations	19

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	37

Fund Governance	38

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	43

Shareholder Meeting Results	45

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Conservative High Yield Fund

Summary

■  For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 15.88% without sales charge.

■  The fund underperformed its benchmark, the JPMorgan Developed BB High Yield Index1, and underperformed the average return of the funds in its peer group, the Lipper High Current Yield Funds Classification.2

■  Lower-quality credits were the best performers during the period, placing conservatively run funds at a competitive disadvantage.

Portfolio Management

Brian Lavin has managed the fund since May 2010 and has been associated with the advisor since 1994.

On May 1, 2010, the fund's management team changed, and Brian Lavin took over as portfolio manager.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/2010

+15.88%

Class A shares (without sale charge)

+17.68%

JPMorgan Developed BB High Yield Index

1

Economic Update – Columbia Conservative High Yield Fund

Summary

For the 12-month period that ended August 31, 2010

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive for the period, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2

Economic Update (continued) – Columbia Conservative High Yield Fund

Municipal Bond Index2 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index3 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished during the early summer. The S&P 500 Index returned 4.91% for the 12-month period.4 Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),5 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)6 returned 18.02% (net of dividends, in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

2The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

3The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

6The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class Y	0.68
Class Z	0.80

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	16,453	15,669
Class B	15,502	15,502
Class C	15,650	15,650
Class Y	16,809	n/a
Class Z	16,785	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/93
Sales charge	without	with	without	with	without	with	without	without
1-year	15.88	10.43	15.02	10.02	15.19	14.19	16.30	16.16
5-year	4.60	3.59	3.83	3.52	3.98	3.98	4.89	4.86
10-year	5.11	4.59	4.48	4.48	4.58	4.58	5.33	5.32

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	15.01	9.48	14.17	9.17	14.33	13.33	15.42	15.29
5-year	5.34	4.33	4.56	4.25	4.71	4.71	5.63	5.60
10-year	5.41	4.89	4.78	4.78	4.88	4.88	5.64	5.62

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or expense reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, and Class C for periods during which Class Z share returns are included would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1993.

4

Understanding Your Expenses – Columbia Conservative High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.20	1,019.91	5.46	5.35	1.05
Class B	1,000.00	1,000.00	1,058.30	1,016.13	9.34	9.15	1.80
Class C	1,000.00	1,000.00	1,059.00	1,016.89	8.56	8.39	1.65
Class Y	1,000.00	1,000.00	1,064.10	1,021.76	3.55	3.48	0.68
Class Z	1,000.00	1,000.00	1,063.50	1,021.17	4.16	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period for Class C shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/10 ($)

Class A	7.64
Class B	7.64
Class C	7.64
Class Y	7.64
Class Z	7.64

Distributions declared per share

09/01/09 – 08/31/10 ($)

Class A	0.56
Class B	0.50
Class C	0.51
Class Y	0.58
Class Z	0.57

Portfolio quality

as of 08/31/10 (%)

AAA	5.1
BBB	8.9
BB	44.0
B	38.3
CCC	3.7

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

Maturity breakdown

as of 08/31/10 (%)

1–3 years	0.6
3–5 years	16.5
5–7 years	42.5
7–10 years	30.0
10–15 years	5.8
15–20 years	2.8
20–30 years	1.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, the fund's Class A shares returned 15.88% without sales charge. The fund's double-digit return reflected a positive environment for high-yield bonds throughout the period. The fund's benchmark, the JPMorgan Developed BB High Yield Index, returned 17.68%. The average return of the funds in its peer group, the Lipper High Current Yield Funds Classification, was 18.99%. Lower-quality credits tended to outperform higher-quality issues during the period, so the fund's conservative investment profile detracted somewhat from its performance relative to comparative measures.

A favorable environment for high-yield

The past 12 months were characterized by an improving economy, lower long-term interest rates and lower corporate default rates—altogether a favorable combination for the high-yield fixed-income market. Securities with CCC ratings performed especially well within this environment. However, their outperformance created an opportunity cost for the fund, whose prospectus limits investments of such low quality. An underweight in the technology and financial sectors also detracted from return, as both sectors outperformed the overall corporate market for the reporting period. We added to the fund's financial exposure as the period wore on, while simultaneously reducing a commitment to underperforming defensive sectors, such as cable and utilities. This move aided performance in the later months of the period.

Occasional concerns over foreign market debt

The most significant challenges to the fixed-income markets during the period came from overseas. Concerns about European sovereign debt led to a significant market contraction in the spring, while Chinese consumer consumption became a closely-watched statistic because of its potential impact on global growth. At home, debates raged about the impact of financial regulation, creating episodes of confusion and uncertainty in the otherwise healthy marketplace. Yet, these occasional macroeconomic challenges did not impair the fundamental health of the high-yield market. In particular, high-yield issuers enjoyed an access to capital that had all but vanished during the financial crisis of 2008 and 2009, the most significant result being a sharp reduction in the corporate default rate, a key statistic for high-yield valuations.

Looking ahead

We remain constructive in our outlook for the high-yield asset class. Our optimism is based on the expectation of moderate economic growth, a gradual improvement in the employment and housing markets and adequate levels of liquidity for corporate issuers. In addition, high-yield issuers have been able to refinance or extend their maturity schedules over the next several years, which makes us optimistic that the recent downward trend in default rates will continue or even accelerate. Finally, valuations remain attractive on a historical basis. The market strength of the past 12 months

6

Portfolio Manager's Report (continued) – Columbia Conservative High Yield Fund notwithstanding, high-yield investments continue to enjoy a meaningful yield advantage versus other fixed-income asset classes.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including greater price volatility and higher credit risk due to lower-quality debt securities, as well as prepayments, the credit quality of individual issuers and prepayments and changes in interest rates. When interest rates go up, bond prices typically go down and vice versa. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks.

The term "conservative" in the Columbia Conservative High Yield Fund's name, and as used in the discussion above, is intended to describe the fund's credit approach relative to other high-yield funds; the fund invests primarily in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's. These lower rated bonds, commonly referred to as "junk" bonds, are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. Also, changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

7

Investment Portfolio – Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes – 95.1%
	Par ($)	Value ($)
Basic Materials – 10.5%
Chemicals – 3.3%
Agricultural Chemicals – 0.6%
CF Industries, Inc.
6.875% 05/01/18	3,295,000	3,467,987
		3,467,987
Chemicals-Diversified – 2.0%
INEOS Finance PLC
9.000% 05/15/15 (a)	1,025,000	1,036,531
INVISTA
9.250% 05/01/12 (a)	2,289,000	2,314,752
Koppers, Inc.
7.875% 12/01/19	895,000	916,256
Lyondell Chemical Co.
8.000% 11/01/17 (a)	2,740,000	2,942,075
NOVA Chemicals Corp.
8.375% 11/01/16	860,000	879,350
8.625% 11/01/19	960,000	988,800
Solutia, Inc.
8.750% 11/01/17	2,345,000	2,509,150
		11,586,914
Chemicals-Plastics – 0.7%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.875% 02/01/18	4,475,000	4,139,375
		4,139,375
Chemicals Total		19,194,276
Forest Products & Paper – 3.6%
Paper & Related Products – 3.6%
Cascades, Inc.
7.750% 12/15/17	2,830,000	2,914,900
Clearwater Paper Corp.
10.625% 06/15/16	865,000	973,125
Domtar Corp.
10.750% 06/01/17	3,105,000	3,826,913
Georgia-Pacific LLC
8.000% 01/15/24	6,685,000	7,353,500
PE Paper Escrow GmbH
12.000% 08/01/14 (a)	2,530,000	2,855,738
Westvaco Corp.
8.200% 01/15/30	2,305,000	2,564,764
		20,488,940
Forest Products & Paper Total		20,488,940
Iron/Steel – 0.9%
Steel-Producers – 0.9%
Russel Metals, Inc.
6.375% 03/01/14	3,390,000	3,339,150

	Par ($)	Value ($)
United States Steel Corp.
7.000% 02/01/18	2,100,000	2,110,500
		5,449,650
Iron/Steel Total		5,449,650
Metals & Mining – 2.7%
Diversified Minerals – 1.8%
Teck Resources Ltd.
10.750% 05/15/19	8,160,000	10,138,800
		10,138,800
Metal-Aluminum – 0.1%
Novelis, Inc.
7.250% 02/15/15	442,000	443,105
		443,105
Metal-Copper – 0.4%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	2,150,000	2,386,500
		2,386,500
Metal-Diversified – 0.4%
Vedanta Resources PLC
9.500% 07/18/18 (a)	2,330,000	2,446,500
		2,446,500
Metals & Mining Total		15,414,905
Basic Materials Total		60,547,771
Communications – 21.9%
Advertising – 0.6%
Advertising Agencies – 0.2%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	960,000	998,400
10.000% 07/15/17	465,000	534,750
		1,533,150
Advertising Services – 0.4%
inVentiv Health, Inc.
10.000% 08/15/18 (a)	2,300,000	2,248,250
		2,248,250
Advertising Total		3,781,400
Media – 5.4%
Broadcast Services/Programs – 0.7%
Liberty Media LLC
8.250% 02/01/30	4,240,000	4,028,000
		4,028,000

See Accompanying Notes to Financial Statements.

8

Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Cable TV – 2.4%
CSC Holdings LLC
8.500% 04/15/14	1,445,000	1,578,663
8.500% 06/15/15	3,200,000	3,472,000
DISH DBS Corp.
7.875% 09/01/19	6,115,000	6,374,887
Insight Communications Co., Inc.
9.375% 07/15/18 (a)	1,240,000	1,302,000
Mediacom LLC/Mediacom Capital Corp.
9.125% 08/15/19	1,205,000	1,205,000
		13,932,550
Multimedia – 0.6%
Entravision Communications Corp.
8.750% 08/01/17 (a)	3,310,000	3,310,000
		3,310,000
Radio – 1.4%
Salem Communications Corp.
9.625% 12/15/16	2,825,000	2,941,531
Sirius XM Radio, Inc.
8.750% 04/01/15 (a)	1,710,000	1,761,300
9.750% 09/01/15 (a)	3,090,000	3,360,375
		8,063,206
Television – 0.3%
Belo Corp.
8.000% 11/15/16	1,460,000	1,547,600
Sinclair Television Group, Inc.
9.250% 11/01/17 (a)	130,000	133,900
		1,681,500
Media Total		31,015,256
Telecommunication Services – 15.9%
Cellular Telecommunications – 5.4%
Cricket Communications, Inc.
7.750% 05/15/16	4,905,000	5,064,412
Digicel Group Ltd.
8.250% 09/01/17 (a)	4,370,000	4,539,338
Nextel Communications, Inc.
7.375% 08/01/15	11,645,000	11,528,550
NII Capital Corp.
10.000% 08/15/16	2,890,000	3,240,413
Wind Acquisition Finance SA
11.750% 07/15/17 (a)	5,474,000	6,021,400
12.000% 12/01/15 (a)	360,000	379,800
		30,773,913
Media – 0.9%
Quebecor Media, Inc.
7.750% 03/15/16	4,905,000	5,003,100
		5,003,100

	Par ($)	Value ($)
Satellite Telecommunications – 0.9%
Intelsat Corp.
9.250% 06/15/16	4,745,000	5,029,700
		5,029,700
Telecommunication Services – 1.7%
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (a)	1,495,000	1,495,000
ITC Deltacom, Inc.
10.500% 04/01/16	3,635,000	3,580,475
PAETEC Holding Corp.
8.875% 06/30/17	1,140,000	1,179,900
SBA Telecommunications, Inc.
8.250% 08/15/19	3,420,000	3,710,700
		9,966,075
Telephone-Integrated – 6.4%
Cincinnati Bell, Inc.
8.250% 10/15/17	2,925,000	2,866,500
Frontier Communications Corp.
7.875% 01/15/27	7,935,000	7,617,600
Level 3 Financing, Inc.
8.750% 02/15/17	3,165,000	2,682,338
9.250% 11/01/14	880,000	775,500
Qwest Communications International, Inc.
7.500% 02/15/14	3,035,000	3,091,906
Qwest Corp.
7.500% 10/01/14	5,155,000	5,741,381
7.500% 06/15/23	4,035,000	4,115,700
Sprint Capital Corp.
6.875% 11/15/28	1,165,000	972,775
Windstream Corp.
8.625% 08/01/16	8,820,000	9,106,650
		36,970,350
Wireless Equipment – 0.6%
Crown Castle International Corp.
9.000% 01/15/15	3,305,000	3,585,925
		3,585,925
Telecommunication Services Total		91,329,063
Communications Total		126,125,719
Consumer Cyclical – 12.5%
Auto Manufacturers – 0.0%
Auto-Medium & Heavy Duty Trucks – 0.0%
Oshkosh Corp.
8.500% 03/01/20	143,000	151,938
		151,938
Auto Manufacturers Total		151,938

See Accompanying Notes to Financial Statements.

9

Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Auto Parts & Equipment – 0.7%
Auto/Truck Parts & Equipment-Original – 0.7%
Accuride Corp.
9.500% 08/01/18 (a)	545,000	558,625
American Axle & Manufacturing Holdings, Inc.
9.250% 01/15/17 (a)	935,000	993,438
Lear Corp.
7.875% 03/15/18	1,730,000	1,790,550
8.125% 03/15/20	370,000	383,875
Tenneco, Inc.
7.750% 08/15/18 (a)	356,000	363,120
		4,089,608
Auto Parts & Equipment Total		4,089,608
Distribution/Wholesale – 0.4%
Distribution/Wholesale – 0.4%
McJunkin Red Man Corp.
9.500% 12/15/16 (a)	2,283,000	2,014,748
		2,014,748
Distribution/Wholesale Total		2,014,748
Entertainment – 1.1%
Casino Services – 0.1%
Tunica-Biloxi Gaming Authority
9.000% 11/15/15 (a)	1,100,000	983,125
		983,125
Gambling (Non-Hotel) – 1.0%
Boyd Gaming Corp.
7.125% 02/01/16	1,145,000	961,800
Pinnacle Entertainment, Inc.
8.625% 08/01/17	2,515,000	2,634,462
Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (a)	2,650,000	2,020,625
		5,616,887
Entertainment Total		6,600,012
Home Builders – 2.3%
Building-Residential/Commercial – 2.3%
D.R. Horton, Inc.
5.625% 09/15/14	2,865,000	2,814,862
5.625% 01/15/16	2,180,000	2,098,250
K Hovnanian Enterprises, Inc.
10.625% 10/15/16	2,340,000	2,269,800
KB Home
5.875% 01/15/15	5,110,000	4,688,425
Ryland Group, Inc.
8.400% 05/15/17	1,270,000	1,352,550
		13,223,887
Home Builders Total		13,223,887

	Par ($)	Value ($)
Home Furnishings – 0.2%
Home Furnishings – 0.2%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15	1,110,000	1,146,075
		1,146,075
Home Furnishings Total		1,146,075
Lodging – 4.7%
Casino Hotels – 2.0%
MGM Resorts International
13.000% 11/15/13	1,600,000	1,848,000
Penn National Gaming, Inc.
8.750% 08/15/19	3,215,000	3,359,675
Pokagon Gaming Authority
10.375% 06/15/14 (a)	1,885,000	1,955,687
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.875% 05/01/20	3,760,000	3,797,600
		10,960,962
Gambling (Non-Hotel) – 0.7%
Seminole Indian Tribe of Florida
6.535% 10/01/20 (a)	540,000	475,999
7.804% 10/01/20 (a)	3,895,000	3,655,458
		4,131,457
Hotels & Motels – 2.0%
Host Hotels & Resorts LP
6.750% 06/01/16	4,875,000	4,948,125
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	4,835,000	5,113,013
Wyndham Worldwide Corp.
6.000% 12/01/16	1,475,000	1,505,311
		11,566,449
Lodging Total		26,658,868
Retail – 2.6%
Retail-Apparel/Shoe – 0.8%
Limited Brands, Inc.
8.500% 06/15/19	3,990,000	4,508,700
		4,508,700
Retail-Drug Stores – 0.7%
Rite Aid Corp.
8.000% 08/15/20 (a)	1,550,000	1,540,312
9.750% 06/12/16	2,380,000	2,528,750
		4,069,062
Retail-Mail Order – 0.6%
QVC, Inc.
7.375% 10/15/20 (a)	885,000	898,275
7.500% 10/01/19 (a)	2,435,000	2,483,700
		3,381,975

See Accompanying Notes to Financial Statements.

10

Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Retail-Major Department Stores – 0.2%
Neiman Marcus Group, Inc.
PIK, 9.000% 10/15/15	1,074,000	1,087,425
		1,087,425
Retail-Toy Store – 0.3%
Toys R Us - Delaware, Inc.
7.375% 09/01/16 (a)(b)	1,051,000	1,061,510
Toys R Us Property Co., LLC
8.500% 12/01/17 (a)	1,000,000	1,040,000
		2,101,510
Retail Total		15,148,672
Storage/Warehousing – 0.5%
Storage/Warehousing – 0.5%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC
8.875% 03/15/18 (a)	2,640,000	2,778,600
		2,778,600
Storage/Warehousing Total		2,778,600
Consumer Cyclical Total		71,812,408
Consumer Non-Cyclical – 10.5%
Beverages – 0.3%
Beverages-Non-Alcoholic – 0.3%
Cott Beverages USA, Inc.
8.125% 09/01/18 (a)	775,000	797,281
Cott Beverages, Inc.
8.375% 11/15/17 (a)	895,000	936,394
		1,733,675
Beverages Total		1,733,675
Commercial Services – 3.2%
Commercial Services-Finance – 1.0%
Cardtronics, Inc.
8.250% 09/01/18	1,730,000	1,768,925
Interactive Data Corp.
10.250% 08/01/18 (a)	2,615,000	2,713,062
Trans Union LLC/TransUnion Financing Corp.
11.375% 06/15/18 (a)	800,000	870,000
		5,351,987
Private Corrections – 0.6%
Corrections Corp. of America
6.250% 03/15/13	280,000	282,800
7.750% 06/01/17	3,000,000	3,187,500
		3,470,300

	Par ($)	Value ($)
Rental Auto/Equipment – 1.5%
Hertz Corp.
8.875% 01/01/14	1,500,000	1,541,250
RSC Equipment Rental, Inc.
10.000% 07/15/17 (a)	2,225,000	2,425,250
United Rentals North America, Inc.
9.250% 12/15/19	2,100,000	2,231,250
10.875% 06/15/16	2,220,000	2,464,200
		8,661,950
Security Services – 0.1%
Garda World Security Corp.
9.750% 03/15/17 (a)	715,000	738,238
		738,238
Commercial Services Total		18,222,475
Food – 0.2%
Food-Miscellaneous/Diversified – 0.2%
Michael Foods, Inc.
9.750% 07/15/18 (a)	1,240,000	1,302,000
		1,302,000
Food Total		1,302,000
Healthcare Products – 0.3%
Medical Products – 0.3%
Biomet, Inc.
PIK, 10.375% 10/15/17	1,605,000	1,745,438
		1,745,438
Healthcare Products Total		1,745,438
Healthcare Services – 4.6%
Medical-Hospitals – 4.2%
Capella Healthcare, Inc.
9.250% 07/01/17 (a)	285,000	294,975
Community Health Systems, Inc.
8.875% 07/15/15	1,790,000	1,857,125
HCA, Inc.
9.250% 11/15/16	3,850,000	4,129,125
PIK,
9.625% 11/15/16	13,022,000	13,982,372
Select Medical Corp.
7.625% 02/01/15	1,435,000	1,352,488
Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc.
8.000% 02/01/18	1,000,000	981,250
8.000% 02/01/18 (a)	1,200,000	1,168,500
		23,765,835

See Accompanying Notes to Financial Statements.

11

Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Physical Therapy/Rehab Centers – 0.4%
Healthsouth Corp.
8.125% 02/15/20	2,440,000	2,467,450
		2,467,450
Healthcare Services Total		26,233,285
Household Products/Wares – 0.7%
Consumer Products-Miscellaneous – 0.7%
American Greetings Corp.
7.375% 06/01/16	1,820,000	1,842,750
Spectrum Brands Holdings, Inc.
9.500% 06/15/18 (a)	2,095,000	2,204,987
		4,047,737
Household Products/Wares Total		4,047,737
Pharmaceuticals – 1.2%
Medical-Drugs – 0.3%
Patheon, Inc.
8.625% 04/15/17 (a)	1,440,000	1,434,600
		1,434,600
Medical-Generic Drugs – 0.2%
Mylan, Inc.
7.875% 07/15/20 (a)	1,075,000	1,120,687
		1,120,687
Pharmacy Services – 0.5%
Omnicare, Inc.
7.750% 06/01/20	3,095,000	3,095,000
		3,095,000
Therapeutics – 0.2%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC
7.750% 09/15/18 (a)	1,165,000	1,182,475
		1,182,475
Pharmaceuticals Total		6,832,762
Consumer Non-Cyclical Total		60,117,372
Diversified – 0.9%
Diversified Holding Companies – 0.9%
Diversified Operations – 0.9%
Leucadia National Corp.
7.125% 03/15/17	2,325,000	2,330,813
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
7.750% 10/15/16 (a)	2,965,000	2,987,237
		5,318,050
Diversified Holding Companies Total		5,318,050
Diversified Total		5,318,050

	Par ($)	Value ($)
Energy – 13.0%
Coal – 1.5%
Coal – 1.5%
Arch Coal, Inc.
7.250% 10/01/20	188,000	190,820
Arch Western Finance LLC
6.750% 07/01/13	3,179,000	3,194,895
Consol Energy, Inc.
8.000% 04/01/17 (a)	1,605,000	1,693,275
8.250% 04/01/20 (a)	3,125,000	3,316,406
		8,395,396
Coal Total		8,395,396
Oil & Gas – 8.5%
Oil Companies-Exploration & Production – 8.5%
Anadarko Petroleum Corp.
6.375% 09/15/17	3,320,000	3,285,137
7.625% 03/15/14	5,645,000	6,068,996
Berry Petroleum Co.
8.250% 11/01/16	235,000	237,350
10.250% 06/01/14	395,000	435,488
Chesapeake Energy Corp.
6.625% 08/15/20	4,270,000	4,286,012
Cimarex Energy Co.
7.125% 05/01/17	3,610,000	3,736,350
Comstock Resources, Inc.
8.375% 10/15/17	1,310,000	1,339,475
Concho Resources, Inc.
8.625% 10/01/17	1,500,000	1,567,500
Forest Oil Corp.
8.500% 02/15/14	6,465,000	6,869,062
Hilcorp Energy I LP/Hilcorp Finance Co.
7.750% 11/01/15 (a)	2,555,000	2,586,937
Newfield Exploration Co.
6.875% 02/01/20	1,660,000	1,730,550
PetroHawk Energy Corp.
7.250% 08/15/18 (a)	1,325,000	1,315,063
7.875% 06/01/15	2,390,000	2,479,625
Pioneer Natural Resources Co.
7.500% 01/15/20	230,000	247,107
QEP Resources, Inc.
6.875% 03/01/21	1,970,000	2,053,725
Quicksilver Resources, Inc.
7.125% 04/01/16	1,528,000	1,466,880
8.250% 08/01/15	850,000	867,000
Range Resources Corp.
6.750% 08/01/20	1,665,000	1,677,488
7.500% 05/15/16	1,765,000	1,835,600
8.000% 05/15/19	835,000	893,450

See Accompanying Notes to Financial Statements.

12

Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
SandRidge Energy, Inc.
PIK, 8.625% 04/01/15	1,609,000	1,538,606
Southwestern Energy Co.
7.500% 02/01/18	2,310,000	2,604,525
		49,121,926
Oil & Gas Total		49,121,926
Oil & Gas Services – 0.7%
Oil-Field Services – 0.7%
American Petroleum Tankers LLC/AP Tankers Co.
10.250% 05/01/15 (a)	855,000	865,688
Expro Finance Luxembourg SCA
8.500% 12/15/16 (a)	3,320,000	3,104,200
		3,969,888
Oil & Gas Services Total		3,969,888
Pipelines – 2.3%
Pipelines – 2.3%
El Paso Corp.
6.875% 06/15/14	750,000	793,592
7.250% 06/01/18	3,420,000	3,664,010
7.750% 01/15/32	1,865,000	1,877,359
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	4,400,000	4,433,000
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13	280,000	292,600
9.375% 06/01/16 (a)	845,000	916,825
Southern Star Central Corp.
6.750% 03/01/16	545,000	549,088
Williams Companies, Inc.
7.875% 09/01/21	685,000	831,897
		13,358,371
Pipelines Total		13,358,371
Energy Total		74,845,581
Financials – 10.8%
Banks – 2.9%
Commercial Banks-Eastern U.S. – 2.0%
CIT Group, Inc.
7.000% 05/01/17	12,045,000	11,326,058
		11,326,058
Diversified Financial Services – 0.9%
Capital One Capital IV
6.745% 02/17/37 (02/17/32) (b)(c)	2,185,000	2,081,213

	Par ($)	Value ($)
Capital One Capital V
10.250% 08/15/39	3,160,000	3,412,800
		5,494,013
Banks Total		16,820,071
Diversified Financial Services – 6.0%
Finance-Auto Loans – 3.4%
Ally Financial, Inc.
7.500% 09/15/20 (a)	1,690,000	1,673,100
8.000% 03/15/20 (a)	6,335,000	6,493,375
8.000% 11/01/31	2,305,000	2,270,425
Ford Motor Credit Co., LLC
6.625% 08/15/17	3,150,000	3,201,572
8.000% 12/15/16	5,635,000	6,119,243
		19,757,715
Finance-Consumer Loans – 0.9%
American General Finance Corp.
4.875% 07/15/12	340,000	309,825
6.900% 12/15/17	5,900,000	4,572,500
		4,882,325
Finance-Investment Banker/Broker – 0.5%
E*Trade Financial Corp.
7.375% 09/15/13	555,000	527,250
7.875% 12/01/15	2,705,000	2,556,225
		3,083,475
Finance-Leasing Company – 0.7%
International Lease Finance Corp.
8.750% 03/15/17 (a)	1,800,000	1,815,750
8.875% 09/01/17	2,250,000	2,266,875
		4,082,625
Finance-Other Services – 0.5%
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
8.250% 09/01/17 (a)	2,820,000	2,795,325
		2,795,325
Diversified Financial Services Total		34,601,465
Insurance – 1.3%
Life/Health Insurance – 0.3%
Provident Companies, Inc.
7.000% 07/15/18	1,435,000	1,558,532
		1,558,532
Multi-Line Insurance – 0.5%
ING Groep NV
5.775% 12/29/49 (12/08/15) (b)(c)	3,610,000	2,969,225
		2,969,225

See Accompanying Notes to Financial Statements.

13

Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Property/Casualty Insurance – 0.5%
Crum & Forster Holdings Corp.
7.750% 05/01/17	2,935,000	3,034,056
		3,034,056
Insurance Total		7,561,813
Investment Companies – 0.6%
Investment Companies – 0.6%
Offshore Group Investments Ltd.
11.500% 08/01/15 (a)	3,420,000	3,411,450
		3,411,450
Investment Companies Total		3,411,450
Financials Total		62,394,799
Industrials – 8.6%
Aerospace & Defense – 1.1%
Aerospace/Defense – 0.4%
Esterline Technologies Corp.
7.000% 08/01/20 (a)	145,000	147,537
Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17	1,900,000	1,961,750
		2,109,287
Electronics-Military – 0.7%
L-3 Communications Corp.
6.375% 10/15/15	3,845,000	3,936,319
		3,936,319
Aerospace & Defense Total		6,045,606
Building Materials – 0.7%
Building & Construction Products-Miscellaneous – 0.7%
Gibraltar Industries, Inc.
8.000% 12/01/15	1,090,000	1,043,675
Owens Corning
6.500% 12/01/16	2,920,000	3,127,379
		4,171,054
Building Materials Total		4,171,054
Electrical Components & Equipment – 0.9%
Wire & Cable Products – 0.9%
Belden, Inc.
7.000% 03/15/17	4,245,000	4,266,225
WireCo WorldGroup
9.500% 05/15/17 (a)	1,140,000	1,148,550
		5,414,775
Electrical Components & Equipment Total		5,414,775

	Par ($)	Value ($)
Electronics – 0.4%
Electronic Components-Miscellaneous – 0.4%
Flextronics International Ltd.
6.250% 11/15/14	2,189,000	2,221,835
		2,221,835
Electronics Total		2,221,835
Environmental Control – 0.5%
Hazardous Waste Disposal – 0.5%
Clean Harbors, Inc.
7.625% 08/15/16	2,945,000	3,018,625
		3,018,625
Environmental Control Total		3,018,625
Machinery-Construction & Mining – 0.6%
Machinery-Construction & Mining – 0.6%
Terex Corp.
8.000% 11/15/17	3,285,000	3,137,175
		3,137,175
Machinery-Construction & Mining Total		3,137,175
Machinery-Diversified – 1.3%
Machinery-Farm – 0.6%
Case New Holland, Inc.
7.875% 12/01/17 (a)	3,372,000	3,549,030
		3,549,030
Machinery-General Industry – 0.7%
CPM Holdings, Inc.
10.625% 09/01/14 (a)	1,065,000	1,150,200
Manitowoc Co., Inc.
7.125% 11/01/13	2,530,000	2,530,000
		3,680,200
Machinery-Diversified Total		7,229,230
Miscellaneous Manufacturing – 0.3%
Diversified Manufacturing Operators – 0.3%
SPX Corp.
6.875% 09/01/17 (a)	1,798,000	1,851,940
		1,851,940
Miscellaneous Manufacturing Total		1,851,940
Packaging & Containers – 1.4%
Containers-Metal/Glass – 1.0%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	3,100,000	3,216,250
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (a)	2,210,000	2,359,175
		5,575,425

See Accompanying Notes to Financial Statements.

14

Columbia Conservative High Yield Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Containers-Paper/Plastic – 0.4%
Graphic Packaging International, Inc.
9.500% 06/15/17	2,407,000	2,563,455
		2,563,455
Packaging & Containers Total		8,138,880
Transportation – 1.4%
Transportation-Railroad – 0.8%
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14	2,500,000	2,568,750
RailAmerica, Inc.
9.250% 07/01/17	1,724,000	1,870,540
		4,439,290
Transportation-Services – 0.6%
Bristow Group, Inc.
7.500% 09/15/17	3,635,000	3,635,000
		3,635,000
Transportation Total		8,074,290
Industrials Total		49,303,410
Technology – 0.8%
Semiconductors – 0.4%
Electronic Components-Semiconductors – 0.4%
Amkor Technology, Inc.
9.250% 06/01/16	1,100,000	1,163,250
Freescale Semiconductor, Inc.
9.250% 04/15/18 (a)	1,215,000	1,218,037
		2,381,287
Semiconductors Total		2,381,287
Software – 0.4%
Data Processing/Management – 0.4%
First Data Corp.
8.875% 08/15/20 (a)	2,250,000	2,255,625
		2,255,625
Software Total		2,255,625
Technology Total		4,636,912
Utilities – 5.6%
Electric – 5.0%
Electric-Generation – 1.3%
Edison Mission Energy
7.000% 05/15/17	1,405,000	958,913
Intergen NV
9.000% 06/30/17 (a)	6,255,000	6,427,012
		7,385,925

	Par ($)	Value ($)
Electric-Integrated – 1.9%
Calpine Construction Finance Co. LP
8.000% 06/01/16 (a)	3,205,000	3,365,250
CMS Energy Corp.
6.875% 12/15/15	2,380,000	2,632,242
Energy Future Holdings Corp.
10.000% 01/15/20 (a)	2,075,000	1,998,231
Ipalco Enterprises, Inc.
7.250% 04/01/16 (a)	2,405,000	2,513,225
		10,508,948
Independent Power Producer – 1.8%
Dynegy Holdings, Inc.
7.750% 06/01/19	2,570,000	1,657,650
NRG Energy, Inc.
7.375% 02/01/16	8,755,000	8,820,663
		10,478,313
Electric Total		28,373,186
Gas – 0.6%
Gas-Distribution – 0.6%
Centerpoint Energy, Inc.
5.950% 02/01/17	3,185,000	3,575,312
		3,575,312
Gas Total		3,575,312
Utilities Total		31,948,498
Total Corporate Fixed-Income Bonds & Notes (cost of $513,812,533)		547,050,520
Short-Term Obligation – 0.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 07/14/14, market value $2,695,063 (repurchase proceeds $2,639,014)	2,639,000	2,639,000
Total Short-Term Obligation (cost of $2,639,000)		2,639,000
Total Investments – 95.6% (cost of $516,451,533)(d)		549,689,520
Other Assets & Liabilities, Net – 4.4%		25,411,237
Net Assets – 100.0%		575,100,757

See Accompanying Notes to Financial Statements.

15

Columbia Conservative High Yield Fund

August 31, 2010

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, these securities, which are not illiquid, amounted to $137,117,073, which represents 23.8% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2010.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  Cost for federal income tax purposes is $517,114,871.

Significant observable inputs (level 2 measurements), including quoted prices for similar securities, interest rates, prepayment speeds and others, were used in determining value for all securities in the Fund's portfolio as of August 31, 2010.

Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The following table reconciles asset balances for the twelve months ending August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of August 31, 2010
Corporate Fixed-Income Bonds & Notes
Consumer Cyclical	$—	$—	$108,221	$—	$2,860,050	$(2,968,271)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the asset allocation of the fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Communications	21.9
Energy	13.0
Consumer Cyclical	12.5
Financials	10.8
Basic Materials	10.5
Consumer Non-Cyclical	10.5
Industrials	8.6
Utilities	5.6
Diversified	0.9
Technology	0.8
95.1
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	4.4
100.0

Acronym	Name
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities – Columbia Conservative High Yield Fund
August 31, 2010

		($)
Assets	Total investments, at identified cost	516,451,533
	Total investments, at value	549,689,520
	Cash	1,051,903
	Receivable for:
	Investments sold	17,808,424
	Fund shares sold	663,525
	Interest	10,067,300
	Foreign tax reclaims	6,138
	Expense reimbursement due from investment advisor	260
	Trustees' deferred compensation plan	64,181
	Prepaid expenses	11,736
	Total Assets	579,362,987
Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	1,051,000
	Fund shares repurchased	1,019,855
	Distributions	1,682,132
	Investment advisory fee	293,143
	Pricing and bookkeeping fees	13,082
	Transfer agent fee	6,725
	Trustees' fees	42
	Custody fee	1,915
	Distribution and service fees	66,746
	Chief compliance officer expenses	203
	Trustees' deferred compensation plan	64,181
	Other liabilities	63,206
	Total Liabilities	4,262,230
	Net Assets	575,100,757
Net Assets Consist of	Paid-in capital	664,999,789
	Accumulated net investment loss	(681,204)
	Accumulated net realized loss	(122,455,815)
	Net unrealized appreciation (depreciation) on investments	33,237,987
	Net Assets	575,100,757

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities (continued) – Columbia Conservative High Yield Fund
August 31, 2010

Class A	Net assets	$76,440,445
	Shares outstanding	10,004,762
	Net asset value per share	$7.64	(a)(b)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.64/0.9525)	$8.02	(c)
Class B	Net assets	$23,869,591
	Shares outstanding	3,124,073
	Net asset value and offering price per share	$7.64	(a)(b)
Class C	Net assets	$30,462,811
	Shares outstanding	3,987,140
	Net asset value and offering price per share	$7.64	(a)(b)
Class Y	Net assets	$13,782,708
	Shares outstanding	1,803,945
	Net asset value and offering price per share	$7.64	(b)
Class Z	Net assets	$430,545,202
	Shares outstanding	56,352,030
	Net asset value and offering price per share	$7.64	(b)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia Conservative High Yield Fund
For the Year Ended August 31, 2010

		($)
Investment Income	Interest	48,974,280
Expenses	Investment advisory fee	3,490,532
	Distribution fee:
	Class B	201,880
	Class C	228,387
	Service fee:
	Class A	196,986
	Class B	67,293
	Class C	76,129
	Transfer agent fee:
	Class A, Class B, Class C and Class Z	678,232
	Class Y	106
	Pricing and bookkeeping fees	145,227
	Trustees' fees	40,057
	Custody fee	20,825
	Chief compliance officer expenses	1,226
	Other expenses	321,863
	Total Expenses	5,468,743
	Fees waived by distributor—Class C	(45,677)
	Expense reductions	(186)
	Net Expenses	5,422,880
	Net Investment Income	43,551,400
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain on:
	Investments	17,588,478
	Foreign currency transactions and forward foreign currency exchange contracts	319,879
	Net realized gain	17,908,357
	Net change in unrealized appreciation (depreciation) on:
	Investments	26,235,932
	Foreign currency translations and forward foreign currency exchange contracts	38,335
	Net change in unrealized appreciation (depreciation)	26,274,267
	Net Gain	44,182,624
	Net Increase Resulting from Operations	87,734,024

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia Conservative High Yield Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)(a)(b)
Operations	Net investment income	43,551,400	38,137,345
	Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and credit default swap contracts	17,908,357	(76,021,590)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and credit default swap contracts	26,274,267	43,385,562
	Net increase resulting from operations	87,734,024	5,501,317
Distributions to Shareholders	From net investment income:
	Class A	(5,880,290)	(4,836,008)
	Class B	(1,808,226)	(2,089,701)
	Class C	(2,086,523)	(1,576,170)
	Class Y	(1,279,329)	(140,707)
	Class Z	(33,650,377)	(30,149,732)
	Total distributions to shareholders	(44,704,745)	(38,792,318)
	Net Capital Stock Transactions	(56,950,067)	49,489,148
	Increase from regulatory settlements	8,989	97,269
	Total increase (decrease) in net assets	(13,911,799)	16,295,416
Net Assets	Beginning of period	589,012,556	572,717,140
	End of period	575,100,757	589,012,556
	Accumulated net investment loss, at end of period	(681,204)	(519,212)

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets (continued) – Columbia Conservative High Yield Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,860,465	28,813,552	7,347,134	47,177,159
Distributions reinvested	600,682	4,494,058	629,430	4,106,780
Redemptions	(5,423,122)	(40,369,210)	(6,015,382)	(39,077,085)
Net increase (decrease)	(961,975)	(7,061,600)	1,961,182	12,206,854
Class B
Subscriptions	102,860	764,206	308,521	1,950,860
Distributions reinvested	168,353	1,259,538	224,041	1,452,365
Redemptions	(1,307,919)	(9,763,847)	(1,390,908)	(9,027,660)
Net decrease	(1,036,706)	(7,740,103)	(858,346)	(5,624,435)
Class C
Subscriptions	759,283	5,664,873	1,788,700	11,592,043
Distributions reinvested	185,894	1,391,470	167,490	1,094,947
Redemptions	(1,098,381)	(8,227,442)	(840,135)	(5,421,856)
Net increase (decrease)	(153,204)	(1,171,099)	1,116,055	7,265,134
Class Y
Subscriptions	461,580	3,470,000	2,586,030	18,015,831
Distributions reinvested	42,328	317,398	3,202	22,730
Redemptions	(1,289,195)	(9,746,923)	—	—
Net increase (decrease)	(785,287)	(5,959,525)	2,589,232	18,038,561
Class Z
Subscriptions	15,746,735	117,876,079	24,712,911	158,824,736
Distributions reinvested	2,079,829	15,575,029	1,849,969	12,099,935
Redemptions	(22,624,203)	(168,468,848)	(23,662,625)	(153,321,637)
Net increase (decrease)	(4,797,639)	(35,017,740)	2,900,255	17,603,034

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through August 31, 2009.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.54	0.50		0.51	0.52		0.50
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.56	(0.50)		(0.50)	(0.13)		(0.32)
Total from investment operations	1.10	—		0.01	0.39		0.18
Less Distributions to Shareholders:
From net investment income	(0.56)	(0.51)		(0.52)	(0.54)		(0.53)
Increase from regulatory settlements	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)	15.88%	0.91%		0.07%	4.75%		2.16	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.05%	1.07%		1.07%	1.03%		0.97%
Interest expense	—	—	%(f)	—	—	%(f)	—
Net expenses (e)	1.05%	1.07%		1.07%	1.03%		0.97%
Waiver/Reimbursement	—	—		—	—		—	%(f)
Net investment income (e)	7.27%	7.68%		6.46%	6.25%		5.97%
Portfolio turnover rate	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$76,440	$77,820		$68,496	$103,769		$170,575

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.49	0.45		0.45	0.46		0.44
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.55	(0.50)		(0.50)	(0.13)		(0.32)
Total from investment operations	1.04	(0.05)		(0.05)	0.33		0.12
Less Distributions to Shareholders:
From net investment income	(0.50)	(0.46)		(0.46)	(0.48)		(0.47)
Increase from regulatory settlements	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)	15.02%	0.17%		(0.67)%	3.97%		1.40	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.80%	1.82%		1.82%	1.78%		1.72%
Interest expense	—	—	%(f)	—	—	%(f)	—
Net expenses (e)	1.80%	1.82%		1.82%	1.78%		1.72%
Waiver/Reimbursement	—	—		—	—		—	%(f)
Net investment income (e)	6.53%	6.96%		5.71%	5.50%		5.21%
Portfolio turnover rate	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$23,870	$29,525		$38,175	$50,577		$66,886

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.50	0.46		0.47	0.47		0.45
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.55	(0.50)		(0.51)	(0.13)		(0.32)
Total from investment operations	1.05	(0.04)		(0.04)	0.34		0.13
Less Distributions to Shareholders:
From net investment income	(0.51)	(0.47)		(0.47)	(0.49)		(0.48)
Increase from regulatory settlements	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)(d)	15.19%	0.31%		(0.52)%	4.13%		1.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.65%	1.67%		1.67%	1.63%		1.57%
Interest expense	—	—	%(f)	—	—	%(f)	—
Net expenses (e)	1.65%	1.67%		1.67%	1.63%		1.57%
Waiver/Reimbursement	0.15%	0.15%		0.15%	0.15%		0.15%
Net investment income (e)	6.66%	7.08%		5.88%	5.69%		5.37%
Portfolio turnover rate	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$30,463	$29,380		$23,003	$33,673		$11,653

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended August 31, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$7.10	$6.81
Income from Investment Operations:
Net investment income (b)	0.57	0.06
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.55	0.30
Total from investment operations	1.12	0.36
Less Distributions to Shareholders:
From net investment income	(0.58)	(0.07)
Increase from regulatory settlements	— (c)	—
Net Asset Value, End of Period	$7.64	$7.10
Total return (d)	16.30%	5.28	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.68%	0.65	%(g)
Interest expense	—	—	%(g)(h)
Net expenses (f)	0.68%	0.65	%(g)
Net investment income (f)	7.65%	6.92	%(g)
Portfolio turnover rate	65%	67	%(e)
Net assets, end of period (000s)	$13,783	$18,373

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.56	0.52		0.53	0.54		0.52
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.55	(0.50)		(0.50)	(0.13)		(0.32)
Total from investment operations	1.11	0.02		0.03	0.41		0.20
Less Distributions to Shareholders:
From net investment income	(0.57)	(0.53)		(0.54)	(0.56)		(0.55)
Increase from regulatory settlements	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)	16.16%	1.17%		0.32%	5.01%		2.42	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.80%	0.82%		0.82%	0.78%		0.72%
Interest expense	—	—	%(f)	—	—	%(f)	—
Net expenses (e)	0.80%	0.82%		0.82%	0.78%		0.72%
Waiver/Reimbursement	—	—		—	—		—	%(f)
Net investment income (e)	7.50%	7.94%		6.71%	6.49%		6.20%
Portfolio turnover rate	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$430,545	$433,915		$443,043	$614,168		$801,811

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Columbia Conservative High Yield Fund
August 31, 2010

Note 1. Organization

Columbia Conservative High Yield Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Fund Shares

The Trust may issue an unlimited number of shares and the Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be

27

Columbia Conservative High Yield Fund, August 31, 2010

different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the

28

Columbia Conservative High Yield Fund, August 31, 2010

senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

The value of additional securities received as an income payment is recorded as income and an increase to the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund.

29

Columbia Conservative High Yield Fund, August 31, 2010

Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from 988 transactions, proceeds from litigation settlements, expiring capital loss carryforwards, paydown reclassifications, and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$991,353	$8,552,745	$(9,544,098)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31,
	2010	2009
Ordinary Income*	$44,704,745	$38,792,318
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,560,824	$—	$32,574,649

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$35,745,937
Unrealized depreciation	(3,171,288)
Net unrealized appreciation	$32,574,649

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2014	$975,147
2015	22,859,341
2016	5,603,050
2017	40,533,191
2018	52,301,824
Total	$122,272,553

Capital loss carryforwards of $9,535,110 expired during the year ended August 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax

30

Columbia Conservative High Yield Fund, August 31, 2010

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund's effective investment advisory fee rate was 0.59% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also, prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

31

Columbia Conservative High Yield Fund, August 31, 2010

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The New Transfer Agent receives a monthly fee for its services. All share classes, with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)  An annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent also receives reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Prior to the Closing, Columbia Management Services, Inc. (the "Previous Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $10,688 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $-, $11,673 and $6,984, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

32

Columbia Conservative High Yield Fund, August 31, 2010

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The New Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined distribution and service fees do not exceed the annual rate of 0.85% of the average daily net assets of the Class C shares of the Fund. This arrangement may be modified or terminated by the New Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund's custodian, did not exceed 0.80% of the Fund's average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $186 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including forward contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign exchange rate risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held

33

Columbia Conservative High Yield Fund, August 31, 2010

that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended August 31, 2010, the Fund entered into 41 forward foreign currency exchange contracts.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Foreign Exchange Rate	$350,865	$(39,255)

Note 7. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $371,218,802 and $438,367,703, respectively.

Note 8. Regulatory Settlements

During the years ended August 31, 2010 and August 31, 2009, the Fund received payments totaling $8,989 and $97,269, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Columbia Conservative High Yield Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

34

Columbia Conservative High Yield Fund, August 31, 2010

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 35.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment-grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil

35

Columbia Conservative High Yield Fund, August 31, 2010

money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 12. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund). Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Conservative High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Conservative High Yield Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 25, 2010

37

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

38

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

39

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

41

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

42

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

43

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

44

Shareholder Meeting Results

Columbia Conservative High Yield Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
446,764,717	5,661,067	7,250,990	92,909,660

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
403,030,568	49,938,253	6,707,879	92,909,734

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

45

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Conservative High Yield Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Conservative High Yield Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1621 A (10/10)

Columbia Strategic Investor Fund

Annual Report for the Period Ended August 31, 2010

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/10

+5.00% Class A shares (without sales charge)

+5.55% Russell 1000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style Box™ is based on the Fund’s portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Summary

■	For the 12-month period that ended August 31, 2010, the fund’s Class A shares returned 5.00% without sales charge.

■	The fund’s return was slightly lower than the return of its benchmark, the Russell 1000 Index,[1] and the average return of the funds in its peer group, the Lipper Multi-Cap Core Funds Classification.[2]

Portfolio Management

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Gjester was associated with the fund’s previous advisor or its predecessors since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Patrikson was associated with the fund’s previous advisor or its predecessors since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Welter was associated with the fund’s previous advisor or its predecessors since 2006.

Mary-Ann Ward has co-managed the fund since April 2008 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Ward was associated with the fund’s previous advisor or its predecessors since 1997.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Strategic Investor Fund

Summary

For the 12-month period that ended August 31, 2010

■

The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

4.91%	18.02%

■

Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

9.18%	17.68%

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market — another bellwether for the consumer sector — showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive for the period, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized — a key measure of the health of the manufacturing sector.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market’s earlier gains vanished during the early summer. The S&P 500 Index1 returned 4.91% for the 12-month period. Outside the United States, stock

2

Economic Update (continued) – Columbia Strategic Investor Fund market returns were mixed. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 18.02% (net of dividends, in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend Municipal Bond Index5 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index6 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board kept a key short-term interest rate — the federal funds rate — close to zero.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]

The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

[6]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.39
Class B	2.14
Class C	2.14
Class Y	0.87
Class Z	1.31

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	15.28
Class B	14.71
Class C	14.71
Class Y	15.32
Class Z	15.32

Distributions declared per share

09/01/09 – 08/31/10 ($)
Class A	0.07
Class B	0.01
Class C	0.01
Class Y	0.13
Class Z	0.10

Performance of a $10,000 investment 11/09/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/09/00 – 08/31/10 ($)
Sales charge	without	with
Class A	21,892	20,635
Class B	20,621	20,621
Class C	20,621	20,621
Class Y	22,373	n/a
Class Z	22,330	n/a

Average annual total return as of 08/31/10 (%)
Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	11/09/00
Sales charge	without	with	without	with	without	with	without	without
1-year	5.00	–1.03	4.26	–0.74	4.18	3.18	5.51	5.31
5-year	0.04	–1.14	–0.70	–0.99	–0.71	–0.71	0.33	0.29
Life	8.32	7.67	7.66	7.66	7.66	7.66	8.56	8.54

Average annual total return as of 09/30/10 (%)
Share class	A		B		C		Y	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	10.61	4.26	9.80	4.80	9.73	8.73	11.04	10.90
5-year	1.95	0.75	1.20	0.90	1.19	1.19	2.24	2.20
Life	9.42	8.77	8.76	8.76	8.76	8.76	9.67	9.65

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class Y share performance information includes the performance of Class Z shares for periods prior to its inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees.

4

Understanding Your Expenses – Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	950.80	1,018.90	6.15	6.36	1.25
Class B	1,000.00	1,000.00	947.80	1,015.12	9.82	10.16	2.00
Class C	1,000.00	1,000.00	947.20	1,015.12	9.82	10.16	2.00
Class Y	1,000.00	1,000.00	953.30	1,021.07	4.04	4.18	0.82
Class Z	1,000.00	1,000.00	952.70	1,020.16	4.92	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 5 equity sectors

as of 08/31/10 ($)
Information Technology	18.8
Financials	15.5
Energy	13.4
Industrials	12.1
Consumer Discretionary	11.9

Top 10 holdings

as of 08/31/10 ($)
JPMorgan	2.1
Apple	2.1
International Business Machines	2.0
Bank of America	1.8
Wells Fargo	1.8
Microsoft	1.7
Exxon Mobil	1.6
Hewlett Packard	1.6
Merck	1.4
Philip Morris	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, the fund’s Class A shares returned 5.00% without sales charge. The fund’s benchmark, the Russell 1000 Index, returned 5.55%, and the average return of the funds in its peer group, the Lipper Multi-Cap Core Funds Classification, was 5.20%. Stock selection was the primary driver of fund returns over the period.

Stock selection drove performance

For the period, the fund’s relative performance was primarily the result of stock selection. In the industrials, health care and financials sectors, stock selection detracted from relative performance. Within industrials, Barnes Group, Huron Consulting (0.4% and 0.4% of net assets, respectively) and Orion Marine Group were among the period’s disappointments. We sold Orion Marine Group before the end of the period. In health care, Auxilium Pharmaceutical, Baxter International and NuVasive (0.3% of net assets) were among the negative performers. We sold Auxilium and Baxter. Financial stocks came under pressure during the period, and we lost ground relative to the index with a number of positions, including MB Financial (0.4% of net assets), Charles Schwab and TD Ameritrade. Both Schwab and Ameritrade were sold. In addition, stock selection in materials and utilities weighed on relative performance.

On the positive side, the energy sector delivered solid performance relative to the benchmark during the period. Standouts within energy were Carbo Ceramics (sold during the period), Cimarex (0.7% of net assets) and Smith International, which was acquired by Schlumberger (1.2% of net assets) during the period. The technology sector also delivered favorable relative performance. Among the names that benefited the fund were Advanced Energy, which was sold during the period, as well as Tibco Software and VanceInfo Technologies (0.5% and 0.4% of net assets, respectively). In the consumer discretionary and consumer staples sectors, relative performance benefited from holdings such as Las Vegas Sands, Jo-Ann Stores, and Hypermarcas (0.9%, 0.9%, and 0.9% of net assets, respectively).

Looking ahead

We believe that the U.S. economy will continue to advance at a modest pace, as a deleveraging consumer, joblessness and a still-fragile housing market dampen the rate of growth relative to past recoveries. Nonetheless, we do not expect the economy to slide back into recession. Against this backdrop, we believe that we have the potential to continue to find attractive investment opportunities, although selectivity is key. We expect emerging markets to benefit from an expanding middle class. As a result, we maintain our long-held belief in the attractive growth potential for these parts of the world, and we continue to seek investments that directly or indirectly benefit from this trend.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

6

Investment Portfolio – Columbia Strategic Investor Fund

August 31, 2010

Common Stocks – 99.3%

	Shares	Value ($)
Consumer Discretionary – 11.9%
Auto Components – 0.6%
Nokian Renkaat Oyj	154,272	4,408,003

Auto Components Total		4,408,003

Automobiles – 0.6%
Nissan Motor Co., Ltd. (a)	561,100	4,274,351

Automobiles Total		4,274,351

Hotels, Restaurants & Leisure – 2.5%
Bally Technologies, Inc. (a)	90,440	2,844,338
Carnival Corp.	116,057	3,618,657
Ctrip.com International Ltd., ADR (a)	133,139	5,390,798
Las Vegas Sands Corp. (a)	223,186	6,322,860

Hotels, Restaurants & Leisure Total		18,176,653

Household Durables – 0.3%
MRV Engenharia e Participacoes SA	268,700	2,241,398

Household Durables Total		2,241,398

Internet & Catalog Retail – 0.5%
Amazon.com, Inc. (a)	28,391	3,544,048

Internet & Catalog Retail Total		3,544,048

Media – 1.4%
Comcast Corp., Class A	325,459	5,571,858
News Corp., Class A	327,608	4,118,033

Media Total		9,689,891

Multiline Retail – 2.1%
Big Lots, Inc. (a)	233,043	7,284,924
Target Corp.	149,041	7,624,938

Multiline Retail Total		14,909,862

Specialty Retail – 3.0%
Belle International Holdings Ltd.	3,232,000	5,656,281
Collective Brands, Inc. (a)	290,812	3,760,199
GameStop Corp., Class A (a)	278,418	4,992,035
Jo-Ann Stores, Inc. (a)	163,428	6,644,982

Specialty Retail Total		21,053,497

Textiles, Apparel & Luxury Goods – 0.9%
Hanesbrands, Inc. (a)	172,518	4,130,081
Ports Design Ltd.	849,000	2,083,768

Textiles, Apparel & Luxury Goods Total		6,213,849

Consumer Discretionary Total		84,511,552

Consumer Staples – 10.1%
Beverages – 3.3%
Carlsberg A/S, Class B	34,248	3,217,601

	Shares	Value ($)
Constellation Brands, Inc., Class A (a)	221,635	3,692,439
Hansen Natural Corp. (a)	96,359	4,340,009
PepsiCo, Inc.	144,930	9,301,608
United Spirits Ltd.	101,236	3,083,074

Beverages Total		23,634,731

Food & Staples Retailing – 1.8%
BJ’s Wholesale Club, Inc. (a)	98,934	4,151,270
Casey’s General Stores, Inc.	125,919	4,737,073
CVS Caremark Corp.	144,482	3,901,014

Food & Staples Retailing Total		12,789,357

Food Products – 1.7%
Archer-Daniels-Midland Co.	151,422	4,660,769
Kraft Foods, Inc., Class A	245,512	7,353,085

Food Products Total		12,013,854

Personal Products – 1.7%
Avon Products, Inc.	197,257	5,740,179
Hypermarcas SA (a)	488,500	6,433,597

Personal Products Total		12,173,776

Tobacco – 1.6%
Philip Morris International, Inc.	186,541	9,595,669
PT Gudang Garam Tbk	380,000	1,658,891

Tobacco Total		11,254,560

Consumer Staples Total		71,866,278

Energy – 13.4%
Energy Equipment & Services – 4.8%
Cameron International Corp. (a)	110,917	4,079,527
National-Oilwell Varco, Inc.	106,983	4,021,491
Noble Corp.	105,952	3,297,226
Pioneer Drilling Co. (a)	215,857	1,174,262
Schlumberger Ltd.	154,444	8,236,499
Seadrill Ltd.	94,779	2,196,977
Tenaris SA, ADR	95,757	3,222,223
Weatherford International Ltd. (a)	328,349	4,895,684
Wellstream Holdings PLC	400,910	3,355,776

Energy Equipment & Services Total		34,479,665

Oil, Gas & Consumable Fuels – 8.6%
Apache Corp.	75,583	6,791,132
Cimarex Energy Co.	71,831	4,699,184
Continental Resources, Inc. (a)	69,738	2,825,784
Denbury Resources, Inc. (a)	430,335	6,343,138
EOG Resources, Inc.	64,861	5,634,475
Exxon Mobil Corp.	197,986	11,712,852
Hess Corp.	77,850	3,911,962
LUKOIL OAO, ADR	97,226	5,138,394

See Accompanying Notes to Financial Statements.

7

Columbia Strategic Investor Fund

August 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	99,211	7,250,340
Peabody Energy Corp.	100,071	4,283,039
Petroleo Brasileiro SA, ADR	76,145	2,539,436

Oil, Gas & Consumable Fuels Total		61,129,736

Energy Total		95,609,401

Financials – 15.5%
Capital Markets – 4.5%
Greenhill & Co., Inc.	60,750	4,278,623
Invesco Ltd.	275,555	4,987,545
Morgan Stanley	323,180	7,979,314
Northern Trust Corp.	85,319	3,936,619
SEI Investments Co.	215,615	3,816,386
T. Rowe Price Group, Inc.	85,578	3,746,605
Waddell & Reed Financial, Inc., Class A	152,737	3,514,478

Capital Markets Total		32,259,570

Commercial Banks – 4.5%
Fifth Third Bancorp.	166,676	1,841,770
HDFC Bank Ltd., ADR	23,415	3,741,717
Itau Unibanco Holding SA, ADR	232,672	5,018,735
MB Financial, Inc.	173,494	2,598,940
PT Bank Central Asia Tbk	6,460,500	4,159,622
Wells Fargo & Co.	534,325	12,583,354
Wilmington Trust Corp.	266,164	2,342,243

Commercial Banks Total		32,286,381

Consumer Finance – 0.9%
Discover Financial Services	426,333	6,186,092

Consumer Finance Total		6,186,092

Diversified Financial Services – 4.3%
Bank of America Corp.	1,031,570	12,843,046
Hong Kong Exchanges & Clearing Ltd.	184,200	2,901,672
JPMorgan Chase & Co.	405,191	14,732,745

Diversified Financial Services Total		30,477,463

Insurance – 1.3%
Primerica, Inc.	159,204	3,348,060
Principal Financial Group, Inc.	238,406	5,495,259

Insurance Total		8,843,319

Financials Total		110,052,825

Health Care – 8.8%
Biotechnology – 1.5%
Alexion Pharmaceuticals, Inc. (a)	61,352	3,464,548

	Shares	Value ($)
Celgene Corp. (a)	54,883	2,827,572
Dendreon Corp. (a)	38,225	1,369,984
Gilead Sciences, Inc. (a)	104,219	3,320,417

Biotechnology Total		10,982,521

Health Care Equipment & Supplies – 1.2%
Hospira, Inc. (a)	87,476	4,492,767
Insulet Corp. (a)	108,546	1,434,978
NuVasive, Inc. (a)	79,771	2,341,279

Health Care Equipment & Supplies Total		8,269,024

Health Care Providers & Services – 2.8%
CIGNA Corp.	110,369	3,556,089
Express Scripts, Inc. (a)	158,385	6,747,201
Fleury SA	201,100	2,473,316
Odontoprev SA	33,100	352,250
UnitedHealth Group, Inc.	225,457	7,151,496

Health Care Providers & Services Total		20,280,352

Life Sciences Tools & Services – 0.4%
QIAGEN N.V. (a)	141,218	2,516,505

Life Sciences Tools & Services Total		2,516,505

Pharmaceuticals – 2.9%
Allergan, Inc.	64,699	3,973,813
Merck & Co., Inc.	273,363	9,611,443
Teva Pharmaceutical Industries Ltd., ADR	78,642	3,977,712
Watson Pharmaceuticals, Inc. (a)	79,831	3,438,321

Pharmaceuticals Total		21,001,289

Health Care Total		63,049,691

Industrials – 12.1%
Aerospace & Defense – 2.0%
BE Aerospace, Inc. (a)	112,879	3,042,089
Boeing Co.	45,053	2,754,090
Spirit Aerosystems Holdings, Inc., Class A (a)	93,100	1,800,554
United Technologies Corp.	107,028	6,979,296

Aerospace & Defense Total		14,576,029

Air Freight & Logistics – 0.4%
Atlas Air Worldwide Holdings, Inc. (a)	58,998	2,556,973

Air Freight & Logistics Total		2,556,973

Construction & Engineering – 1.2%
EMCOR Group, Inc. (a)	71,617	1,628,571
Insituform Technologies, Inc., Class A (a)	166,089	3,381,572
Quanta Services, Inc. (a)	207,950	3,730,623

Construction & Engineering Total		8,740,766

See Accompanying Notes to Financial Statements.

8

Columbia Strategic Investor Fund

August 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Industrial Conglomerates – 1.5%
General Electric Co.	360,993	5,227,178
Siemens AG, ADR	58,896	5,331,855

Industrial Conglomerates Total		10,559,033

Machinery – 4.4%
Barnes Group, Inc.	190,868	2,903,102
Caterpillar, Inc.	97,093	6,326,580
Cummins, Inc.	38,814	2,888,150
Dover Corp.	85,036	3,806,211
Joy Global, Inc.	66,636	3,780,927
Kubota Corp.	498,000	3,980,123
Parker Hannifin Corp.	94,334	5,580,799
WABCO Holdings, Inc. (a)	60,031	2,116,693

Machinery Total		31,382,585

Marine – 1.0%
A.P. Moller – Maersk A/S, Class B	934	7,011,371

Marine Total		7,011,371

Professional Services – 0.8%
Huron Consulting Group, Inc. (a)	143,195	2,641,948
Manpower, Inc.	65,774	2,795,395

Professional Services Total		5,437,343

Road & Rail – 0.8%
J.B. Hunt Transport Services, Inc.	66,010	2,161,168
Union Pacific Corp.	49,812	3,633,287

Road & Rail Total		5,794,455

Industrials Total		86,058,555

Information Technology – 18.8%
Communications Equipment – 1.1%
QUALCOMM, Inc.	198,986	7,623,153

Communications Equipment Total		7,623,153

Computers & Peripherals – 3.7%
Apple, Inc. (a)	60,489	14,721,208
Hewlett-Packard Co.	302,077	11,623,923

Computers & Peripherals Total		26,345,131

Electronic Equipment, Instruments & Components – 0.8%
Hollysys Automation Technologies Ltd. (a)	252,845	2,536,035
Tyco Electronics Ltd.	136,771	3,353,625

Electronic Equipment, Instruments & Components Total		5,889,660

Internet Software & Services – 3.0%
eBay, Inc. (a)	324,413	7,539,358
Google, Inc., Class A (a)	19,612	8,825,792

	Shares	Value ($)
GSI Commerce, Inc. (a)	104,020	2,368,536
Opera Software ASA	188,915	680,609
Tencent Holdings Ltd.	102,500	1,884,854

Internet Software & Services Total		21,299,149

IT Services – 3.6%
Alliance Data Systems Corp. (a)	69,338	3,896,102
International Business Machines Corp.	113,260	13,957,030
MasterCard, Inc., Class A	23,038	4,569,818
Redecard SA	237,400	3,244,185

IT Services Total		25,667,135

Semiconductors & Semiconductor Equipment – 2.4%
Cavium Networks, Inc. (a)	51,088	1,233,264
Disco Corp.	34,200	1,702,757
Intel Corp.	253,409	4,490,408
Silicon Laboratories, Inc. (a)	44,333	1,690,861
Trina Solar Ltd., ADR (a)	173,221	4,465,637
Varian Semiconductor Equipment Associates, Inc. (a)	146,755	3,642,459

Semiconductors & Semiconductor Equipment Total		17,225,386

Software – 4.2%
Electronic Arts, Inc. (a)	186,627	2,844,196
Microsoft Corp.	502,071	11,788,627
Oracle Corp.	401,366	8,781,888
TIBCO Software, Inc. (a)	263,402	3,816,695
VanceInfo Technologies, Inc., ADR (a)	90,562	2,639,882

Software Total		29,871,288

Information Technology Total		133,920,902

Materials – 4.8%
Chemicals – 1.6%
Ferro Corp. (a)	534,034	5,714,164
Potash Corp. of Saskatchewan, Inc.	20,976	3,088,716
STR Holdings, Inc. (a)	127,785	2,641,316

Chemicals Total		11,444,196

Metals & Mining – 3.2%
ArcelorMittal, NY Registered Shares	125,745	3,637,803
Eurasian Natural Resources Corp. PLC	352,096	4,560,900
Freeport-McMoRan Copper & Gold, Inc.	99,263	7,144,951
Petropavlovsk PLC	110,151	1,790,694
Thompson Creek Metals Co., Inc. (a)	383,477	3,290,233

See Accompanying Notes to Financial Statements.

9

Columbia Strategic Investor Fund

August 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Metals & Mining (continued)
Vale SA, ADR	77,971	2,085,724

Metals & Mining Total		22,510,305

Materials Total		33,954,501

Telecommunication Services – 1.7%
Wireless Telecommunication Services – 1.7%
American Tower Corp., Class A (a)	87,746	4,111,777
Millicom International Cellular SA	29,737	2,738,183
Mobile TeleSystems OJSC, ADR	246,315	5,138,131

Wireless Telecommunication Services Total		11,988,091

Telecommunication Services Total		11,988,091

Utilities – 2.2%
Electric Utilities – 0.6%
NV Energy, Inc.	356,773	4,566,694

Electric Utilities Total		4,566,694

Gas Utilities – 0.7%
PT Perusahaan Gas Negara	11,323,500	5,029,514

Gas Utilities Total		5,029,514

Independent Power Producers & Energy Traders – 0.9%
AES Corp. (a)	586,795	6,008,781

Independent Power Producers & Energy Traders Total		6,008,781

Utilities Total		15,604,989

Total Common Stocks (cost of $635,235,094)		706,616,785

Short-Term Obligation – 0.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Treasury obligation maturing 11/15/19, market value $3,872,481 (repurchase proceeds $3,794,019)	3,794,000	3,794,000

Total Short-Term Obligation (cost of $3,794,000)		3,794,000

Total Investments – 99.8% (cost of $639,029,094)(b)		710,410,785

Other Assets & Liabilities, Net – 0.2%		1,558,614

Net Assets – 100.0%		711,969,399

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $640,214,485.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$68,089,149	$16,422,403	$—	$84,511,552
Consumer Staples	63,906,712	7,959,566	—	71,866,278
Energy	92,253,625	3,355,776	—	95,609,401
Financials	102,991,531	7,061,294	—	110,052,825
Health Care	63,049,691	—	—	63,049,691
Industrials	75,067,061	10,991,494	—	86,058,555
Information Technology	130,333,291	3,587,611	—	133,920,902
Materials	27,602,907	6,351,594	—	33,954,501
Teleccommunication Services	11,988,091	—	—	11,988,091
Utilities	10,575,475	5,029,514	—	15,604,989

Total Common Stocks	645,857,533	60,759,252	—	706,616,785

Total Short-Term Obligation	—	3,794,000	—	3,794,000

Total Investments	$645,857,533	$64,553,252	$—	$710,410,785

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	18.8
Financials	15.5
Energy	13.4
Industrials	12.1
Consumer Discretionary	11.9
Consumer Staples	10.1
Health Care	8.8
Materials	4.8
Utilities	2.2
Telecommunication Services	1.7

99.3
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	0.2

100.0

See Accompanying Notes to Financial Statements.

10

Columbia Strategic Investor Fund

August 31, 2010

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
United States*	558,717,958	78.7
Brazil	24,388,640	3.4
China	16,464,940	2.3
Switzerland	11,546,535	1.6
Indonesia	10,848,027	1.5
Russia	10,276,525	1.5
Denmark	10,228,972	1.4
Japan	9,957,231	1.4
United Kingdom	9,707,371	1.4
Luxembourg	9,598,209	1.3
Hong Kong	8,557,953	1.2
India	6,824,791	1.0
Canada	6,378,949	0.9
Germany	5,331,855	0.8
Finland	4,408,003	0.6
Israel	3,977,712	0.6
Netherlands	2,516,505	0.3
Norway	680,609	0.1

	710,410,785	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Strategic Investor Fund

August 31, 2010

		($)
Assets	Investments, at cost	639,029,094

	Investments, at value	710,410,785
	Cash	25,954
	Foreign currency (cost of $41,844)	41,821
	Receivable for:
	Investments sold	6,871,110
	Fund shares sold	62,679
	Dividends	862,874
	Interest	19
	Foreign tax reclaims	45,005
	Expense reimbursement due from investment advisor	67,793
	Trustees’ deferred compensation plan	87,636
	Prepaid expenses	17,905

	Total Assets	718,493,581

Liabilities	Payable for:
	Investments purchased	4,774,534
	Fund shares repurchased	660,377
	Investment advisory fee	368,210
	Administration fee	94,630
	Transfer agent fee	271,997
	Pricing and bookkeeping fees	13,788
	Trustees’ fees	279
	Custody fee	17,687
	Distribution and service fees	63,334
	Chief compliance officer expenses	259
	Reports to shareholders	104,998
	Trustees’ deferred compensation plan	87,636
	Other liabilities	66,453

	Total Liabilities	6,524,182

	Net Assets	711,969,399

Net Assets Consist of	Paid-in capital	795,475,896
	Undistributed net investment income	442,606
	Accumulated net realized loss	(155,332,420)
	Net unrealized appreciation (depreciation) on:
	Investments	71,381,691
	Foreign currency translations	1,626

	Net Assets	711,969,399

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Strategic Investor Fund

August 31, 2010

Class A	Net assets	$141,137,302
	Shares outstanding	9,236,006
	Net asset value per share	$15.28	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($15.28/0.9425)	$16.21	(b)

Class B	Net assets	$19,861,496
	Shares outstanding	1,350,290
	Net asset value and offering price per share	$14.71	(a)

Class C	Net assets	$15,994,279
	Shares outstanding	1,087,017
	Net asset value and offering price per share	$14.71	(a)

Class Y	Net assets	$9,826,204
	Shares outstanding	641,569
	Net asset value, offering and redemption price per share	$15.32

Class Z	Net assets	$525,150,118
	Shares outstanding	34,284,662
	Net asset value, offering and redemption price per share	$15.32

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Strategic Investor Fund

For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	9,955,619
	Interest	294,816
	Foreign taxes withheld	(213,915)

	Total Investment Income	10,036,520

Expenses	Investment advisory fee	4,623,342
	Administration fee	1,192,730
	Distribution fee:
	Class B	182,876
	Class C	143,552
	Service fee:
	Class A	405,057
	Class B	60,959
	Class C	47,851
	Transfer agent fee:
	Class A, Class B, Class C and Class Z	2,711,688
	Class Y	45
	Pricing and bookkeeping fees	147,864
	Trustees’ fees	51,364
	Custody fee	98,204
	Reports to shareholders	289,962
	Chief compliance officer expenses	1,379
	Other expenses	217,440

	Total Expenses	10,174,313

	Fees waived or expenses reimbursed by investment advisor	(1,397,152)
	Expense reductions	(33)

	Net Expenses	8,777,128

	Net Investment Income	1,259,392

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	77,257,244
	Foreign currency transactions	(169,521)

	Net realized gain	77,087,723

	Net change in unrealized appreciation (depreciation) on:
	Investments	(33,350,389)
	Foreign currency translations	2,571

	Net change in unrealized appreciation (depreciation)	(33,347,818)

	Net Gain	43,739,905

	Net Increase Resulting from Operations	44,999,297

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Strategic Investor Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)(a)
Operations	Net investment income	1,259,392	5,854,287
	Net realized gain (loss) on investments and foreign currency transactions	77,087,723	(157,757,707)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(33,347,818)	(54,357,809)

	Net increase (decrease) resulting from operations	44,999,297	(206,261,229)

Distributions to Shareholders	From net investment income:
	Class A	(768,250)	(665,483)
	Class B	(19,538)	—
	Class C	(14,955)	—
	Class Y	(85,917)	—
	Class Z	(3,668,702)	(4,034,658)

	Total distributions to shareholders	(4,557,362)	(4,700,141)

	Net Capital Stock Transactions	(112,707,741)	(62,182,505)
	Increase from regulatory settlements	—	176,191

	Total decrease in net assets	(72,265,806)	(272,967,684)

Net Assets	Beginning of period	784,235,205	1,057,202,889
	End of period	711,969,399	784,235,205
	Undistributed net investment income at end of period	442,606	3,910,097

(a)	Class Y Shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Strategic Investor Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	554,806	8,963,147	1,198,938	15,494,350
Distributions reinvested	45,698	728,424	53,211	631,609
Redemptions	(2,216,849)	(35,695,825)	(2,913,464)	(36,422,408)

Net decrease	(1,616,345)	(26,004,254)	(1,661,315)	(20,296,449)

Class B
Subscriptions	19,131	302,196	90,795	1,125,543
Distributions reinvested	1,172	18,085	—	—
Redemptions	(435,858)	(6,792,331)	(744,915)	(9,113,095)

Net decrease	(415,555)	(6,472,050)	(654,120)	(7,987,552)

Class C
Subscriptions	126,097	1,975,759	155,332	1,885,688
Distributions reinvested	825	12,730	—	—
Redemptions	(446,858)	(6,928,254)	(707,882)	(8,714,088)

Net decrease	(319,936)	(4,939,765)	(552,550)	(6,828,400)

Class Y (a)
Subscriptions	—	—	657,726	9,266,434
Distributions reinvested	5,371	85,916	—	—
Redemptions	(21,528)	(345,100)	—	—

Net increase (decrease)	(16,157)	(259,184)	657,726	9,266,434

Class Z
Subscriptions	1,669,306	27,075,217	2,698,045	33,794,489
Distributions reinvested	223,986	3,582,323	334,033	3,961,625
Redemptions	(6,625,959)	(105,690,028)	(5,835,211)	(74,092,652)

Net decrease	(4,732,667)	(75,032,488)	(2,803,133)	(36,336,538)

(a)	Class Y Shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.62		$18.01		$21.48		$21.22		$21.21

Income from Investment Operations:
Net investment income (a)	—	(b)	0.09		0.06		0.07		0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.73		(3.42)		(1.25)		2.97		1.54

Total from investment operations	0.73		(3.33)		(1.19)		3.04		1.67

Less Distributions to Shareholders:
From net investment income	(0.07)		(0.06)		(0.07)		(0.10)		(0.14)
From net realized gains	—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	(0.07)		(0.06)		(2.28)		(2.78)		(1.66)

Increase from regulatory settlements	—		—	(b)	—		—		—

Net Asset Value, End of Period	$15.28		$14.62		$18.01		$21.48		$21.22
Total return (c)(d)	5.00%		(18.44)%		(7.09)%		16.33%		8.26%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.25	%(e)	1.24	%(e)	1.22	%(f)	1.23	%(g)	1.24	%(e)
Waiver/Reimbursement	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment income	0.01	%(e)	0.70	%(e)	0.30	%(f)	0.36	%(g)	0.65	%(e)
Portfolio turnover rate	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$141,137		$158,624		$225,418		$255,743		$170,201

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.12		$17.45		$20.96		$20.81		$20.84

Income from Investment Operations:
Net investment loss (a)	(0.11)		(0.01)		(0.09)		(0.08)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.71		(3.32)		(1.21)		2.91		1.51

Total from investment operations	0.60		(3.33)		(1.30)		2.83		1.49

Less Distributions to Shareholders:
From net investment income	(0.01)		—		—		—		—
From net realized gains	—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	(0.01)		—		(2.21)		(2.68)		(1.52)

Increase from regulatory settlements	—		—	(b)	—		—		—

Net Asset Value, End of Period	$14.71		$14.12		$17.45		$20.96		$20.81
Total return (c)(d)	4.26%		(19.08)%		(7.77)%		15.50%		7.47%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.00	%(e)	1.99	%(e)	1.97	%(f)	1.98	%(g)	1.99	%(e)
Waiver/Reimbursement	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment loss	(0.74	)%(e)	(0.05	)%(e)	(0.46	)%(f)	(0.39	)%(g)	(0.10	)%(e)
Portfolio turnover rate	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$19,861		$24,933		$42,229		$53,965		$51,446

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.13		$17.46		$20.96		$20.82		$20.85

Income from Investment Operations:
Net investment loss (a)	(0.11)		(0.01)		(0.09)		(0.08)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.70		(3.32)		(1.20)		2.90		1.51

Total from investment operations	0.59		(3.33)		(1.29)		2.82		1.49

Less Distributions to Shareholders:
From net investment income	(0.01)		—		—		—		—
From net realized gains	—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	(0.01)		—		(2.21)		(2.68)		(1.52)

Increase from regulatory settlements	—		—	(b)	—		—		—

Net Asset Value, End of Period	$14.71		$14.13		$17.46		$20.96		$20.82
Total return (c)(d)	4.18%		(19.07)%		(7.72)%		15.43%		7.46%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.00	%(e)	1.99	%(e)	1.97	%(f)	1.98	%(g)	1.99	%(e)
Waiver/Reimbursement	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment loss	(0.74	)%(e)	(0.05	)%(e)	(0.46	)%(f)	(0.40	)%(g)	(0.10	)%(e)
Portfolio turnover rate	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$15,994		$19,874		$34,208		$44,682		$43,881

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended August 31, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$14.64	$13.32

Income from Investment Operations:
Net investment income (b)	0.07	0.02
Net realized and unrealized gain on investments and foreign currency	0.74	1.30

Total from investment operations	0.81	1.32

Less Distributions to Shareholders:
From net investment income	(0.13)	—

Net Asset Value, End of Period	$15.32	$14.64
Total return (c)(d)	5.51%	9.91	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.83%	0.72	%(g)
Net investment income (f)	0.43%	0.99	%(g)
Portfolio turnover rate	67%	117	%(e)
Net assets, end of period (000s)	$9,826	$9,630

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.64		$18.06		$21.53		$21.28		$21.27

Income from Investment Operations:
Net investment income (a)	0.04		0.12		0.11		0.13		0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.74		(3.44)		(1.25)		2.96		1.54

Total from investment operations	0.78		(3.32)		(1.14)		3.09		1.72

Less Distributions to Shareholders:
From net investment income	(0.10)		(0.10)		(0.12)		(0.16)		(0.19)
From net realized gains	—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	(0.10)		(0.10)		(2.33)		(2.84)		(1.71)

Increase from regulatory settlements	—		—	(b)	—		—		—

Net Asset Value, End of Period	$15.32		$14.64		$18.06		$21.53		$21.28
Total return (c)(d)	5.31%		(18.26)%		(6.85)%		16.62%		8.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.00	%(e)	0.99	%(e)	0.97	%(f)	0.98	%(g)	0.99	%(e)
Waiver/Reimbursement	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment income	0.26	%(e)	0.94	%(e)	0.55	%(f)	0.63	%(g)	0.89	%(e)
Portfolio turnover rate	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$525,150		$571,175		$755,348		$859,142		$179,027

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.04%.

(g)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Strategic Investor Fund

August 31, 2010

Note 1. Organization

Columbia Strategic Investor Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term growth of capital by using a “value” approach to investing primarily in common stocks.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

22

Columbia Strategic Investor Fund

August 31, 2010

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the “amendment”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities

23

Columbia Strategic Investor Fund

August 31, 2010

transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Tax

The Fund may be subject to foreign taxes on incomes, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

24

Columbia Strategic Investor Fund

August 31, 2010

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(169,521)	$169,521	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31, 2010	August 31, 2009
Ordinary Income*	$4,557,362	$4,700,141
Long-Term Capital Gains	—	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$538,081	$—	$70,196,300

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$111,916,292
Unrealized depreciation	(41,719,992)

Net unrealized appreciation	$70,196,300

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$15,870,696
2017	122,751,575
2018	15,524,758

Total	$154,147,029

Of the remaining capital loss carryforwards attributable to the Fund, $15,870,696 expiring August 31, 2011 remains from the Fund’s merger with Columbia Young Investor Fund. Utilization of capital losses from Columbia Young Investor Fund could be subject to limitations imposed by the Internal Revenue Code.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

25

Columbia Strategic Investor Fund

August 31, 2010

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”) acquired a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Fund. In connection with the closing of the Transaction (the “Closing”), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the “New Advisor”). The New Advisor receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
Over $1 billion	0.50%

Prior to the Closing, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provided investment advisory services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund’s effective investment advisory fee rate was 0.58% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the “Administrative Agreement”). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $1 billion	0.150%
Over $1 billion	0.125%

Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates. For the year ended August 31, 2010, the annualized effective administration fee rate was 0.15% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the “New Transfer Agent”). The New Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

26

Columbia Strategic Investor Fund

August 31, 2010

The New Transfer Agent receives a monthly fee for its services. All share classes, with the exception of Class Y shares (the “Other Share Classes”) pay a monthly service fee (the “aggregate fee”) based on the following:

(i)	An annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)	An annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The New Transfer Agent also receives reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Prior to the Closing, Columbia Management Services, Inc. (the “Previous Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the “New Distributor”).

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $8,185 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $515, $29,424 and $2,257, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

27

Columbia Strategic Investor Fund

August 31, 2010

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.00% annually of the Fund’s average daily net assets. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $12,629.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $33 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $514,919,373 and $617,315,252, respectively.

Note 7. Regulatory Settlements

During the year ended August 31, 2009, the Fund received payments totaling $176,191 relating to certain regulatory settlements with third parties that the Fund had participated in during the twelve month period. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

28

Columbia Strategic Investor Fund

August 31, 2010

For the year ended August 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/ admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

29

Columbia Strategic Investor Fund

August 31, 2010

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic Investor Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Investor Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2010

31

Federal Income Tax Information (Unaudited) – Columbia Strategic Investor Fund

For non-corporate shareholders 100.0% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended August 31, 2010 may represent qualified dividend income.

100.0% of the ordinary income distributed by the Fund, for the year ended August 31, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders on January 2011 of amounts for use in preparing 2010 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 64; None

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

34

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer may technically be an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

35

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

38

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.[5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

39

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

40

Shareholder Meeting Results

Columbia Strategic Investor Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
381,035,626	21,973,786	15,767,912	49,616,691

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
367,023,918	36,233,132	15,520,226	49,616,739

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

41

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Investor Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

45

Columbia Strategic Investor Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1381 A (10/10)

Columbia Federal Securities Fund

Annual Report for the Period Ended August 31, 2010

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Federal Securities Fund

Summary

■	For the 12-month period that ended August 31, 2010, the fund’s Class A shares returned 6.34% without sales charge.

■

The fund’s return was lower than the return of its benchmark, the Citigroup Government/Mortgage Index[1], and the average return of the funds in its peer group, the Lipper General U.S. Government Funds Classification.[2]

■	The fund fell short during a strong Treasury rally in the spring. Since then, new managers have taken steps to bolster the fund’s yield in an environment of low interest rates.

Portfolio Management

Jason Callan has managed the fund since May 2010 and has been associated with the advisor since 2007.

Tom Heuer has managed the fund since May 2010 and has been associated with the advisor since 2002.

Colin Lundgren has managed the fund since May 2010 and has been associated with the advisor since 1989.

On May 1, 2010, the fund’s management team changed, and Jason J. Callan, Tom Heuer and Colin J. Lundgren took over as portfolio managers.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/10

+6.34% Class A shares (without sales charge)

+7.65% Citigroup Government/Mortgage Index

1

Economic Update – Columbia Federal Securities Fund

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply in June and July before stabilizing in August. Consumers surveyed in the last three months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market — another bellwether for the consumer sector — showed few positive signs. Both new and existing home sales fell in the final months of the period as a federal tax credit for new and repeat homebuyers expired. Distressed properties continued to pressure prices and a huge backlog of foreclosed homes is likely to continue to keep a lid on prices for some time. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined. Despite near-record low mortgage rates, the inventory of unsold homes rose to a 12.5 month supply, up sharply at the end of the period. The long-term average is on the order of six months.

News on the job front was mostly positive for the period, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher in the summer and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — was generally positive, although the index trended slightly downward in the final months of the period. Industrial production moved higher, as did the amount of manufacturing capacity utilized — a key measure of the health of the manufacturing sector.

Summary

For the 12-month period that ended August 31, 2010

■

Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

9.18%	17.68%

■

The U.S. stock market, as measured by the S&P 500 Index, delivered positive returns, despite a correction in the last months of the period. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets.

S&P Index	MSCI Index

4.91%	18.02%

2

Economic Update (continued) – Columbia Federal Securities Fund

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 9.18%. Municipal bonds gained almost as much as taxable investment-grade bonds, even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital 3-15 Year Blend Municipal Bond Index2 returned 8.95%. The high-yield bond market outpaced stocks during the period by a margin of more than three to one. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index3 returned 17.68% while the S&P 500 Index returned 4.91%. Even the Treasury market was positive as the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell nearly one full percentage point, from 3.4% to 2.5% over the 12-month period. Despite the pickup in economic activity, the Federal Reserve Board kept a key short-term interest rate — the federal funds rate — close to zero.

Stock rally interrupted

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. However, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market’s earlier gains vanished during the early summer. The S&P 500 Index returned 4.91% for the 12-month period.4 Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),5 a broad gauge of stock market performance in foreign developed markets, returned negative 2.34% (net of dividends, in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)6 returned 18.02% (net of dividends, in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]

The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

[3]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[6]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.75
Class C	1.75
Class Z	0.75

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	11.12
Class B	11.12
Class C	11.12
Class Z	11.12
Distributions declared per share

09/01/09 – 08/31/10 ($)
Class A	0.27
Class B	0.19
Class C	0.21
Class Z	0.30

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Federal Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge	without	with
Class A	16,923	16,119
Class B	15,711	15,711
Class C	15,944	15,944
Class Z	17,347	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
1-year	6.34	1.29	5.56	0.56	5.71	4.71	6.61
5-year	4.65	3.64	3.88	3.53	4.03	4.03	4.91
10-year	5.40	4.89	4.62	4.62	4.78	4.78	5.66

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	5.50	0.48	4.72	–0.28	4.87	3.87	5.76
5-year	4.88	3.86	4.10	3.76	4.25	4.25	5.14
10-year	5.35	4.84	4.57	4.57	4.73	4.73	5.62

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or expense reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Federal Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.00	1,020.42	4.88	4.84	0.95
Class B	1,000.00	1,000.00	1,035.10	1,016.64	8.72	8.64	1.70
Class C	1,000.00	1,000.00	1,035.90	1,017.39	7.95	7.88	1.55
Class Z	1,000.00	1,000.00	1,040.30	1,021.68	3.60	3.57	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Federal Securities Fund

For the 12-month period that ended August 31, 2010, the fund’s Class A shares returned 6.34% without sales charge. The fund underperformed its benchmark, the Citigroup Government/Mortgage Index, which returned 7.65%. The average return of the funds in its peer group, the Lipper General U.S. Government Funds Classification, was 9.16%. The fund lost ground against these comparative measures because its maturity profile was shorter than the index and, we believe, its peer group during the spring of 2010, when long-term Treasury securities staged a significant rally.

A favorable environment for fixed-income securities

Over the 12 months covered by this report, the environment was favorable for fixed-income securities, as the U.S. economy staged a modest recovery and interest rates declined across the entire maturity spectrum. One of the most important developments of the period actually took place overseas in the spring of 2010 when excessive deficits in what had been an overheated Greek economy led to default rumors and eventual intervention by the European Union. The sovereign debt of many European countries came under heavy selling pressure and fixed-income investors around the world flocked to the safety of the U.S. Treasury market. Long-term Treasury yields, which had hovered near 4.0% earlier in the year, began a steady decline, and by the end of the period had fallen below 2.5%. The fund was underweight in long Treasuries when this rally began, which detracted from relative performance.

An increase in mortgage exposure bolstered fund’s yield

During the last three months of the period, the fund’s management bolstered the portfolio’s current yield by a coordinated effort to diversify into sectors of the market that had favorable risk/reward characteristics. In that regard, we increased the fund’s holdings in seasoned non-agency mortgage-backed securities (MBS), which had been significantly depressed following the financial crisis of 2008 and 2009. We believe that seasoned non-agency MBS represent attractive value in light of the strong credit profile of the underlying collateral. In addition, we made a significant increase in the fund’s position in seasoned agency MBS because we see muted prepayment risk in the current interest-rate environment. In order to make these purchases, we reduced the fund’s positions in investment-grade corporate debt and shorter-term Treasury securities. The net effect of these changes was an increase in the portfolio’s current yield. Early in 2010, the fund’s yield was half a percentage point below the benchmark’s yield, and now it exceeds the benchmark by almost three-quarters of a percentage point.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 08/31/10 (%)
Class A	2.35
Class B	1.78
Class C	1.89
Class Z	2.71

The 30-day SEC yields reflect the fund’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

Average life breakdown

as of 08/31/10 (%)
0-1 year	2.6
1-5 years	2.4
5-10 years	18.2
10-20 years	18.4
20+ years	58.4

Average life breakdown is calculated as a percentage of total investments.

Top 5 Sectors

as of 08/31/10 (%)
Mortgage-Backed Securities	57.3
Government & Agency Obligations	46.9
Collateralized Mortgage Obligations	11.3
Commercial Mortgage-Backed Securities	4.1
Asset-Backed Securities	2.1

Top 5 Sectors are calculated as a percentage of net assets.

6

Portfolio Managers’ Report (continued) – Columbia Federal Securities Fund

Looking ahead

Looking ahead, we anticipate a continued, albeit moderate, economic expansion, and we would not be surprised to see interest rates remain in a fairly narrow range. We expect credit standards to remain tight, which should help keep prepayment risk muted for the mortgage universe, creating attractive valuations within agency mortgages and high quality non-agency mortgages.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including bond market fluctuations due to credit quality of individual issuers and prepayments and changes in interest rates. When interest rates go up, bond prices typically go down and vice versa.

7

Investment Portfolio – Columbia Federal Securities Fund

August 31, 2010

Mortgage-Backed Securities – 57.3%

	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
1.886% 07/01/19 (09/01/10) (a)(b)	26,471	27,194
2.172% 05/01/18 (09/01/10) (a)(b)	12,837	13,226
3.106% 02/01/18 (09/01/10) (a)(b)	14,532	15,136
5.580% 08/01/37 (09/01/10) (a)(b)	2,836,247	3,006,865
5.624% 06/01/37 (09/01/10) (a)(b)	2,372,826	2,522,668
5.722% 06/01/36 (09/01/10) (a)(b)	3,414,599	3,633,963
I.O.,
5.824% 02/15/35 (09/15/10) (a)(b)(c)	7,210,051	822,941
6.000% 03/01/38	28,044,313	30,194,908
7.000% 08/01/29	7	8
10.500% 01/01/20	21,718	24,661

TBA:
4.500% 12/01/40 (d)	27,300,000	28,630,875
5.500% 12/01/40 (d)	8,000,000	8,537,504

Federal National Mortgage Association
1.932% 06/01/20 (09/01/10) (a)(b)	14,046	14,437
1.957% 07/01/20 (09/01/10) (a)(b)	4,990	5,009
2.216% 03/01/18 (09/01/10) (a)(b)	68,899	69,040
2.250% 11/01/19 (09/01/10) (a)(b)	2,359	2,370
2.369% 12/01/17 (09/01/10) (a)(b)	10,599	10,669
2.500% 05/15/14 (e)	8,225,000	8,614,544
2.500% 08/01/19 (09/01/10) (a)(b)	19,110	19,556
2.520% 06/25/20	2,486,340	2,546,317
2.625% 06/01/19 (09/01/10) (a)(b)	11,169	11,332
3.132% 07/01/27 (09/01/10) (a)(b)	14,267	14,468
3.199% 08/01/36 (09/01/10) (a)(b)	12,492	12,905
3.380% 10/01/14	2,477,129	2,621,017
4.420% 10/01/19	4,369,551	4,730,528
4.430% 10/01/19	4,950,741	5,362,329
4.500% 06/01/25	14,395,090	15,248,476
4.570% 01/01/20	1,116,672	1,219,563
4.600% 01/01/20	1,834,808	2,007,612
5.000% 11/01/17	13,585,075	14,541,774
5.000% 04/01/35	5,951,419	6,372,978
5.000% 06/01/35	12,374,773	13,251,319
5.030% 05/01/24	3,545,000	3,914,197
5.197% 12/01/31 (09/01/10) (a)(b)	32,506	34,440
5.500% 02/01/33 (f)	10,053,907	10,865,503
5.500% 09/01/35	12,442,240	13,419,416
5.500% 07/01/36	6,068,029	6,544,594
5.515% 10/01/37 (09/01/10) (a)(b)	955,494	1,014,123
I.O.,
5.986% 11/25/39 (09/25/10) (a)(b)(c)	2,335,702	288,034
6.000% 01/01/24	78,573	84,829
6.000% 02/01/24	93,797	101,612
6.000% 03/01/24	466,568	505,435
6.000% 04/01/24	333,668	361,201

	Par ($)	Value ($)
6.000% 05/01/24	165,572	179,365
6.000% 08/01/24	61,304	66,411
6.000% 01/01/26	1,078	1,169
6.000% 03/01/26	32,172	34,928
6.000% 04/01/26	1,340	1,455
6.000% 05/01/26	4,478	4,861
6.000% 09/01/36	7,626,154	8,237,186
I.O.,
6.436% 07/25/35 (09/25/10) (a)(b)(c)	5,018,686	737,018
6.500% 12/01/10	20	20
6.500% 04/01/11	955	999
6.500% 09/01/25	21,539	23,750
6.500% 11/01/25	89,858	99,080
6.500% 05/01/26	159,295	175,643
6.500% 09/01/28	8,211	9,115
6.500% 12/01/28	12,248	13,597
6.500% 01/01/29	86,275	95,776
6.500% 06/01/29	74,411	82,605
6.500% 10/01/37	5,350,612	5,842,022
6.565% 07/01/16	4,379,009	4,897,093
I.O.,
6.886% 07/25/36 (09/25/10) (a)(b)(c)	5,671,733	866,808
7.000% 10/01/10	14	14
7.000% 10/01/12	3,816	4,009
7.000% 08/01/23	83,789	94,236
7.000% 10/01/23	22,105	24,860
7.000% 11/01/23	30,205	33,971
7.000% 02/01/27	4,484	5,064
I.O.,
7.336% 01/25/33 (09/25/10) (a)(b)(c)	6,679,768	847,529
7.500% 11/01/11	100	104
7.500% 01/01/17	23,592	26,233
7.500% 02/01/18	8,908	9,969
8.000% 03/01/13	653	698
8.000% 11/01/15	694	700

TBA:
3.500% 12/01/25 (d)	20,400,000	21,149,068
4.000% 12/01/40 (d)	24,000,000	24,851,256
4.500% 12/01/25 (d)	2,000,000	2,115,624
4.500% 12/01/40 (d)	16,200,000	17,010,000
5.000% 12/01/25 (d)	750,000	797,578
5.000% 12/01/40 (d)	32,800,000	34,829,500
5.500% 12/01/40 (d)	5,500,000	5,880,704
6.500% 12/01/40 (d)	6,000,000	6,531,564

Government National Mortgage Association
3.375% 05/20/22 (09/01/10) (a)(b)	20,319	20,913

See Accompanying Notes to Financial Statements.

8

Columbia Federal Securities Fund

August 31, 2010

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
3.375% 06/20/23 (09/01/10) (a)(b)	13,639	14,038
3.625% 08/20/22 (09/01/10) (a)(b)	3,478	3,595
6.000% 12/15/10	761	768
I.O.,
6.324% 01/16/34 (09/16/10) (a)(b)(c)	2,997,376	414,466
I.O.,
6.334% 08/20/32 (09/20/10) (a)(b)(c)	4,411,039	402,835
I.O.,
7.374% 12/16/25 (09/16/10) (a)(b)(c)	5,555,312	1,021,953
8.000% 11/15/14	5,745	6,193

Total Mortgage-Backed Securities (cost of $324,528,230)		328,705,919

Government & Agency Obligations – 46.9%

U.S. Government Agencies – 3.5%
Federal Home Loan Bank
5.375% 03/11/16	8,130,000	9,597,481
5.375% 06/10/16	8,830,000	10,438,181

Small Business Administration
8.200% 10/01/11	15,814	16,113
8.250% 11/01/11	54,406	55,683
9.150% 07/01/11	2,547	2,612

U.S. Government Agencies Total		20,110,070

U.S. Government Obligations – 43.4%
U.S. Treasury Bonds
3.500% 05/15/20 (e)	7,000,000	7,627,270
4.500% 02/15/36 (e)	12,045,000	14,213,100

U.S. Treasury Notes
0.875% 03/31/11	76,443,000	76,726,680
0.875% 05/31/11	34,848,000	35,011,367
1.375% 03/15/12	50,306,000	51,066,476
1.750% 07/31/15 (e)	480,000	490,051
2.125% 05/31/15 (e)	18,000,000	18,715,860
2.625% 04/30/16	6,747,000	7,130,209
2.625% 08/15/20 (e)	12,160,000	12,315,794
2.750% 02/15/19	9,928,000	10,318,141
3.125% 09/30/13	7,775,000	8,343,547

U.S. Treasury Stripped
P.O., 11/15/21 (e)(g)	10,000,000	7,187,460

U.S. Government Obligations Total		249,145,955

Total Government & Agency Obligations (cost of $261,531,324)		269,256,025

Collateralized Mortgage Obligations – 11.3%

	Par ($)	Value ($)
Agency – 1.4%
Federal Home Loan Mortgage Corp.
I.O.:
6.444% 05/15/35 (09/15/10) (a)(b)(c)	7,433,541	1,253,157
7.053% 12/15/32 (09/15/10) (a)(b)(c)	22,302,580	4,284,328

Federal National Mortgage Association
I.O.:
5.736% 06/25/33 (09/25/10) (a)(b)(c)	9,876,421	1,006,762
5.736% 05/25/34 (09/25/10) (a)(b)(c)	10,131,058	1,210,469

Vendee Mortgage Trust
I.O.:
0.301% 03/15/29 (09/01/10) (a)(b)(c)	5,242,702	38,464
0.428% 03/15/28 (09/01/10) (a)(b)(c)	4,179,339	48,159

Agency Total		7,841,339

Non-Agency – 9.9%
American Home Mortgage Assets
1.000% 08/25/37 (09/27/10) (a)(b)(d)	2,742,423	2,742,004

ASG Resecuritization Trust
3.500% 07/28/37 (h)	5,061,397	5,074,051

BCAP LLC Trust
4.000% 07/26/37 (09/01/10) (a)(b)(h)	5,541,373	5,557,997
5.250% 04/26/37 (09/01/10) (a)(b)(h)	2,217,638	2,247,317

Citigroup Mortgage Loan Trust, Inc.
0.344% 01/25/37 (09/27/10) (a)(b)(h)	8,231,164	7,984,229
4.750% 05/25/35 (h)	4,523,862	4,501,242

Credit Suisse Mortgage Capital Certificates
5.000% 02/27/37 (09/01/10) (a)(b)(h)	3,651,620	3,634,067
5.000% 04/27/37 (09/01/10) (a)(b)(h)	2,098,390	2,092,833
5.250% 10/27/36 (09/01/10) (h)	1,381,144	1,380,506

GSR Mortgage Loan Trust
4.701% 05/25/34 (09/01/10) (a)(b)	4,184,636	4,147,903

Morgan Stanley Reremic Trust
5.921% 03/26/36 (09/01/10) (a)(b)(h)	3,368,962	3,402,652

See Accompanying Notes to Financial Statements.

9

Columbia Federal Securities Fund

August 31, 2010

Collateralized Mortgage Obligations (continued)

	Par ($)	Value ($)
RBSSP Resecuritization Trust
0.519% 02/26/46 (09/25/10) (a)(b)(h)	3,133,124	2,905,973

Tryon Mortgage Funding, Inc.
7.500% 02/20/27	17,138	15,183

Washington Mutual Mortgage Loan Trust
1.564% 01/25/40 (09/27/10) (a)(b)	178,620	171,018

Wells Fargo Mortgage Backed Securities Trust
4.742% 06/25/34 (09/01/10) (a)(b)	4,452,941	4,535,845
4.756% 07/25/34 (09/01/10) (a)(b)	3,715,000	3,766,475
4.863% 09/25/34 (09/01/10) (a)(b)	2,922,072	2,982,377

Non-Agency Total		57,141,672

Total Collateralized Mortgage Obligations (cost of $64,053,183)		64,983,011

Commercial Mortgage-Backed Securities – 4.1%
Bear Stearns Commercial Mortgage Securities
4.933% 02/13/42 (09/01/10) (a)(b)	1,260,000	1,357,380

Citigroup Commercial Mortgage Trust
4.733% 10/15/41	765,000	811,993

GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	3,535,000	3,752,840

GMAC Commercial Mortgage Securities, Inc.
5.659% 05/10/40 (09/01/10) (a)(b)	815,000	890,896

LB-UBS Commercial Mortgage Trust
4.853% 09/15/31	885,000	936,240
5.124% 11/15/32 (09/11/10) (a)(b)	715,000	776,523

Merrill Lynch Mortgage Investors, Inc.
I.O., 0.575% 12/15/30 (09/01/10) (a)(b)(c)	2,466,754	47,734

Morgan Stanley Capital I
4.970% 12/15/41	2,660,000	2,862,648
5.150% 06/13/41	2,500,000	2,690,761

	Par ($)	Value ($)

Morgan Stanley Dean Witter Capital I
4.740% 11/13/36	1,060,000	1,119,128
4.920% 03/12/35	2,646,000	2,818,157
5.080% 09/15/37	2,995,000	3,173,716
5.980% 01/15/39	1,430,000	1,510,875

Wachovia Bank Commercial Mortgage Trust
5.380% 10/15/44 (09/01/10) (a)(b)	265,000	291,560
5.726% 06/15/45	181,877	181,967

Total Commercial Mortgage-Backed Securities (cost of $21,110,508)		23,222,418

Asset-Backed Securities – 2.1%
Entergy Gulf States Reconstruction Funding LLC
5.510% 10/01/13	264,921	278,771

Ford Credit Auto Owner Trust
1.320% 06/15/14	1,400,000	1,413,749
5.150% 11/15/11	36,771	37,097

GSAMP Trust
0.374% 06/25/36 (09/27/10) (a)(b)	181,083	180,454

Massachusetts RRB Special Purpose Trust WMECO-1
6.530% 06/01/15	55,903	60,489

Morgan Stanley ABS Capital I
0.754% 07/25/35 (09/27/10) (a)(b)	2,844,664	2,815,566

Novastar Home Equity Loan
0.374% 06/25/36 (09/27/10) (a)(b)	2,344,221	2,330,036

Sierra Receivables Funding Co.
3.840% 11/20/25 (h)	2,240,954	2,253,129

Small Business Administration
7.600% 01/01/12	24,174	24,777
8.650% 11/01/14	148,753	153,077
8.850% 08/01/11	2,125	2,198

Triad Auto Receivables Owner Trust
5.310% 05/13/13	2,411,240	2,464,799

Total Asset-Backed Securities (cost of $11,940,418)		12,014,142

See Accompanying Notes to Financial Statements.

10

Columbia Federal Securities Fund

August 31, 2010

Corporate Fixed-Income Bonds & Notes – 0.4%

	Par ($)	Value ($)
Consumer Cyclical – 0.2%
Retail – 0.2%
CVS Pass-Through Trust
8.353% 07/10/31 (h)	1,075,091	1,342,058

Retail Total		1,342,058

Consumer Cyclical Total		1,342,058

Financials – 0.2%
Banks – 0.1%
USB Capital IX
6.189% 10/29/49 (04/15/42) (a)(b)	560,000	436,800

Banks Total		436,800

Diversified Financial Services – 0.1%
International Lease Finance Corp.
4.875% 09/01/10	785,000	785,000

Diversified Financial Services Total		785,000

Financials Total		1,221,800

Total Corporate Fixed-Income Bonds & Notes (cost of $2,310,898)		2,563,858

Securities Lending Collateral – 8.2%
	Shares
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.351%) (i)	47,219,235	47,219,235

Total Securities Lending Collateral (cost of $47,219,235)		47,219,235

Short-Term Obligation – 4.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.190%, collateralized by a U.S. Government Agency obligation maturing 01/12/15, market value $24,371,375 (repurchase proceeds $23,890,126)	23,890,000	23,890,000

Total Short-Term Obligation (cost of $23,890,000)		23,890,000

Par ($)		Value ($)
Total Investments – 134.5% (cost of $756,583,796) (j)		771,854,608

Obligation to Return Collateral for Securities Loaned – (8.2)%		(47,219,235)

Other Assets & Liabilities, Net – (26.3)%		(150,795,314)

Net Assets – 100.0%		573,840,059

Securities Sold Short – (1.3)%

Government & Agency Obligations – (1.3)%
Federal National Mortgage Association
TBA:
5.000% 12/01/25	(2,250,000)	(2,392,736)
6.000% 12/01/40	(4,500,000)	(4,844,529)

Government & Agency Obligations Total		(7,237,265)

Total Securities Sold Short (proceeds of $7,213,008)		(7,237,265)

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2010.

(b)	Parenthetical date represents the effective maturity date for the security.

(c)	Accrued interest accumulates in the value of this security and is payable at redemption.

(d)	Security purchased on a delayed delivery basis.

(e)	All or a portion of this security was on loan at August 31, 2010. The total market value of securities on loan at August 31, 2010 is $46,602,544.

(f)	A portion of this security with a market value of $698,992 is pledged as collateral for open futures contracts and written put options on futures contracts.

(g)	Principal Only

(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, these securities, which are not illiquid, amounted to $42,376,054, which represents 7.4% of net assets.

(i)	Investment made with cash collateral received from securities lending activity.

(j)	Cost for federal income tax purposes is $756,583,796.

See Accompanying Notes to Financial Statements.

11

Columbia Federal Securities Fund

August 31, 2010

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$72,789,272	$255,916,647	$—	$328,705,919

Government & Agency Obligations
U.S. Government Agencies	—	20,110,070	—	20,110,070
U.S. Government Obligations	241,958,495	7,187,460	—	249,145,955

Total Government & Agency Obligations	241,958,495	27,297,530	—	269,256,025

Total Collateralized Mortgage Obligations	—	64,983,011	—	64,983,011

Total Commercial Mortgage-Backed Securities	—	23,222,418	—	23,222,418

Total Asset-Backed Securities	—	12,014,142	—	12,014,142

Total Corporate Fixed-Income Bonds & Notes	—	2,563,858	—	2,563,858

Total Securities Lending Collateral	47,219,235	—	—	47,219,235

Total Short-Term Obligation	—	23,890,000	—	23,890,000

Total Investments	361,967,002	409,887,606	—	771,854,608

Total Securities Sold Short	—	(7,237,265)	—	(7,237,265)
Unrealized Appreciation on Futures Contracts	198,009	—	—	198,009
Value of Written Put Option Contracts	(46,875)	—	—	(46,875)

Total	$362,118,136	$402,650,341	$—	$764,768,477

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Certain Short-Term Obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At August 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Interest Rate Risk
5-Year U.S. Treasury Notes	250	$30,080,078	$30,000,600	Dec-2010	$79,478
10-Year U.S. Treasury Notes	91	11,431,875	11,392,992	Dec-2010	38,883
30-Year U.S. Treasury Bond	41	5,536,282	5,456,634	Dec-2010	79,648

					$198,009

At August 31, 2010, the Fund held the following written put option contracts:

Written Put Option Contracts Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
10-Year U.S. Treasury Notes	$124	120	09/24/10	$51,275	$(46,875)

For the year ended August 31, 2010 transactions in written put options on futures contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2009	—	$—
Options written	120	51,275
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	—	—

Options outstanding at August 31, 2010	120	$51,275

At August 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	57.3
Government & Agency Obligations	46.9
Collateralized Mortgage Obligations	11.3
Commercial Mortgage-Backed Securities	4.1
Asset-Backed Securities	2.1
Corporate Fixed-Income Bonds & Notes	0.4

122.1
Securities Lending Collateral	8.2
Short-Term Obligation	4.2
Obligation to Return Collateral for Securities Loaned	(8.2)
Other Assets & Liabilities, Net	(26.3)

100.0

Acronym	Name
I.O.	Interest Only
P.O.	Principal Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Federal Securities Fund

August 31, 2010

		($)
Assets	Investments, at cost	756,583,796

	Investments at value (including securities on loan of $46,602,544)	771,854,608
	Cash	351,331
	Receivable for:
	Investments sold	15,816,305
	Fund shares sold	108,032
	Interest	2,935,945
	Securities lending income	3,444
	Futures variation margin	138,078
	Trustees’ deferred compensation plan	91,070
	Prepaid expenses	11,729

	Total Assets	791,310,542

Liabilities	Collateral on securities loaned	47,219,235
	Written put option contracts, at value (premium of $51,275)	46,875
	Securities sold short, at value (proceeds $7,213,008)	7,237,265
	Expense reimbursement due to investment advisor	7,560
	Payable for:
	Interest	230
	Investments purchased on delayed delivery basis	161,282,421
	Fund shares repurchased	570,271
	Distributions	378,792
	Investment advisory fee	254,538
	Pricing and bookkeeping fees	12,996
	Transfer agent fee	95,218
	Trustees’ fees	27,119
	Custody fee	8,859
	Distribution and service fees	121,922
	Chief compliance officer expenses	231
	Trustees’ deferred compensation plan	91,070
	Interest payable for short sales	15,688
	Other liabilities	100,193

	Total Liabilities	217,470,483

	Net Assets	573,840,059

Net Assets Consist of	Paid-in capital	565,145,620
	Overdistributed net investment income	(498,053)
	Accumulated net realized loss	(6,256,472)
	Net unrealized appreciation (depreciation) on:
	Investments	15,270,812
	Futures contracts	198,009
	Short sales	(24,257)
	Written put option contracts	4,400

	Net Assets	573,840,059

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Federal Securities Fund

August 31, 2010

Class A	Net assets	$485,782,049
	Shares outstanding	43,668,131
	Net asset value per share	$11.12	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.12/0.9525)	$11.67	(b)

Class B	Net assets	$12,437,403
	Shares outstanding	1,118,022
	Net asset value and offering price per share	$11.12	(a)

Class C	Net assets	$11,497,765
	Shares outstanding	1,033,558
	Net asset value and offering price per share	$11.12	(a)

Class Z	Net assets	$64,122,842
	Shares outstanding	5,764,121
	Net asset value, offering and redemption price per share	$11.12

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Federal Securities Fund

For the Year Ended August 31, 2010

		($)
Investment Income	Interest	18,604,663
	Securities lending income	136,277
	Dollar roll fee income	27,759

	Total Investment Income	18,768,699

Expenses	Investment advisory fee	3,118,714
	Distribution fee:
	Class B	140,668
	Class C	92,398
	Service fee:
	Class A	1,241,870
	Class B	46,884
	Class C	30,800
	Pricing and bookkeeping fees	183,254
	Transfer agent fee	739,772
	Trustees’ fees	47,367
	Custody fee	100,520
	Chief compliance officer expenses	1,242
	Other expenses	324,654

	Expenses before interest expense	6,068,143
	Interest expense	502

	Total Expenses	6,068,645

	Fees waived or expenses reimbursed by investment advisor	(331,138)
	Fees waived by distributor – Class C	(18,572)
	Expense reductions	(283)

	Net Expenses	5,718,652

	Net Investment Income	13,050,047

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Put Option Contracts and Short Sales	Net realized gain on:
	Investments	17,054,092
	Futures contracts	680,272

	Net realized gain	17,734,364

	Net change in unrealized appreciation (depreciation) on:
	Investments	5,756,748
	Futures contracts	198,009
	Written put option contracts	4,400
	Short sales	(24,257)

	Net change in unrealized appreciation (depreciation)	5,934,900

	Net Gain	23,669,264

	Net Increase Resulting from Operations	36,719,311

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Federal Securities Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	13,050,047	22,454,971
	Net realized gain on investments and futures contracts	17,734,364	14,561,611
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, written put option contracts and short sales	5,934,900	1,716,151

	Net increase resulting from operations	36,719,311	38,732,733

Distributions to Shareholders	From net investment income:
	Class A	(12,445,957)	(18,982,480)
	Class B	(342,382)	(918,131)
	Class C	(237,818)	(460,568)
	Class Z	(1,928,869)	(2,887,362)

	Total distributions to shareholders	(14,955,026)	(23,248,541)

	Net Capital Stock Transactions	(77,136,938)	(49,705,001)
	Increase from regulatory settlements	86,467	69,270

	Total decrease in net assets	(55,286,186)	(34,151,539)

Net Assets	Beginning of period	629,126,245	663,277,784
	End of period	573,840,059	629,126,245
	Overdistributed net investment income at end of period	(498,053)	(685,288)

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Federal Securities Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,711,781	18,563,421	3,556,008	37,812,023
Distributions reinvested	828,086	8,984,503	1,277,998	13,595,455
Redemptions	(7,018,040)	(76,000,707)	(9,159,108)	(97,530,319)

Net decrease	(4,478,173)	(48,452,783)	(4,325,102)	(46,122,841)
Class B
Subscriptions	85,796	930,941	924,207	9,820,780
Distributions reinvested	22,602	244,732	66,978	712,144
Redemptions	(1,429,173)	(15,466,578)	(1,869,251)	(19,910,268)

Net decrease	(1,320,775)	(14,290,905)	(878,066)	(9,377,344)
Class C
Subscriptions	204,657	2,226,897	1,309,558	13,904,546
Distributions reinvested	11,709	126,967	21,008	223,615
Redemptions	(508,449)	(5,497,597)	(851,908)	(9,049,658)

Net increase (decrease)	(292,083)	(3,143,733)	478,658	5,078,503
Class Z
Subscriptions	1,067,627	11,553,097	2,295,644	24,441,990
Distributions reinvested	35,229	382,416	42,909	456,821
Redemptions	(2,137,976)	(23,185,030)	(2,274,304)	(24,182,130)

Net increase (decrease)	(1,035,120)	(11,249,517)	64,249	716,681

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38		$10.73

Income from Investment Operations:
Net investment income (a)	0.24		0.36		0.46	0.46		0.44
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	0.43		0.26		0.17	(0.08)		(0.32)

Total from investment operations	0.67		0.62		0.63	0.38		0.12

Less Distributions to Shareholders:
From net investment income	(0.27)		(0.37)		(0.46)	(0.46)		(0.46)
From return of capital	—		—		—	—	(b)	(0.01)

Total distributions to shareholders	(0.27)		(0.37)		(0.46)	(0.46)		(0.47)

Increase from regulatory settlements	—	(b)	—	(b)	—	—		—

Net Asset Value, End of Period	$11.12		$10.72		$10.47	$10.30		$10.38
Total return (c)	6.34	%(d)	6.04	%(d)	6.18%	3.73	%(d)	1.07	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.95%		0.96%		0.98%	0.95%		0.97%
Interest expense	—	%(f)	—	%(f)	—	—		—
Net expenses (e)	0.95%		0.96%		0.98%	0.95%		0.97%
Waiver/Reimbursement	0.06%		0.02%		—	0.02%		0.01%
Net investment income (e)	2.19%		3.39%		4.33%	4.43%		4.24%
Portfolio turnover rate(g)	194%		253%		135%	121%		92%
Net assets, end of period (000s)	$485,782		$515,928		$549,203	$589,124		$665,283

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31,2007 which had a 0.01% impact.

(f)	Rounds to less than 0.01%.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38		$10.73

Income from Investment Operations:
Net investment income (a)	0.16		0.28		0.38	0.38		0.36
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	0.43		0.26		0.17	(0.08)		(0.32)

Total from investment operations	0.59		0.54		0.55	0.30		0.04

Less Distributions to Shareholders:
From net investment income	(0.19)		(0.29)		(0.38)	(0.38)		(0.38)
From return of capital	—		—		—	—	(b)	(0.01)

Total distributions to shareholders	(0.19)		(0.29)		(0.38)	(0.38)		(0.39)

Increase from regulatory settlements	—	(b)	—	(b)	—	—		—

Net Asset Value, End of Period	$11.12		$10.72		$10.47	$10.30		$10.38
Total return (c)	5.56	%(d)	5.25	%(d)	5.39%	2.96	%(d)	0.32	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.70%		1.71%		1.73%	1.70%		1.72%
Interest expense	—	%(f)	—	%(f)	—	—		—
Net expenses (e)	1.70%		1.71%		1.73%	1.70%		1.72%
Waiver/Reimbursement	0.06%		0.02%		—	0.02%		0.01%
Net investment income (e)	1.51%		2.67%		3.59%	3.68%		3.49%
Portfolio turnover rate (g)	194%		253%		135%	121%		92%
Net assets, end of period (000s)	$12,437		$26,134		$34,716	$44,345		$65,896

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31,2007 which had a 0.01% impact.

(f)	Rounds to less than 0.01%.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38	$10.73

Income from Investment Operations:
Net investment income (a)	0.17		0.29		0.39	0.40	0.38
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	0.44		0.27		0.18	(0.08)	(0.33)

Total from investment operations	0.61		0.56		0.57	0.32	0.05

Less Distributions to Shareholders:
From net investment income	(0.21)		(0.31)		(0.40)	(0.40)	(0.39)
From return of capital	—		—		—	— (b)	(0.01)

Total distributions to shareholders	(0.21)		(0.31)		(0.40)	(0.40)	(0.40)

Increase from regulatory settlements	—	(b)	—	(b)	—	—	—

Net Asset Value, End of Period	$11.12		$10.72		$10.47	$10.30	$10.38
Total return (c)(d)	5.71%		5.40%		5.54%	3.11%	0.47%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.55%		1.56%		1.58%	1.55%	1.57%
Interest expense	—	%(f)	—	%(f)	—	—	—
Net expenses (e)	1.55%		1.56%		1.58%	1.55%	1.57%
Waiver/Reimbursement	0.21%		0.17%		0.15%	0.17%	0.16%
Net investment income (e)	1.61%		2.76%		3.73%	3.83%	3.65%
Portfolio turnover rate (g)	194%		253%		135%	121%	92%
Net assets, end of period (000s)	$11,498		$14,205		$8,865	$7,051	$8,231

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31, 2007 which had an impact of 0.01%.

(f)	Rounds to less than 0.01%.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$10.72		$10.47		$10.30	$10.38		$10.73

Income from Investment Operations:
Net investment income (a)	0.26		0.39		0.48	0.48		0.46
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	0.44		0.26		0.18	(0.07)		(0.32)

Total from investment operations	0.70		0.65		0.66	0.41		0.14

Less Distributions to Shareholders:
From net investment income	(0.30)		(0.40)		(0.49)	(0.49)		(0.48)
From return of capital	—		—		—	—	(b)	(0.01)

Total distributions to shareholders	(0.30)		(0.40)		(0.49)	(0.49)		(0.49)

Increase from regulatory settlements	—	(b)	—	(b)	—	—		—

Net Asset Value, End of Period	$11.12		$10.72		$10.47	$10.30		$10.38
Total return (c)	6.61	%(d)	6.31	%(d)	6.45%	3.99	%(d)	1.33	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.70%		0.71%		0.73%	0.70%		0.72%
Interest expense	—	%(f)	—	%(f)	—	—		—
Net expenses (e)	0.70%		0.71%		0.73%	0.70%		0.72%
Waiver/Reimbursement	0.06%		0.02%		—	0.02%		0.01%
Net investment income (e)	2.44%		3.63%		4.58%	4.68%		4.51%
Portfolio turnover rate (g)	194%		253%		135%	121%		92%
Net assets, end of period (000s)	$64,123		$72,860		$70,493	$104,504		$109,187

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31. 2007 which had an impact of 0.01%.

(f)	Rounds to less than 0.01%.

(g)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Federal Securities Fund

August 31, 2010

Note 1. Organization

Columbia Federal Securities Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

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Columbia Federal Securities Fund

August 31, 2010

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the “amendment”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in

23

Columbia Federal Securities Fund

August 31, 2010

the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. A short position is reported at value in the Statement of Asset and Liabilities. The Fund will realize a gain if the security declines in value, and will realize a loss if the security appreciates in value. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Stripped Securities

The Fund may invest in Interest only (“IO”) and Principal Only (“PO”) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal, if any. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security; therefore, the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all

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Columbia Federal Securities Fund

August 31, 2010

or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, paydown reclassifications, proceeds from litigation settlements and utilized capital loss carryforwards were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,092,214	$—	$(2,092,214)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

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Columbia Federal Securities Fund

August 31, 2010

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31, 2010	August 31, 2009
Ordinary Income*	$14,955,026	$23,248,541
Long-Term Capital Gains	—	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$—	$—	$15,270,812

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$16,145,277
Unrealized depreciation	(874,465)

Net unrealized appreciation	$15,270,812

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2015	$5,900,089

Capital loss carryforwards of $12,020,150 were utilized during the year ended August 31, 2010. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”) acquired a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Fund. In connection with the closing of the Transaction (the “Closing”), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the “New Advisor”). The New Advisor receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
$3 billion to $6 billion	0.41%
Over $6 billion	0.40%

Prior to the Closing, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provided investment advisory services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund’s effective investment advisory fee rate was 0.52% of the Fund’s average daily net assets.

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Columbia Federal Securities Fund

August 31, 2010

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the “Administrative Agreement”). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the “New Transfer Agent”). The New Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the “Previous Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2010, no minimum account balance fees were charged by the Fund.

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Columbia Federal Securities Fund

August 31, 2010

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the “New Distributor”).

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $9,893 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $715, $19,222 and $1,362, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee will not exceed 0.85% annually of the average daily net assets attributable to the Class C shares. This agreement may be modified or terminated by the New Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc, an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% annually of the Fund’s average daily net assets. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fees” on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by $283 for the Fund.

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Columbia Federal Securities Fund

August 31, 2010

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts and options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures — The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s investment advisor.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended August 31, 2010, the Fund entered into 382 futures contracts.

Options — The Fund had written put options on futures contracts to increase the Fund’s exposure to its underlying instruments. Written put options become more valuable as the price of the underlying instrument appreciates relative to the strike price.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call

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Columbia Federal Securities Fund

August 31, 2010

options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended August 31, 2010, the Fund entered into 120 written options contracts.

The following table is a summary of the value of the Fund’s derivative instruments as of August 31, 2010:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Futures Variation Margin	$138,078*	Written options	$46,875

*	Includes only the current day’s variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate	$680,272	$198,009
Written Options	Interest Rate	—	4,400

Note 7. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding securities sold short and short-term obligations, for the Fund were $1,228,242,691 and $1,130,729,031, respectively, of which $890,334,399 and $1,072,905,232, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the years ended August 31, 2010 and August 31, 2009, the Fund received payments totaling $86,467 and $69,270, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $3,125,000 at a weighted average interest rate of 1.44%

Note 10. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the

30

Columbia Federal Securities Fund

August 31, 2010

Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 11. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

31

Columbia Federal Securities Fund

August 31, 2010

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 12. Subsequent Event

The Board of Trustees has approved in principle the proposed merger of the Fund into Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund). Shareholders will vote on the proposal at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Federal Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2010

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 64; None

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care Inc. University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

35

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer may technically be an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

36

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

38

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

39

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.[5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

40

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

41

Shareholder Meeting Results

Columbia Federal Securities Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
328,879,250	11,413,698	13,206,489	99,709,185

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
320,244,257	20,222,697	13,032,397	99,709,271

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Federal Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

45

Columbia Federal Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1376 A (10/10)

Columbia Greater China Fund

Annual Report for the Period Ended August 31, 2010

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Greater China Fund

Summary

■	For the 12-month period that ended August 31, 2010, the fund’s Class A shares returned 16.42% without sales charge.

■

The fund outperformed its benchmarks, the MSCI China Index (Net)[1] and the Hang Seng Stock Index.[2] It also outperformed the average fund in its peer group, the Lipper China Region Funds Classification.[3]

■	Stock selection, particularly in the consumer discretionary and information technology sectors, was the main driver of performance.

Portfolio Management

Jasmine (Weili) Huang has managed the fund since May 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Huang was associated with the fund’s previous advisor or its predecessors since 2003.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Morgan Stanley Capital International (MSCI) China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

[2]	The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 08/31/10

+16.42% Class A shares
(without sales charge)

+9.23% MSCI China Index (Net)

–1.02% Hang Seng Stock Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the Fund’s portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

1

Economic Update – Columbia Greater China Fund

Summary

For the 12-month period that ended August 31, 2010

■	China’s stock markets delivered mixed returns.

MSCI China Index	Hang Seng Stock Index

9.23%	–1.02%

As the pace of global economic growth picked up, the World Bank estimated that global gross domestic product (GDP) will expand by 3.3% in 2010. However, in the eurozone, which is dealing with a debt crisis in certain regions, growth is not expected to reach 1%. By contrast, the forecast for developing economies calls for 6.2% growth, with 8.7% expansion in East Asia and the Pacific region, led by Singapore and China. China’s economy is on track to post a year of high single-digit growth in 2010. In the second quarter of 2010, China surpassed Japan as the world’s second largest economy.

Stimulus spending aided recovery

China’s massive stimulus package has been a major factor in the region’s resilience. A combination of infrastructure spending, increases in transfers, consumer subsidies and tax cuts boosted overall GDP in 2009 and jumpstarted even higher growth in 2010. In fact, the economic rebound was so strong by the end of 2009 that the government took action to restrain the pace of growth in 2010, controlling lending, tightening lending standards and implementing an austerity program as well. China’s goal was to bring economic growth down from double digits to approximately 8%. Although that has not yet been achieved, the trend toward high single-digit growth appears to be on track. Measures to cool China’s real estate sector have proven effective. Nevertheless, construction is expected to continue to be a key driver of China’s economic growth going forward as money flows into affordable housing projects, roads and railways.

A new five-year plan

Every five years China formulates a plan for the next five-year period. The current plan ends in 2010, and the next plan is expected to reflect some substantial changes in government thinking in terms of where the economy should grow, how fast it should grow and what should be the key drivers of growth. In order to free itself from heavy dependence on exports and reduce its vulnerability to the economic cycles of developed countries, China is expected to target domestic consumption for expansion from 40%, its current level, to 60% to 70%, more in line with the developed world. The Chinese government hopes to accomplish this goal through policy changes designed to narrow the income gap between rich and poor and stimulate consumption while reducing the household savings rate. In an effort to promote safety and environmentally friendly growth, China has also shut down some steel mills, cement producers and small coal mines. In addition, we’re starting to see a move away from low-end manufacturing to technology and research and development, in order to help the country’s manufacturing sector climb the value chain toward higher-end exports, such as machinery. These major changes are likely to continue well beyond the new five-year plan to help shape the decade for China.

China’s stock market returns: mixed compared to region

While returns were modest to negative in developed markets over the 12-month period ended August 31, 2010, China’s stock market delivered mixed returns. The MSCI China Index (Net)1 returned 9.23%. The Hang Seng Stock Index2, which tracks stock market performance in Hong Kong, returned negative 1.02%. By comparison, returns from India, Indonesia, Malaysia, the Philippines and Thailand ranged between 22% and 47%, as measured by their respective MSCI indices.

Past	performance is no guarantee of future results.

[1]

The Morgan Stanley Capital International (MSCI) China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

[2]	The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Performance Information – Columbia Greater China Fund

Performance of a $10,000 investment 09/01/00 – 08/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 09/01/00 – 08/31/10 ($)

Sales charge:	without	with
Class A	27,881	26,278
Class B	25,882	25,882
Class C	25,860	25,860
Class Z	29,341	n/a

Average annual total return as of 08/31/10 (%)

Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
1-year	16.42	9.73	15.55	10.55	15.54	14.54	16.71
5-year	16.97	15.60	16.10	15.88	16.10	16.10	17.27
10-year	10.80	10.14	9.98	9.98	9.97	9.97	11.36

Average annual total return as of 09/30/10 (%)
Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	22.20	15.17	21.29	16.29	21.29	20.29	22.53
5-year	18.00	16.61	17.12	16.90	17.13	17.13	18.30
10-year	12.67	12.00	11.83	11.83	11.82	11.82	13.25

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.72
Class B	2.47
Class C	2.47
Class Z	1.47
*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 08/31/10 ($)
Class A	51.35
Class B	49.42
Class C	50.10
Class Z	53.60

Distributions declared per share
09/01/09 – 08/31/10 ($)
Class A	0.22
Class Z	0.31

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/10 – 08/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.60	1,016.84	8.64	8.44	1.66
Class B	1,000.00	1,000.00	1,061.70	1,013.06	12.52	12.23	2.41
Class C	1,000.00	1,000.00	1,061.70	1,013.06	12.52	12.23	2.41
Class Z	1,000.00	1,000.00	1,066.90	1,018.10	7.35	7.17	1.41

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager’s Report – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 08/31/10 (%)
CNOOC	7.6
Industrial & Commercial Bank of China	7.0
China Life Insurance Co.	7.0
Bank of China	6.0
China Mobile	4.6
PetroChina	4.2
China Merchants Bank	4.0
Tencent Holdings	3.8
China Construction Bank	3.1
Xinao Gas Holdings	2.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2010, Columbia Greater China Fund Class A shares returned 16.42% without sales charge. This was more than the 9.23% return of the MSCI China Index (Net) for the same period and the Hang Seng Stock Index, which returned negative 1.02%. The fund outperformed the average fund in its peer group, the Lipper China Region Funds Classification, which returned 13.80%. Stock selection, particularly in the consumer discretionary and information technology sectors, was the main driver of performance.

Taking advantage of China’s new economic plan

After engineering a strong economic recovery through a large stimulus program in 2009, in 2010 the Chinese government began focusing on boosting domestic consumption and developing a services sector. To raise consumption levels, the government is expected to increase wage growth. It is also developing a social safety net, including health care services and pensions, so that their citizens can spend more of their wages and reduce the amount they save for emergencies. As a result, we emphasized stocks with the potential to benefit from increased consumer spending, which were relatively strong performers for the period. One example is Great Wall Motor (1.4% of net assets), an auto manufacturer that benefited from robust auto growth, especially in SUVs and pickup trucks, which are favored by people in rural areas. Golden Eagle Retail Group (2.3% of net assets), a department store chain, was also a noteworthy performer. Building a services sector includes everything from supporting new information technology, research and development and health care companies to developing a tourism industry. In the past, China used capital and labor to increase production. In the future, it plans to turn to technology to enhance productivity. To capitalize on this trend, we invested in Kingdee International Software Group (1.2% of net assets), which contributed significantly to performance. In health care, we had a position in China Shineway Pharmaceutical Group (0.6% of net assets), a provider of traditional medicines, which helped drive return. The company is positioned to take advantage of the expansion of government-sponsored health care services. Tourism was also a theme in the portfolio, and Ctrip.com International (1.3% of net assets), an online travel agency, produced a strong result. The Chinese government’s new five-year plan also focuses on promoting environmentally friendly growth. Much of China’s energy is supplied by coal, but a new focus on cleaner energy was helpful to Xinao Gas Holdings (2.9% of net assets), a natural gas distributor.

Some disappointments

We participated in an initial public offering of China Nuokang Bio-Pharmaceutical (0.3% of net assets). The stock did poorly because the execution of the company’s business plan fell short of our expectations. We trimmed our holdings. Because many investors were risk-averse as the global economy strained toward recovery, they favored defensive stocks, such as consumer staples, which we believed had been bid up to unsustainable levels. As a result, we had less exposure to the sector than the benchmarks. This positioning detracted from the fund’s return because the sector was a strong performer.

5

Portfolio Manager’s Report (continued) – Columbia Greater China Fund

Looking ahead

We remain interested in trends that favor consumer spending, information technology and tourism, as well as areas that the Chinese government has targeted for expansion, such as high technology industrials. As a result, the portfolio is overweight in consumer discretionary and information technology stocks. The government has also placed a new emphasis on reducing low-end manufacturing and becoming a producer of relatively high-end products for export, such as machinery. In this regard, we have already increased the fund’s exposure to the industrials sector. The fund remains underweight in materials, telecommunications and financials.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

6

Investment Portfolio – Columbia Greater China Fund

August 31, 2010

Common Stocks – 99.7%

	Shares	Value ($)
Consumer Discretionary – 12.5%
Automobiles – 1.4%
Great Wall Motor Co., Ltd., Class H	1,497,000	3,224,638

Automobiles Total		3,224,638

Distributors – 1.4%
Li & Fung Ltd.	607,600	3,060,825

Distributors Total		3,060,825

Diversified Consumer Services – 0.7%
New Oriental Education & Technology Group, ADR (a)	15,047	1,483,484

Diversified Consumer Services Total		1,483,484

Hotels, Restaurants & Leisure – 1.7%
7 Days Group Holdings Ltd., ADR (a)	70,881	1,008,637
Ctrip.com International Ltd., ADR (a)	71,199	2,882,847

Hotels, Restaurants & Leisure Total		3,891,484

Multiline Retail – 2.9%
Golden Eagle Retail Group Ltd.	1,974,000	5,240,933
Intime Department Store Group Co., Ltd.	977,000	1,204,985

Multiline Retail Total		6,445,918

Specialty Retail – 2.3%
Belle International Holdings Ltd.	2,625,000	4,593,978
SA SA International Holdings Ltd.	876,000	601,421

Specialty Retail Total		5,195,399

Textiles, Apparel & Luxury Goods – 2.1%
China Lilang Ltd.	1,590,444	2,098,006
Trinity Ltd.	3,394,598	2,708,955

Textiles, Apparel & Luxury Goods Total		4,806,961

Consumer Discretionary Total		28,108,709

Consumer Staples – 4.7%
Beverages – 1.4%
Tsingtao Brewery Co., Ltd., Class H	574,000	3,035,515

Beverages Total		3,035,515

Food Products – 3.3%
Shenguan Holdings Group Ltd.	1,870,000	1,961,087
Tingyi Cayman Islands Holding Corp.	844,000	2,132,608

	Shares	Value ($)
Want Want China Holdings Ltd.	4,219,000	3,417,198

Food Products Total		7,510,893

Consumer Staples Total		10,546,408

Energy – 17.1%
Oil, Gas & Consumable Fuels – 17.1%
China Shenhua Energy Co., Ltd., Class H	1,711,500	6,242,425
CNOOC Ltd.	10,141,500	17,192,709
PetroChina Co., Ltd., Class H	8,734,000	9,490,147
Yanzhou Coal Mining Co., Ltd., Class H	2,752,000	5,658,323

Oil, Gas & Consumable Fuels Total		38,583,604

Energy Total		38,583,604

Financials – 35.4%
Commercial Banks – 20.1%
Bank of China Ltd., Class H	26,544,000	13,391,293
China Construction Bank Corp., Class H	8,439,000	7,001,111
China Merchants Bank Co., Ltd., Class H	3,502,090	9,039,159
Industrial & Commercial Bank of China, Class H	21,704,000	15,842,451

Commercial Banks Total		45,274,014

Insurance – 10.4%
China Life Insurance Co., Ltd., Class H	4,090,000	15,684,356
China Pacific Insurance Group Co., Ltd., Class H	780,864	2,814,780
Ping An Insurance Group Co. of China, Ltd., Class H (b)	601,500	4,918,710

Insurance Total		23,417,846

Real Estate Management & Development – 4.9%
China Overseas Land & Investment Ltd.	968,320	2,075,464
China Vanke Co., Ltd., Class B	4,437,110	5,426,294
Guangzhou R&F Properties Co., Ltd., Class H	2,336,000	3,419,622

Real Estate Management & Development Total		10,921,380

Financials Total		79,613,240

Health Care – 1.6%
Biotechnology – 0.3%
China Nuokang Bio-Pharmaceutical, Inc., ADR (a)	149,052	745,260

Biotechnology Total		745,260

See Accompanying Notes to Financial Statements.

7

Columbia Greater China Fund

August 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Providers & Services – 0.7%
Sinopharm Group Co., Class H	430,830	1,646,870

Health Care Providers & Services Total		1,646,870

Pharmaceuticals – 0.6%
China Shineway Pharmaceutical Group Ltd.	472,000	1,237,975

Pharmaceuticals Total		1,237,975

Health Care Total		3,630,105

Industrials – 7.4%
Electrical Equipment – 2.1%
Harbin Electric, Inc. (a)	96,903	1,636,692
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,201,000	3,118,987

Electrical Equipment Total		4,755,679

Industrial Conglomerates – 1.0%
Beijing Enterprises Holdings Ltd.	190,500	1,347,076
Chongqing Machinery & Electric Co., Ltd., Class H	3,858,964	984,111

Industrial Conglomerates Total		2,331,187

Machinery – 1.6%
CSR Corp., Ltd., Class H	4,104,707	3,472,412

Machinery Total		3,472,412

Transportation Infrastructure – 2.7%
China Merchants Holdings International Co., Ltd.	722,000	2,443,313
Sichuan Expressway Co., Ltd., Class H	5,458,000	3,669,920

Transportation Infrastructure Total		6,113,233

Industrials Total		16,672,511

Information Technology – 12.2%
Communications Equipment – 2.5%
O-Net Communications Group Ltd. (a)	9,354,000	5,734,932

Communications Equipment Total		5,734,932

Electronic Equipment, Instruments & Components – 0.8%
Digital China Holdings Ltd.	1,111,000	1,728,426

Electronic Equipment, Instruments & Components Total		1,728,426

Internet Software & Services – 5.9%
Baidu, Inc., ADR (a)	44,000	3,450,920
Sina Corp. (a)	25,659	1,098,718
Tencent Holdings Ltd.	470,400	8,650,102

Internet Software & Services Total		13,199,740

	Shares	Value ($)
Software – 3.0%
AutoNavi Holdings Ltd., ADR (a)	77,643	1,211,231
Kingdee International Software Group Co., Ltd.	6,794,000	2,576,962
VanceInfo Technologies, Inc., ADR (a)	100,181	2,920,276

Software Total		6,708,469

Information Technology Total		27,371,567

Materials – 1.4%
Chemicals – 1.4%
Huabao International Holdings Ltd.	2,164,000	3,126,528

Chemicals Total		3,126,528

Materials Total		3,126,528

Telecommunication Services – 4.5%
Wireless Telecommunication Services – 4.5%
China Mobile Ltd.	1,000,500	10,235,118

Wireless Telecommunication Services Total		10,235,118

Telecommunication Services Total		10,235,118

Utilities – 2.9%
Gas Utilities – 2.9%
Xinao Gas Holdings Ltd.	2,384,000	6,433,057

Gas Utilities Total		6,433,057

Utilities Total		6,433,057

Total Common Stocks (cost of $129,690,073)		224,320,847

Short-Term Obligation – 0.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/31/10, due 09/01/10 at 0.180%, collateralized by a U.S. Treasury obligation maturing 08/15/39, market value $762,486 (repurchase proceeds $745,004)	745,000	745,000

Total Short-Term Obligation (cost of $745,000)		745,000

Total Investments – 100.0% (cost of $130,435,073)(c)		225,065,847

Other Assets & Liabilities, Net – (0.0)%		(85,814)

Net Assets – 100.0%		224,980,033

See Accompanying Notes to Financial Statements.

8

Columbia Greater China Fund

August 31, 2010

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2010, the value of this security amounted to $4,918,710 which represents 2.2% of net assets.

(c)	Cost for federal income tax purposes is $130,435,073.

The following table summarizes the inputs used, as of August 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$5,374,968	$22,733,741	$—	$28,108,709
Consumer Staples	—	10,546,408	—	10,546,408
Energy	—	38,583,604	—	38,583,604
Financials	—	74,694,530	4,918,710	79,613,240
Health Care	745,260	2,884,845	—	3,630,105
Industrials	1,636,692	15,035,819	—	16,672,511
Information Technology	8,681,145	18,690,422	—	27,371,567
Materials	—	3,126,528	—	3,126,528
Telecommunication Services	—	10,235,118	—	10,235,118
Utilities	—	6,433,057	—	6,433,057

Total Common Stocks	16,438,065	202,964,072	4,918,710	224,320,847

Total Short-Term Obligation	—	745,000	—	745,000

Total Investments	$16,438,065	$203,709,072	$4,918,710	$225,065,847

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The following table reconciles asset balances for the year ended August 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2010
Common Stocks
Financials	$—	$723,703	$(45,688)	$—	$(2,210,027)	$6,450,722	$—	$4,918,710

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at August 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $45,688. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

Financial assets were transferred from level 2 to level 3 as certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company’s capital structure.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy during the year ended August 31, 2010:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$6,450,722	$6,450,722	$—

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

9

Columbia Greater China Fund

August 31, 2010

At August 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	35.4
Energy	17.1
Consumer Discretionary	12.5
Information Technology	12.2
Industrials	7.4
Consumer Staples	4.7
Telecommunication Services	4.5
Utilities	2.9
Health Care	1.6
Materials	1.4

	99.7
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	(0.0	)*

	100.0

* Round to less than 0.1%.

The Fund was invested in the following countries at August 31, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
China	$217,949,646	96.9
Hong Kong	6,371,201	2.8
United States*	745,000	0.3

	$225,065,847	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Greater China Fund

August 31, 2010

		($)
Assets	Investments, at cost	130,435,073

	Investments, at value	225,065,847
	Cash	669
	Foreign currency (cost of $161,057)	161,061
	Receivable for:
	Investments sold	331,646
	Fund shares sold	151,474
	Dividends	63,844
	Interest	4
	Trustees’ deferred compensation plan	23,650
	Prepaid expenses	5,018

	Total Assets	225,803,213

Liabilities	Payable for:
	Fund shares repurchased	368,956
	Investment advisory fee	184,292
	Pricing and bookkeeping fees	7,866
	Transfer agent fee	71,431
	Trustees’ fees	1,931
	Custody fee	35,980
	Distribution and service fees	71,226
	Chief compliance officer expenses	166
	Trustees’ deferred compensation plan	23,650
	Other liabilities	57,682

	Total Liabilities	823,180

	Net Assets	224,980,033

Net Assets Consist of	Paid-in capital	127,330,061
	Undistributed net investment income	607,328
	Accumulated net realized gain	2,411,928
	Net unrealized appreciation (depreciation) on:
	Investments	94,630,774
	Foreign currency translations	(58)

	Net Assets	224,980,033

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Greater China Fund

August 31, 2010

Class A	Net assets	$116,870,172
	Shares outstanding	2,276,174
	Net asset value per share	$51.35	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($51.35 / 0.9425)	$54.48	(b)

Class B	Net assets	$16,717,538
	Shares outstanding	338,303
	Net asset value and offering price per share	$49.42	(a)

Class C	Net assets	$36,371,007
	Shares outstanding	726,032
	Net asset value and offering price per share	$50.10	(a)

Class Z	Net assets	$55,021,316
	Shares outstanding	1,026,581
	Net asset value and offering price per share	$53.60	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Greater China Fund

For the Year Ended August 31, 2010

		($)
Investment Income	Dividends	5,108,725
	Interest	911
	Foreign taxes withheld	(428,439)

	Total Investment Income	4,681,197

Expenses	Investment advisory fee	2,279,560
	Distribution fee:
	Class B	137,841
	Class C	295,281
	Service fee:
	Class A	323,893
	Class B	45,947
	Class C	98,417
	Transfer agent fee	469,187
	Pricing and bookkeeping fees	86,509
	Trustees’ fees	27,364
	Custody fee	221,372
	Chief compliance officer expenses	1,014
	Other expenses	205,704

	Expenses before interest expense	4,192,089
	Interest expense	717

	Total Expenses	4,192,806

	Expense reductions	— (a)

	Net Investment Income	488,391

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain on:
	Investments	17,960,003
	Foreign currency transactions	18,074

	Net realized gain	17,978,077

	Net change in unrealized appreciation (depreciation) on:
	Investments	15,712,714
	Foreign currency translations	(7)

	Net change in unrealized appreciation (depreciation)	15,712,707

	Net Gain	33,690,784

	Net Increase Resulting from Operations	34,179,175

(a)	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Greater China Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	488,391	1,450,928
	Net realized gain (loss) on investments and foreign currency transactions	17,978,077	(15,111,316)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	15,712,707	(6,774,353)

	Net increase (decrease) resulting from operations	34,179,175	(20,434,741)

Distributions to Shareholders	From net investment income:
	Class A	(609,676)	—
	Class Z	(320,778)	—
	From net realized gains:
	Class A	—	(1,483,663)
	Class B	—	(223,819)
	Class C	—	(392,226)
	Class Z	—	(436,493)

	Total distributions to shareholders	(930,454)	(2,536,201)

	Net Capital Stock Transactions	(32,242,287)	(12,519,342)
	Increase from regulatory settlements	148,533	103,255
	Redemption fees	36,720	93,566

	Total increase (decrease) in net assets	1,191,687	(35,293,463)

Net Assets	Beginning of period	223,788,346	259,081,809
	End of period	224,980,033	223,788,346
	Undistributed net investment income at end of period	607,328	882,784

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Greater China Fund

	Capital Stock Activity
	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	533,966	26,896,211	640,144	24,692,423
Distributions reinvested	10,370	519,513	38,179	1,286,612
Redemptions	(1,029,040)	(50,967,024)	(1,235,383)	(43,562,423)

Net decrease	(484,704)	(23,551,300)	(557,060)	(17,583,388)

Class B
Subscriptions	17,982	856,074	61,424	2,316,583
Distributions reinvested	—	—	5,032	164,581
Redemptions	(96,183)	(4,609,765)	(133,056)	(4,376,447)

Net decrease	(78,201)	(3,753,691)	(66,600)	(1,895,283)

Class C
Subscriptions	133,863	6,585,620	295,539	11,096,474
Distributions reinvested	—	—	8,529	282,747
Redemptions	(247,265)	(11,964,448)	(328,054)	(11,076,276)

Net increase (decrease)	(113,402)	(5,378,828)	(23,986)	302,945

Class Z
Subscriptions	335,054	17,582,788	515,855	20,827,817
Distributions reinvested	3,627	189,365	9,309	326,574
Redemptions	(335,284)	(17,330,621)	(394,270)	(14,498,007)

Net increase	3,397	441,532	130,894	6,656,384

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$44.30		$46.54		$58.78		$31.90		$24.68

Income from Investment Operations:
Net investment income (a)	0.17		0.34		0.22		0.26		0.26
Net realized and unrealized gain (loss) on investments and foreign currency	7.06		(2.08)		(12.02)		26.86		7.41

Total from investment operations	7.23		(1.74)		(11.80)		27.12		7.67

Less Distributions to Shareholders:
From net investment income	(0.22)		—		(0.46)		(0.24)		(0.45)
From net realized gains	—		(0.54)		(0.03)		—		—

Total distributions to shareholders	(0.22)		(0.54)		(0.49)		(0.24)		(0.45)

Increase from Regulatory Settlements	0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)

Net Asset Value, End of Period	$51.35		$44.30		$46.54		$58.78		$31.90
Total return (c)	16.42%		(3.30)%		(20.24)%		85.39%		31.55	%(d)(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.62%		1.69%		1.55%		1.59%		1.73%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	%(g)	—
Net expenses (f)	1.62%		1.69%		1.55%		1.59%		1.73%
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income (f)	0.33%		0.96%		0.37%		0.61%		0.93%
Portfolio turnover rate	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$116,870		$122,314		$154,413		$179,902		$84,492

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$42.77		$45.29		$57.29		$31.14		$24.11

Income from Investment Operations:
Net investment income (loss) (a)	(0.20)		0.07		(0.23)		(0.06)		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	6.81		(2.09)		(11.73)		26.22		7.25

Total from investment operations	6.61		(2.02)		(11.96)		26.16		7.30

Less Distributions to Shareholders:
From net investment income	—		—		(0.06)		(0.01)		(0.27)
From net realized gains	—		(0.54)		(0.03)		—		—

Total distributions to shareholders	—		(0.54)		(0.09)		(0.01)		(0.27)

Increase from Regulatory Settlements	0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)

Net Asset Value, End of Period	$49.42		$42.77		$45.29		$57.29		$31.14
Total return (c)	15.55%		(4.02)%		(20.83)%		84.01%		30.57	%(d)(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.37%		2.44%		2.30%		2.34%		2.48%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	%(g)	—
Net expenses (f)	2.37%		2.44%		2.30%		2.34%		2.48%
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income (loss) (f)	(0.42)%		0.21%		(0.40)%		(0.14)%		0.19%
Portfolio turnover rate	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$16,718		$17,813		$21,880		$33,502		$17,176

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$43.36		$45.89		$58.05		$31.56		$24.43

Income from Investment Operations:
Net investment income (loss) (a)	(0.21)		0.09		(0.22)		(0.07)		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	6.91		(2.12)		(11.90)		26.57		7.35

Total from investment operations	6.70		(2.03)		(12.12)		26.50		7.40

Less Distributions to Shareholders:
From net investment income	—		—		(0.06)		(0.01)		(0.27)
From net realized gains	—		(0.54)		(0.03)		—		—

Total distributions to shareholders	—		(0.54)		(0.09)		(0.01)		(0.27)

Increase from Regulatory Settlements	0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)

Net Asset Value, End of Period	$50.10		$43.36		$45.89		$58.05		$31.56
Total return (c)	15.54%		(3.99)%		(20.84)%		83.97%		30.58	%(d)(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.37%		2.44%		2.30%		2.34%		2.48%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	%(g)	—
Net expenses (f)	2.37%		2.44%		2.30%		2.34%		2.48%
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income (loss) (f)	(0.43)%		0.24%		(0.38)%		(0.17)%		0.20%
Portfolio turnover rate	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$36,371		$36,395		$39,620		$51,938		$22,229

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$46.20		$48.38		$61.05		$33.10		$25.59

Income from Investment Operations:
Net investment income (a)	0.30		0.44		0.38		0.37		0.37
Net realized and unrealized gain (loss) on investments and foreign currency	7.37		(2.12)		(12.47)		27.90		7.65

Total from investment operations	7.67		(1.68)		(12.09)		28.27		8.02

Less Distributions to Shareholders:
From net investment income	(0.31)		—		(0.60)		(0.32)		(0.51)
From net realized gains	—		(0.54)		(0.03)		—		—

Total distributions to shareholders	(0.31)		(0.54)		(0.63)		(0.32)		(0.51)

Increase from Regulatory Settlements	0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital (a)	0.01		0.02		0.05		—	(b)	—	(b)

Net Asset Value, End of Period	$53.60		$46.20		$48.38		$61.05		$33.10
Total return (c)	16.71%		(3.05)%		(20.04)%		85.88%		31.86	%(d)(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.37%		1.44%		1.30%		1.34%		1.48%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	%(g)	—
Net expenses (f)	1.37%		1.44%		1.30%		1.34%		1.48%
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income (f)	0.58%		1.17%		0.62%		0.82%		1.25%
Portfolio turnover rate	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$55,021		$47,266		$43,170		$52,903		$19,821

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Greater China Fund

August 31, 2010

Note 1. Organization

Columbia Greater China Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

20

Columbia Greater China Fund, August 31, 2010

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the “amendment”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

21

Columbia Greater China Fund, August 31, 2010

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and proceeds

22

Columbia Greater China Fund, August 31, 2010

received from litigation settlements were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$166,607	$(18,075)	$(148,532)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	August 31, 2010	August 31, 2009
Ordinary Income*	$930,454	$16,410
Long-Term Capital Gains	—	2,519,791

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$635,263	$2,411,928	$94,630,774

Unrealized appreciation and depreciation at August 31, 2010, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$96,383,912
Unrealized depreciation	(1,753,138)

Net unrealized appreciation	$94,630,774

Capital loss carryforwards of $11,181,842 were utilized during the year ended August 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”) acquired a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Fund. In connection with the closing of the Transaction (the “Closing”), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the “New Advisor”). The New Advisor receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

Prior to the Closing, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended August 31, 2010, the Fund’s effective investment advisory fee rate was 0.95% of the Fund’s average daily net assets.

23

Columbia Greater China Fund, August 31, 2010

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the “Administrative Agreement”). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the “New Transfer Agent”). The New Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The New Transfer Agent receives a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the New Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. (the “Previous Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure. Prior to November 1, 2009, the annual rate was $17.34 per open account.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year

24

Columbia Greater China Fund, August 31, 2010

ended August 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the “New Distributor”).

For the year ended August 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $43,450 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $104, $33,525 and $15,024, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the New Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the New Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Expense Limits and Fee Waivers

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.40% of the Fund’s average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund’s custodian, did not exceed 1.40% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended August 31, 2010, these custody credits reduced total expenses by less than $1 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $53,496,516 and $86,221,420, respectively.

25

Columbia Greater China Fund, August 31, 2010

Note 7. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2010, the redemption fees for Class A, Class B, Class C and Class Z of the Fund amounted to $20,024, $2,840, $6,045 and $7,811, respectively.

Note 8. Regulatory Settlements

During the years ended August 31, 2010 and August 31, 2009, the Fund received payments totaling $148,533 and $103,255, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,346,154 at a weighted average interest rate of 1.47%

Note 10. Shareholder Concentration

As of August 31, 2010, one shareholder account owned 12.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversification Risk

As a non-diversified mutual fund, the Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund’s investments are concentrated in the Greater China region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

26

Columbia Greater China Fund, August 31, 2010

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2010

28

Federal Income Tax Information (Unaudited) – Columbia Greater China Fund

The Fund hereby designates as a capital gains dividend with respect to the fiscal year ended August 31, 2010, $2,532,524, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended August 31, 2010 of $428,439 are being passed through to shareholders. This represents $0.10 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $5,108,725 ($1.17 per share) for the fiscal year ended August 31, 2010.

For non-corporate shareholders 2.32%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended August 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 64; None

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software application); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer may technically be an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

32

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

34

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

35

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.[5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

36

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

37

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. The proposals were voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,906,115	5,919,332	4,538,940	42,544,412

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,120,565	11,503,202	4,740,627	42,544,405

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

41

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1371 A (10/10)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders is included in this annual filing. Fee information for fiscal year ended August 31, 2009 also includes fees for one series that changed its fiscal year end to December 31 during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2010 and August 31, 2009 are approximately as follows:

2010	2009
$377,300	$423,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2009 also include fees for the review of and provision of consent in connection with filing Form N-1A for a new share class.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2010 and August 31, 2009 are approximately as follows:

2010	2009
$46,000	$50,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended August 31, 2010 and August 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2010 and August 31, 2009 are approximately as follows:

2010	2009
$50,800	$52,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2010 also includes tax fees for assistance with foreign tax filings.

During the fiscal years ended August 31, 2010 and August 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2010 and August 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2010 and August 31, 2009 are approximately as follows:

2010	2009
$1,156,500	$829,700

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2010 and August 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2010 and August 31, 2009 are approximately as follows:

2010	2009
$1,253,300	$933,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 8, 2010

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	November 8, 2010